     As filed with the Securities and Exchange Commission on April 30, 2004

                                                      Registration No. 333-69522
                                                                       811-07971
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
          Pre-Effective Amendment No.                                        [_]
          Post-Effective Amendment No. 5 and                                 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
          Amendment No. 4                                                    [X]
                        (Check appropriate box or boxes)

                                   ----------

                   MetLife Investors Variable Life Account One
                           (Exact Name of Registrant)
                       MetLife Investors Insurance Company
                               (Name of Depositor)
                            22 Corporate Plaza Drive
                             Newport Beach, CA 92660

              (Address of Depositor's Principal Executive Offices)
                 Name and complete address of agent for service:
                               Richard C. Pearson
                            Executive Vice President,
                          General Counsel and Secretary
                       MetLife Investors Insurance Company
                            22 Corporate Plaza Drive
                             Newport Beach, CA 92660
                                 (800) 989-3752
                                   Copies to:
                                W. Thomas Conner
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                                 (202) 383-0590

                                   ----------

It is proposed that this filing will become effective (check appropriate box) [_] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2004 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)

[_] on (date) pursuant to paragraph (a) (1) of Rule 485
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Flexible Premium Joint and Last Survivor Variable Life Insurance Policy and Flexible Premium Single Variable Life Insurance Policy (Title and amount of securities being registered)

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals.
The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.


You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 22 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.


MET INVESTORS SERIES TRUST (CLASS A):

      Goldman Sachs Mid-Cap Value Portfolio

      Harris Oakmark International Portfolio
      Janus Aggressive Growth Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio
      Met/AIM Mid Cap Core Equity Portfolio
      Met/AIM Small Cap Growth Portfolio
      Met/Putnam Research Portfolio
      MFS Research International Portfolio

      Money Market Portfolio


      Neuberger Berman Real Estate Portfolio

      Oppenheimer Capital Appreciation Portfolio
      PIMCO Inflation Protected Bond Portfolio

      PIMCO PEA Innovation Portfolio



      PIMCO Total Return Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      Third Avenue Small Cap Value Portfolio

      Turner Mid-Cap Growth Portfolio


METROPOLITAN SERIES FUND, INC. (CLASS A):
      Davis Venture Value Portfolio
      Harris Oakmark Focused Value Portfolio
      Jennison Growth Portfolio
      MetLife Stock Index Portfolio


THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.

The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.


May 1, 2004

  TABLE OF CONTENTS                                                      PAGE

  SUMMARY OF BENEFITS AND RISKS.........................................   4
       Benefits of the Policy...........................................   4
       Risks of the Policy..............................................   5
       Risks of the Investment Funds....................................   7

  FEE TABLES............................................................   7
       Transaction Fees.................................................   8
       Periodic Charges Other Than Investment Fund Operating Expenses...   9
       Annual Investment Fund Operating Expenses........................  13

  THE VARIABLE LIFE INSURANCE POLICY....................................  14
       Who Should Purchase the Policy?..................................  14
       Replacing Existing Insurance.....................................  14
       State Variations.................................................  15

  PURCHASES.............................................................  15
       Application for a Policy.........................................  15
       Premiums.........................................................  15
       Unscheduled Premiums.............................................  15
       Communications and Payments......................................  16
       Lapse and Grace Period...........................................  16
       Reinstatement....................................................  16
       Allocation of Premium............................................  17
       Cash Value of Your Policy........................................  17
       Method of Determining Cash Value of an Investment Fund...........  17
       Net Investment Factor............................................  18
       Our Right to Reject or Return a Premium Payment..................  18

  THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS.........................  19
       MetLife Investors and the Separate Account.......................  19
       Substitution and Limitations on Further Investments..............  21
       Voting...........................................................  21
       Transfers........................................................  21
       Dollar Cost Averaging............................................  22
       Portfolio Rebalancing............................................  23
       Approved Asset Allocation Programs...............................  23

  DEATH BENEFIT.........................................................  24
       Change of Death Benefit..........................................  25
       Change in Face Amount............................................  26

  ACCESS TO YOUR MONEY..................................................  26
       Policy Loans.....................................................  26
       Loan Interest Charged............................................  27
       Security.........................................................  27
       Repaying Policy Debt.............................................  27
       Partial Withdrawals..............................................  28
       Pro-Rata Surrender...............................................  29
       Full Surrenders..................................................  29

  OTHER INFORMATION.....................................................  29
       The General Account..............................................  29
       Distribution.....................................................  30
       Suspension of Payments or Transfers..............................  30
       Ownership........................................................  31
       Conversion Rights................................................  31
       Additional Benefits..............................................  31
       Legal Proceedings................................................  33
       Experts..........................................................  33
       Financial Statements.............................................  33
       Restrictions on Financial Transactions...........................  33

  CHARGES...............................................................  34
       Deductions from Each Premium Payment.............................  34
       Monthly Deduction................................................  35
       Charges for Additional Benefit Riders............................  36
       Mortality and Expense Risk Charge................................  37
       Surrender Charge.................................................  37

 TABLE OF CONTENTS                                                        PAGE

      Transaction Charges................................................  38
      Projection of Benefits and Values Charge...........................  38
      Investment Fund Expenses...........................................  38

 FEDERAL TAX STATUS......................................................  39

 SPECIAL TERMS...........................................................  42

 APPENDIX A: ILLUSTRATIONS OF POLICY VALUES..............................  44

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE
                                                                            ---
SPECIAL TERMS SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND
----------------------------------------------------------------------------
PHRASES USED IN THIS PROSPECTUS.
--------------------------------

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.

POLICY FLEXIBILITY. The Policy is "flexible" because:

..  the frequency and amount of premiums can vary;

..  you can choose among death benefit options; and

..  you can change the amount of insurance coverage.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Cash Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option, unless your Policy was issued in Florida. A Policy issued with an Option C death benefit may not be changed.

FREE LOOK. You may cancel the Policy within 20 days after you receive it (or whatever period may be required in your state) or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid (or whatever amount is required in your state).


INVESTMENT CHOICES. You can allocate your Net Premiums and Cash Value to our General Account or among any or all of the twenty-two Investment Funds available through the Policy. The Investment Funds available include equity funds, bond funds and a money market fund.


PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. Partial
                                                                     -------
withdrawals may have tax consequences.
--------------------------------------


TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:



.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the Money Market Portfolio to other Investment Funds on a monthly basis.


.. PORTFOLIO REBALANCING. Under the portfolio rebalancing program, you may direct us to automatically restore the balance of the Cash Value in the General Account and the Investment Funds to the percentages determined in advance.

LOANS. You may borrow Cash Value from your Policy. The maximum amount you may borrow is the Cash Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. Loans may
                                                                    ---------
have tax consequences.
----------------------

PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Cash Value by any whole percentage chosen by you. A Pro-Rata Surrender may have tax
                                    ---------------------------------
consequences.
-------------

SURRENDERS. You may make a full surrender of the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.
                  --------------------------------------


TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should generally be free of Federal income tax.


CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Cash Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.

ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's Cash Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Cash Value, which can significantly reduce your Policy's Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Cash Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Cash Value to the General Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.


TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of joint and last survivor policies. In addition, if a term rider is added to your Policy, or if your Policy is issued on a substandard basis, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply.


Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


See "Federal Tax Status." You should consult a qualified tax adviser for
                          ----------------------------------------------
assistance in all Policy-related tax matters.
---------------------------------------------

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.


LIMITATIONS ON ACCESS TO CASH VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and may impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Cash Value in that Fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's Cash Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.


LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and may impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Cash Value in an Investment Fund or the General Account. Transfers from the General Account are subject to additional limitations: the maximum amount you can transfer from the General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We reserve the right to restrict the number and amount of transfers you may make in a Policy year. We or an Investment Fund may also impose certain restrictions on market timing activities. See "Transfers" and each Fund's prospectus for more details.


TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE INVESTMENT FUNDS

A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES


The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or makes transfers among the Investment Funds and the General Account.



If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT
                                                         ---------------------
BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your
------------------------------------------------------------------------
Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the Insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES

Charge                     When Charge is Deducted       Current Amount Deducted        Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10        In Policy year 1, 15% on up
Premiums/1/                                              2% in Policy years 11+         to one Target Premium, 5% in
                                                                                        excess of one Target Premium/2/
                                                                                        5% in Policy years 2-10
                                                                                        2% in Policy years 11+
-----------------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years         2% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years       1.3% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Surrender Charge           On surrender, lapse, or Face  45% of one Target              45% of one Target Premium
                           Amount reduction in the       Premium in Policy years 1-5    in Policy years 1-5 (less in
                           first 10 Policy years (and,   (less in other Policy years -- other Policy years -- see
                           with respect to a Face        see footnote)/3/               footnote)/3/
                           Amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of cash value     Not currently charged          $25 for each transfer in excess
Transfers                  among Investment Funds                                       of 12 per Policy year
                           and to and from the General
                           Account
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged          $25 for each partial
Partial Withdrawal         cash value                                                   withdrawal in excess of 12 per
                                                                                        Policy year
-----------------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration           $25 per illustration
Values Charge              illustration in excess of one
                           per year

/1/ Current and maximum Sales Charges may vary from the amounts shown in this table in certain states.
/2/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.
/3/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the fifth Policy year following a Face Amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the tenth Policy year following the Face Amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested Face Amount reduction, as well as to a Face Amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.

PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------
Cost of Insurance:/1/

SINGLE LIFE POLICY

  Minimum and                           Monthly         $.02 to $83.33 per $1,000  $.06 to $83.33 per $1,000 of
  -----------                                           of net amount at risk/2/   net amount at risk/2/
  Maximum Charge
  --------------

  Charge in the first Policy            Monthly         $.14 per $1,000 of net     $.65 per $1,000 of net
  --------------------------                            amount at risk             amount at risk
  year for a male insured,
  ------------------------
  issue age 55, in the
  --------------------
  preferred nonsmoker rate
  ------------------------
  class with a base Policy
  ------------------------
  face amount of $900,000
  -----------------------

JOINT AND LAST
SURVIVOR POLICY

  Minimum and                           Monthly         $.00 to $83.33 per $1,000  $.00 to $83.33 per $1,000 of
  -----------                                           of net amount at risk      net amount at risk
  Maximum Charge
  --------------

  Charge in the first Policy            Monthly         $.01 per $1,000 of net     $.06 per $1,000 of net
  --------------------------                            amount at risk             amount at risk
  year for a male and a
  ---------------------
  female insured, joint issue
  ---------------------------
  age 70, in the preferred
  ------------------------
  nonsmoker rate class with
  -------------------------
  a base Policy face amount
  -------------------------
  of $450,000
  -----------
---------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
---------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on cash value in                                .05% in Policy years 21+   .35% in Policy years 21+
the Separate Account)
---------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's Cash Value.

-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge/1/

SINGLE LIFE POLICY

  Minimum and                   Monthly during the            $.04 to $.65 per $1,000 of  $.04 to $.65 per $1,000 of
  -----------                   first 10 Policy years (and,   base Policy face amount     base Policy and Supplemental
  Maximum Charge                with respect to a face                                    Coverage Term Rider face
  --------------                amount increase, during the                               amount
                                first 10 Policy years after
                                the increase)

  Charge for a male             Monthly during the first 10   $.24 per $1,000 of base     $.24 per $1,000 of base
  -----------------             Policy years (and with        Policy face amount          Policy and Supplemental
  insured, issue age 55, in     respect to a face amount                                  Coverage Term Rider face
  -------------------------     increase, during the first 10                             amount
  the preferred nonsmoker       Policy years after the
  -----------------------       increase)
  rate class with a face
  ----------------------
  amount of $900,000
  ------------------

JOINT AND LAST
SURVIVOR POLICY

  Minimum and                   Monthly during the first 10   $.06 to $1.01 per $1,000 of $.06 to $1.01 per $1,000 of
  -----------                   Policy years                  base Policy face amount     base Policy face amount
  Maximum Charge
  --------------
  for the base Policy
  -------------------

  Charge for a male and a       Monthly during the first 10   $.42 per $1,000 of base     $.42 per $1,000 of base
  -----------------------       Policy years                  Policy face amount          Policy face amount
  female insured, joint issue
  ---------------------------
  age 70, in the preferred
  ------------------------
  nonsmoker rate class with
  -------------------------
  a base Policy face amount
  -------------------------
  of $450,000
  -----------

  Minimum and                   Monthly during the first 10   $.03 to $.28 per $1,000 of  $.03 to $.28 per $1,000 of
  -----------                   Policy years                  rider face amount           rider face amount
  Maximum Charge for
  ------------------
  the Supplemental
  ----------------
  Coverage Term Rider
  -------------------

  Charge for a male and a       Monthly during the first 10   $.06 per $1,000 of rider    $.06 per $1,000 of rider face
  -----------------------       Policy years                  face amount                 amount
  female insured, joint issue
  ---------------------------
  age 70, in the preferred
  ------------------------
  nonsmoker rate class with
  -------------------------
  a rider face amount of
  ----------------------
  $450,000
  --------
-----------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral/2/  .50% of loan collateral/2/
-----------------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The Cash Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:


---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider/1/

SINGLE LIFE POLICY

  Minimum and                  Monthly                       $.02 to $83.33 per $1,000   $.06 to $83.33 per $1,000 of
  -----------                                                of net amount at risk       net amount at risk
  Maximum Cost of
  ---------------
  Insurance Charge
  ----------------

  Charge in the first          Monthly                       $.06 per $1,000 of net      $.19 per $1,000 of net
  -------------------                                        amount at risk              amount at risk
  Policy year for a male
  ----------------------
  insured, issue age 40, in
  -------------------------
  the preferred nonsmoker
  -----------------------
  rate class with a rider
  -----------------------
  face amount of $750,000
  -----------------------

  Selection and Issue          Monthly                       Not currently charged       Same as base Policy--see
  Expense Charge                                                                         preceding table

JOINT AND LAST SURVIVOR
POLICY

  Minimum and                  Monthly                       $.00 to $83.33 per $1,000   $.00 to $83.33 per $1,000 of
  -----------                                                of net amount at risk       net amount at risk
  Maximum Cost of
  ---------------
  Insurance Charge
  ----------------

  Charge in the first          Monthly                       $.01 per $1,000 of net      $.06 per $1,000 of net
  -------------------                                        amount at risk              amount at risk
  Policy year for a male
  ----------------------
  and a female insured,
  ---------------------
  joint issue age 70, in the
  --------------------------
  preferred nonsmoker rate
  ------------------------
  class with a rider face
  -----------------------
  amount of $450,000
  ------------------

  Selection and Issue          Monthly                       Same as base Policy--see    Same as base Policy--see
  Expense Charge                                             preceding table             preceding table
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider/1/

  Minimum and                  Monthly                       $1.30 to $10.88 per $100 of $1.30 to $10.88 per $100 of
  -----------                                                Specified Premium           Specified Premium
  Maximum Charge
  --------------

  Charge in the first Policy   Monthly                       $7.00 per $100 of Specified $7.00 per $100 of Specified
  --------------------------                                 Premium                     Premium
  year for a male insured,
  ------------------------
  issue age 55, in the
  --------------------
  preferred nonsmoker rate
  ------------------------
  class
  -----

  Charge in the first Policy   Monthly                       N/A                         N/A
  --------------------------
  year for a male insured
  -----------------------
  and a female insured,
  ---------------------
  joint issue age 70, in the
  --------------------------
  preferred nonsmoker rate
  ------------------------
  class
  -----
---------------------------------------------------------------------------------------------------------------------


/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy


---------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------

Guaranteed Survivor
Purchase Option Rider/1/

  Minimum and                          Monthly         $.02 to $13.86 per $1,000   $.02 to $13.86 per $1,000 of
  -----------                                          of option amount            option amount
  Maximum Charge
  --------------

  Charge for a male insured,           Monthly         $.11 per $1,000 of option   $.11 per $1,000 of option
  --------------------------                           amount                      amount
  issue age 55, in the
  --------------------
  preferred nonsmoker rate
  ------------------------
  class
  -----
---------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider/1/

  Minimum and                          Monthly         $3.00 to $28.50 per $100 of $3.00 to $28.50 per $100 of
  -----------                                          monthly deduction           monthly deduction
  Maximum Charge
  --------------

  Charge in the first Policy           Monthly         $18.50 per $100 of monthly  $18.50 per $100 of monthly
  --------------------------                           deduction                   deduction
  year for a male
  ---------------
  insured, issue age 55, in
  -------------------------
  the preferred nonsmoker
  -----------------------
  rate class
  ----------
---------------------------------------------------------------------------------------------------------------


Additional Riders -- Joint and Last Survivor Policy

--------------------------------------------------------------------------------------------------------------
Charge                       When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider/1/

  Minimum and                        Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.33 per $1,000 of
  -----------                                        rider face amount           rider face amount
  Maximum Charge
  --------------

  Charge for a male and              Monthly         $.05 per $1,000 of rider    $.06 per $1,000 of rider face
  ---------------------                              face amount                 amount
  a female insured, joint
  -----------------------
  issue age 70, in the
  --------------------
  preferred nonsmoker rate
  ------------------------
  class with a rider face
  -----------------------
  amount of $450,000
  ------------------
--------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

ANNUAL INVESTMENT FUND OPERATING EXPENSES


The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2003, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



                                                                     Minimum Maximum
------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .31%   1.26%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .31%   1.20%
------------------------------------------------------------------------------------


       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2005, as described in more detail below.


INVESTMENT FUND EXPENSES


Annual Fund Operating Expenses for the period ending December 31, 2003 (anticipated Annual Fund Operating Expenses for 2004 for the Goldman Sachs Mid-Cap Value Portfolio, the Neuberger Berman Real Estate Portfolio and the Turner Mid-Cap Growth Portfolio), as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:



                                                                    Gross
                                            Manage-                 Total   Fee Waivers and Net Total
                                             ment    Other   12b-1  Annual      Expense       Annual
                                             Fees   Expenses Fees  Expenses Reimbursements  Expenses/1/
----------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A SHARES)
 Goldman Sachs Mid-Cap Value Portfolio        .75%    .41%    .00%   1.16%        .21%          .95%/2, 3/
 Harris Oakmark International Portfolio       .85%    .36%    .00%   1.21%        .01%         1.20%/2/
 Janus Aggressive Growth Portfolio            .78%    .12%    .00%    .90%        .00%          .90%/2/
 Lord Abbett Bond Debenture Portfolio         .60%    .10%    .00%    .70%        .00%          .70%/4/
 Lord Abbett Growth and Income Portfolio      .56%    .06%    .00%    .62%        .00%          .62%
 Met/AIM Mid Cap Core Equity Portfolio        .75%    .21%    .00%    .96%        .01%          .95%/2/
 Met/AIM Small Cap Growth Portfolio           .90%    .26%    .00%   1.16%        .11%         1.05%/2/
 Met/Putnam Research Portfolio                .80%    .26%    .00%   1.06%        .16%          .90%/2/
 MFS Research International Portfolio         .80%    .31%    .00%   1.11%        .01%         1.10%/2/
 Money Market Portfolio                       .40%    .10%    .00%    .50%        .00%          .50%
 Neuberger Berman Real Estate Portfolio       .70%    .41%    .00%   1.11%        .21%          .90%/2, 3/
 Oppenheimer Capital Appreciation Portfolio   .63%    .12%    .00%    .75%        .00%          .75%/2/
 PIMCO Inflation Protected Bond Portfolio     .50%    .24%    .00%    .74%        .09%          .65%/2/
 PIMCO PEA Innovation Portfolio               .95%    .31%    .00%   1.26%        .16%         1.10%/2/
 PIMCO Total Return Portfolio                 .50%    .09%    .00%    .59%        .00%          .59%/4/
 T. Rowe Price Mid-Cap Portfolio              .75%    .17%    .00%    .92%        .00%          .92%/2/
 Third Avenue Small Cap Value Portfolio       .75%    .18%    .00%    .93%        .00%          .93%/4/
 Turner Mid-Cap Growth Portfolio              .80%    .41%    .00%   1.21%        .21%         1.00%/2, 3/
----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
 Davis Venture Value Portfolio                .74%    .05%    .00%    .79%        .00%          .79%
 Harris Oakmark Focused Value Portfolio       .75%    .05%    .00%    .80%        .00%          .80%
 Jennison Growth Portfolio                    .67%    .06%    .00%    .73%        .00%          .73%
 MetLife Stock Index Portfolio                .25%    .06%    .00%    .31%        .00%          .31%
----------------------------------------------------------------------------------------------------------

/1/ Net Total Annual Expenses do not reflect expense reductions that certain Investment Funds achieved as a result of directed brokerage arrangements.


/2/ Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2005, the percentages shown in the table (.95% in the case of the T. Rowe Price Mid-Cap Growth Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to expense waivers in addition to those shown in the table, actual Net Total Annual Expenses for the year ended December 31, 2003, for the following Portfolios, were: 1.16% for the Harris Oakmark International Portfolio, .89% for the Janus Aggressive Growth Portfolio, .93% for the Met/AIM Mid Cap Core Equity Portfolio, 1.04% for the Met/AIM Small Cap Growth Portfolio, .88% for the Met/Putnam Research Portfolio, 1.09% for the MFS Research International Portfolio, .72% for the Oppenheimer Capital Appreciation Portfolio, and .91% for the T. Rowe Price Mid-Cap Growth Portfolio. Expenses for the PIMCO Inflation Protected Bond Portfolio have been restated to reflect the terms of the Expense Limitation Agreement.


/3/ Expenses for the Goldman Sachs Mid-Cap Value Portfolio, the Neuberger Berman Real Estate Portfolio and the Turner Mid-Cap Growth Portfolio are annualized estimates for the year ending December 31, 2004, based on the Portfolios' May 1, 2004 start date.


/4/ Other Expenses reflect the repayment by the Portfolios of fees previously waived by Met Investors Advisory, under the terms of the Expense Limitation Agreement, in the following amounts: .03% for the Lord Abbett Bond Debenture Portfolio; .02% for the PIMCO Total Return Portfolio; and .01% for the Third Avenue Small Cap Value Portfolio.




   For information concerning compensation paid for the sale of the Policies, see "Distribution."

THE VARIABLE LIFE INSURANCE POLICY
The Policy provides for life insurance coverage on the Insured(s). It has a Cash Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Cash Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..  create or conserve one's estate;

..  supplement retirement income; and

..  access to funds through loans and surrenders.

REPLACING EXISTING INSURANCE

If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Office.

PURCHASES

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records or a physician's statement, or submit to a complete paramedical examination.

PREMIUMS

Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.

The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.

COMMUNICATIONS AND PAYMENTS



We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Service Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).


LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.

After the first 5 Policy years, lapse will occur if:

..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If your Policy was issued in Florida, the Grace Period provisions may be different. Please refer to your Policy.

Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Cash Value.

If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Cash Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.

Upon reinstatement:

..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Cash Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.


.. Following reinstatement, the No Lapse Period provision will again be applicable for any remaining portion of the No Lapse Period if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.


The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.


When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the Money Market Portfolio. Once the free look period expires, the Cash Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision.


CASH VALUE OF YOUR POLICY

The Cash Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Cash Value of premium allocated to the General Account.

METHOD OF DETERMINING CASH VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Cash Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Cash Value equals the Net Premium allocated to the Investment

Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Cash Value in an Investment Fund will equal:

(1) The Cash Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by

(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

MetLife Investors Insurance Company (MetLife Investors or the Company), is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company, whose principal office is located at One Madison Avenue, New York, New York 10010. We are located at 22 Corporate Plaza Drive, Newport Beach, California 92660. We established MetLife Investors Variable Life Account One (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies.


There are currently 22 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.


PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, SERVICE OFFICE, P.O. BOX 355, WARWICK, RI 02887-0355, (877) 357-4419. CERTAIN
PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.


The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.


A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC


Investment Fund                        Sub-Adviser            Investment Objective
---------------------------------------------------------------------------------------------

Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs Asset    Long-term capital appreciation.
                                       Management, L.P.

Harris Oakmark International Portfolio Harris Associates L.P. Long-term capital appreciation.

MET INVESTORS SERIES TRUSTADVISER:                    MET INVESTORS ADVISORY LLC


Investment Fund                            Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------------------------------------

Janus Aggressive Growth Portfolio          Janus Capital           Long-term growth of capital.
                                           Management LLC

Lord Abbett Bond Debenture Portfolio       Lord, Abbett & Co. LLC  High current income and the opportunity for capital appreciation to produce a high total
                                                                   return.

Lord Abbett Growth and Income Portfolio    Lord, Abbett & Co. LLC  Long-term growth of capital and income without excessive fluctuations in market
                                                                   value.

Met/AIM Mid Cap Core Equity Portfolio      AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/AIM Small Cap Growth Portfolio         AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/Putnam Research Portfolio              Putnam Investment       Capital appreciation.
                                           Management, LLC

MFS Research International Portfolio       Massachusetts Financial Capital appreciation.
                                           Services Company

Money Market Portfolio (formerly, PIMCO    Pacific Investment      Maximum current income, consistent with
Money Market Portfolio)                    Management Company      preservation of capital and daily liquidity.
                                           LLC

Neuberger Berman Real Estate Portfolio     Neuberger Berman        Total return through investment in real estate
                                           Management Inc.         securities, emphasizing both capital
                                                                   appreciation and current income.

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      Maximum real return, consistent with
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

PIMCO PEA Innovation Portfolio (formerly,  PEA Capital LLC         Capital appreciation; no consideration is
PIMCO Innovation Portfolio)                (formerly, PIMCO        given to income.
                                           Equity Advisors LLC)

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

T. Rowe Price Mid Cap Growth Portfolio     T. Rowe Price           Long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     EQSF Advisers, Inc.     Long-term capital appreciation.

Turner Mid-Cap Growth Portfolio            Turner Investment       Capital appreciation.
                                           Partners, Inc.





METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


Investment Fund                        Sub-Adviser              Investment Objective
----------------------------------------------------------------------------------------------------------

Davis Venture Value Portfolio          Davis Selected Advisers, Growth of capital.
                                       L.P.

Harris Oakmark Focused Value Portfolio Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio              Jennison Associates LLC  Long-term growth of capital.

MetLife Stock Index Portfolio          Metropolitan Life        To equal the performance of the Standard &
                                       Insurance Company        Poor's 500 Composite Stock Price Index.
----------------------------------------------------------------------------------------------------------


Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment

Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.




An investment adviser or sub-adviser of an Investment Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Investment Funds. The amount of this compensation is based on a percentage of assets of the Investment Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40% of assets.




SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Cash Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

We may, without your consent, substitute one or more of the Investment Funds you have selected with another Investment Fund that may have different fees and expenses. We will not do this without any necessary approval of the Securities and Exchange Commission. We may also, without your consent, limit further investment in an Investment Fund.


If automatic allocations (such as dollar cost averaging or portfolio rebalancing) are being made to an Investment Fund that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Investment Fund will be allocated the Money Market Portfolio.


In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.

VOTING

In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Funds will be determined as follows:
Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the

General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We may charge a transfer fee of $25 for additional transfers in a Policy year.


The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.






We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy Owners or Investment Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular Investment Funds made by Policy Owners within given periods of time and/or investigating transfer activity identified by us or the Investment Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and Investment Funds and may be more restrictive with regard to certain policies or Investment Funds than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners or Investment Fund shareholders. In addition, we cannot guarantee that the Investment Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Investment Funds.



Our policies and procedures may result in restrictions being applied to Policy Owners. These restrictions may include:



..   requiring you to send us by U.S. mail a signed, written request to make transfers;



..   establishing an earlier submission time for telephone and facsimile requests than for written requests, or suspending the right to make such requests altogether;



..   limiting the number of transfers you may make each Policy year;



..   charging a transfer fee or collecting a fund redemption fee;



..   denying a transfer request from an authorized third party acting on behalf of multiple Policy Owners; and



..   imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy Owners.



If restrictions are imposed on a Policy Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Investment Fund prospectuses for more details.


DOLLAR COST AVERAGING


Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:


1) the value of the Money Market Portfolio is completely depleted; or


2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Cash Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available --periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Cash Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

APPROVED ASSET ALLOCATION PROGRAMS

We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of their money among the Investment Funds available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules. Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Funds, and should we become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis. If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transaction charges.


We reserve the right to modify or terminate the program for any reason, including, without limitation, a change in regulatory requirements applicable to such programs.

DEATH BENEFIT

The amount of the death benefit depends on:

..  the Face Amount of your Policy;

.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and

..  under some circumstances the Cash Value of your Policy.

The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.

The minimum face amount of insurance that we offer is $50,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.

OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Cash Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                    -----------------------------------------
                    Applicable Percentage of Cash Value Table
                         For Insureds Less Than Age 100
                    -----------------------------------------
                                          Policy Cash Value
                    Insured Person's Age  Multiple Percentage
                    -----------------------------------------
                        40 or under              250%
                        45                       215%
                        50                       185%
                        55                       150%
                        60                       130%
                        65                       120%
                        70                       115%
                        78 to 90                 105%
                        95 to 99                 101%

                         Joint and Last Survivor Policy
                ------------------------------------------------
                   Applicable Percentage of Cash Value Table
                     For Younger Insureds Less Than Age 100
                ------------------------------------------------
                                             Policy Cash Value
                Younger Insured Person's Age Multiple Percentage
                ------------------------------------------------
                        40 or under                 250%
                        45                          215%
                        50                          185%
                        55                          150%
                        60                          130%
                        65                          120%
                        70                          115%
                        78 to 90                    105%
                        95 to 99                    101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Cash Value unless the state where your Policy was issued provides otherwise.

So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed unless your Policy was issued in Florida. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option
B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.

Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Cash Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.

You can cancel an increase in Face Amount within 20 days after you receive the new Policy specifications page for the increase (or whatever period is required in your state) or the 45th day after you sign the application for the increase, whichever period ends later. The monthly deductions associated with the increase will be restored to the Policy's Cash Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.

ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing. We will process your loan request upon receipt at our Service Office.

You may borrow an amount up to the loan value of the Policy. The loan value is:

..  the Cash Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500 (in some states this amount may be less). The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Cash Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Cash Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Cash Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Cash Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Cash Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Cash Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences, in particular, Policy loans outstanding after the tenth Policy year (see "Federal Tax Status").

LOAN INTEREST CHARGED

The maximum borrowing rate we may charge for a Policy loan is as follows:

                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

We will inform you of the current borrowing rate when a Policy loan is requested.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Cash Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS

After the first Policy year, upon written request to us, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Cash Value in an Investment Fund or the General Account.

For Policies issued in Idaho, there are no minimum amount requirements for partial withdrawals from the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Cash Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER


After the first Policy year, upon written request to us, you can make a Pro-Rata Surrender of the Policy. We will process your Pro-Rata Surrender request upon receipt at our Service Office. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by you. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:


(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.


You may allocate the amount of decrease in Cash Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.


A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro- Rata Surrender. A cash payment will be made to you for the amount of Cash Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.

OTHER INFORMATION

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

DISTRIBUTION




We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 22 Corporate Plaza Drive, Newport Beach, California 92660, for the distribution of the Policies. We and Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the Policies. We pay compensation to Distributor for sales of the Policies by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.



We and Distributor have entered into selling agreements with selling firms for the sale of the Policies. All selling firms receive commissions. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.



We and Distributor currently pay selling firms first-year commissions of up to 90% of a multiple of Target Premiums and 3.0% of a multiple of excess Target Premiums paid in Policy year 1. In renewal years, the commissions will equal up to 3.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond.



We and Distributor may sponsor conferences to which we invite sales representatives on a selective basis. These conferences may provide these sales representatives with an incentive to favor sales of the Policies over other variable life policies (or other investments). You may wish to take such factors into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account.



The Statement of Additional Information contains additional information about the compensation paid for sale of the Policies.


We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.

OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy).
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Cash Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. In addition, certain riders may not be available in your state. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Cash Value. (See "Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.

The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a portion of your insurance coverage under a Supplemental Coverage Term Rider. Current charges for the Rider are lower than for the base Policy in the first ten Policy years.

Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Cash Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy Years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Guaranteed Survivor Purchase Option (GSPO-Plus) --This rider grants the Policy Owner or the Insured's Beneficiary the option to purchase, upon the death of the Insured, on the 10th anniversary of the rider, and on the rider anniversary nearest the Designated Life's 65th birthday, a specified amount of additional insurance coverage on the Designated Life (or Lives) without furnishing evidence of insurability.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

EXPERTS


The financial statements of the sub-accounts of the Separate Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is One City Centre, St. Louis, Missouri 63101.


FINANCIAL STATEMENTS
The consolidated financial statements of the Company are provided in the Statement of Additional Information.

RESTRICTIONS ON FINANCIAL TRANSACTIONS


Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

CHARGES

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy
  .  investment options, including premium allocations
  .  administration of elective options
  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .  overhead and other expenses for providing services and benefits
  .  sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and the surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM EACH PREMIUM PAYMENT

TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.

SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently deduct a sales charge determined according to the following schedule:

   Policy Years 1-10: 5% of the actual premium you pay

   Policy Years 11+: 2% of the actual premium you pay

The Sales Charge is guaranteed not to exceed the following:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3) in the 11th Policy year and later, 2% of the actual premium you pay.

For Policies issued in the state of Oregon, the current sales charge amounts shown above are increased by 2%. The guaranteed sales charge varies for Policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas Policies is the same as the current sales charge shown above.

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

MONTHLY DEDUCTION

The monthly deduction is:

1. The monthly selection and issue expense charge; plus

2. The monthly policy charge; plus

3. The monthly cost of insurance charge; plus

4. The monthly cost, if any, for any additional benefit riders.

The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment fund bears to the total Cash Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s). For Policies issued in Texas, the guaranteed selection and issue expense charge is level for the life of the Policy to ensure compliance with the Texas non-forfeiture laws.

MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

For Policies issued in Texas, the selection and issue expense charge and monthly policy charge together cannot exceed $10 per month after the Insured attains age 100.

MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.

The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.

We currently place Insured(s) into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Non-smoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2) the Cash Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%

This deduction is guaranteed not to increase above the following amounts while the Policy is in force:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%

This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..  upon surrender or lapse of the Policy;

..  upon a partial withdrawal;

..  upon a Pro-Rata Surrender; or

..  upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.

                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Cash Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Cash Value of the Policy minus the value in the Loan Account.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

PROJECTION OF BENEFITS AND VALUES CHARGE

You may make a written request to us for a projection of illustrative future Cash Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the Fee Table.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

FEDERAL TAX STATUS


NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.



INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.


We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.


INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.




TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.


Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.


Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.


If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.


If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the

Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in
Section 7702, be taxed as ordinary income to the extent of income in the Policy.


Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans. If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.


Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Investment Funds to foreign jurisdictions.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.

A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

CASH SURRENDER VALUE -- The Cash Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The person or persons whose life (lives) are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account One, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.

SERVICE OFFICE -- MetLife Investors Insurance Company, P.O. Box 355, Warwick, Rhode Island 02887-0355 (877) 357-4419.

TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

                                  APPENDIX A



                        ILLUSTRATIONS OF POLICY VALUES



The tables in Appendix A illustrate the way the Policies work, based on assumptions about investment returns and the Insured's characteristics. They show how the death benefit, Cash Surrender Value and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a Single Life Policy with a Face Amount of $900,000 for a male aged 55. The Insured is assumed to be in the preferred nonsmoker rate class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option A death benefit.



Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (a) the rates of return varied above and below these averages during the period,
(b) premiums were paid in other amounts or at other than annual intervals, or
(c) the Cash Value was allocated differently among individual Investment Funds with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another risk class, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.



The death benefits, Cash Surrender Values and Cash Values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, a selection and issue expense charge, and a charge for the cost of insurance) from the Cash Value on the first day of each Policy month. The Cash Surrender Values reflect a surrender charge deducted from the Cash Value upon surrender, Face Amount reduction or lapse during the first 10 Policy years. The death benefits, Cash Surrender Values and Cash Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .55% in Policy years 1-10, .25% in Policy Years 11-20 and .05% thereafter (on a current basis), and .55% in Policy years 1-10, 45% in Policy years 11-20 and .35% thereafter (on a guaranteed basis), of the average daily value of the assets in the Separate Account attributable to the Policies. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Investment Funds, at an annual rate of .87% of the average daily net assets of the Investment Funds. This average does not reflect expense subsidies by the investment advisers of certain Investment Funds.



The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Investment Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Investment Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.41%, 4.51% and 8.45% in Policy years 1-10, -1.11%, 4.82% and
8.77% in Policy years 11-20 and -0.92%, 5.03% and 8.99% thereafter, respectively, based on the current charge for mortality and expense risks, and -1.41%, 4.51% and 8.45% in Policy years 1-10, -1.31%, 4.61% and 8.56% in Policy years 11-20 and -1.21%, 4.71% and 8.67% thereafter, respectively, based on the guaranteed maximum charge for mortality and expense risks.



If you request, we will furnish a personalized illustration reflecting the proposed Insured's age, sex, rate class, and the Face Amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the Insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 55



                            $17,685 ANNUAL PREMIUM


                        NONSMOKER PREFERRED RATE CLASS



                             $900,000 FACE AMOUNT



                            OPTION A DEATH BENEFIT




             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


               DEATH BENEFIT               CASH SURRENDER VALUE                CASH VALUE
           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END            GROSS ANNUAL                   GROSS ANNUAL                   GROSS ANNUAL
  OF         RATE OF RETURN OF              RATE OF RETURN OF              RATE OF RETURN OF
POLICY ------------------------------ ------------------------------ ------------------------------
 YEAR     0%        6%        10%        0%        6%        10%        0%        6%        10%
-      --------------------------------------------------------------------------------------------
   1   $900,000 $  900,000 $  900,000 $  3,785 $    4,609 $    5,159 $ 11,743 $   12,567 $   13,117
   2    900,000    900,000    900,000   15,139     17,515     19,154   23,097     25,474     27,112
   3    900,000    900,000    900,000   25,929     30,593     33,916   33,887     38,551     41,875
   4    900,000    900,000    900,000   36,122     43,811     49,477   44,080     51,769     57,435
   5    900,000    900,000    900,000   45,743     57,200     65,931   53,701     65,159     73,889
   6    900,000    900,000    900,000   55,723     71,699     84,292   62,797     78,773     91,366
   7    900,000    900,000    900,000   66,027     87,281    104,619   71,332     92,587    109,925
   8    900,000    900,000    900,000   75,782    103,088    126,146   79,319    106,625    129,683
   9    900,000    900,000    900,000   84,980    119,123    148,982   86,748    120,891    150,751
  10    900,000    900,000    900,000   93,533    135,317    173,176   93,533    135,317    173,176
  15    900,000    900,000    900,000  133,268    229,794    334,192  133,268    229,794    334,192
  20    900,000    900,000    900,000  158,235    341,701    580,529  158,235    341,701    580,529
  25    900,000    900,000  1,031,332  154,572    474,767    982,221  154,572    474,767    982,221
  30    900,000    900,000  1,685,914   99,867    638,321  1,605,633   99,867    638,321  1,605,633
  35               912,980  2,671,084             869,505  2,543,890             869,505  2,543,890
  40             1,206,836  4,015,418           1,194,887  3,975,661           1,194,887  3,975,661
  45             1,615,266  6,188,872           1,615,266  6,188,872           1,615,266  6,188,872



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 55



                            $17,685 ANNUAL PREMIUM


                        NONSMOKER PREFERRED RATE CLASS


                             $900,000 FACE AMOUNT



                            OPTION A DEATH BENEFIT




           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


             DEATH BENEFIT         CASH SURRENDER VALUE         CASH VALUE
         ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
 END          GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL
  OF       RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF
POLICY -------------------------- ----------------------- -----------------------
 YEAR     0%       6%      10%      0%      6%      10%     0%      6%      10%
-      --------------------------------------------------------------------------
   1   $900,000 $900,000 $900,000 $     0 $     0 $     0 $ 4,543 $ 5,089 $ 5,455
   2    900,000  900,000  900,000   2,372   3,855   4,885  10,330  11,814  12,843
   3    900,000  900,000  900,000   7,377  10,171  12,179  15,335  18,129  20,137
   4    900,000  900,000  900,000  11,550  16,004  19,320  19,508  23,963  27,278
   5    900,000  900,000  900,000  14,800  21,233  26,200  22,758  29,191  34,158
   6    900,000  900,000  900,000  17,915  26,612  33,584  24,989  33,686  40,658
   7    900,000  900,000  900,000  20,792  31,996  41,338  26,098  37,301  46,643
   8    900,000  900,000  900,000  22,393  36,298  48,380  25,930  39,835  51,917
   9    900,000  900,000  900,000  22,536  39,278  54,473  24,305  41,046  56,242
  10    900,000  900,000  900,000  21,021  40,662  59,341  21,021  40,662  59,341
  15             900,000  900,000          23,073  66,305          23,073  66,305
  20
  25
  30
  35
  40
  45



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company, P.O. Box 355, Warwick, RI 02887-0355. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Cash Values by calling 1-866-901-0002.

For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.




File No. 811-07971

INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders of
MetLife Investors Insurance Company and
Contract Owners of MetLife Investors Variable Life Account One

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising MetLife Investors Variable Life Account One (the Separate Account) of MetLife Investors Insurance Company as of December 31, 2003, the related statements of operations, changes in net assets, and financial highlights for each of the periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Life Account One of MetLife Investors Insurance Company as of December 31, 2003, the results of their operations, changes in their net assets, and their financial highlights for each of the periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP


St. Louis, Missouri
April 13, 2004

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2003

Sub-account assets:
  Investments:
   Met Investors Series Trust (Met Investors):
    Lord Abbett Growth & Income Portfolio                       176,543 shares $  4,309,421
    Lord Abbett Bond Debenture Portfolio                         58,195 shares      700,664
    Lord Abbett Growth Opportunity Portfolio                     35,767 shares      330,847
    Lord Abbett Mid-Cap Value Portfolio                          28,925 shares      514,870
    JP Morgan Quality Bond Portfolio                             20,052 shares      237,611
    JP Morgan Select Equity Portfolio                            54,166 shares      682,486
    JP Morgan Small Cap Stock Portfolio                          17,364 shares      206,976
    Met/Putnam Research Portfolio                                16,651 shares      133,372
    Oppenheimer Capital Appreciation Portfolio                   14,887 shares      124,006
    PIMCO Inflation Protected Bond Portfolio A                    7,825 shares       80,518
    PIMCO Money Market Portfolio                              2,814,178 shares    2,814,178
    Janus Aggressive Growth Portfolio                            27,891 shares      196,071
    PIMCO Total Return Bond Portfolio                            37,310 shares      433,174
    PIMCO Innovation Portfolio                                    4,414 shares       21,321
    T Rowe Price Mid Cap Growth Portfolio                        40,183 shares      256,771
    MFS Research International Portfolio                         48,585 shares      476,615
    AIM Small Cap Growth Portfolio                               17,167 shares      206,523
    AIM Mid Cap Core Equity Portfolio                            13,948 shares      171,984
    Harris Oakmark International Portfolio                       18,941 shares      225,212
    Third Avenue Small Cap Value Portfolio                       17,721 shares      205,921
   Russell Insurance Funds (Russell):
    Multi-Style Equity Fund                                           - shares            -
    Aggressive Equity Fund                                            - shares            -
    Non-US Fund                                                       - shares            -
    Core Bond Fund                                                    - shares            -
    Real Estate Securities Fund                                       - shares            -
   AIM Variable Insurance Funds, Inc. (AIM):
    Premier Equity Fund                                           5,792 shares      117,165
    Capital Appreciation Fund                                    12,347 shares      262,737
    International Growth Fund                                     1,914 shares       30,705
   Alliance Variable Products Series Fund, Inc. (Alliance):
    Premier Growth Portfolio                                      1,078 shares       23,259
    Bernstein Real Estate Investment Portfolio                      761 shares       11,894
   Liberty Variable Investment Trust (Liberty):
    Newport Tiger Fund, Variable Series                               - shares            -
   Goldman Sachs Variable Insurance Trust (Goldman Sachs):
    Growth & Income Fund                                              - shares            -
    International Equity Fund                                        44 shares          419
   Scudder Variable Series II (Scudder II):
    Small Cap Growth Portfolio                                      217 shares        2,463
    Dreman Small Cap Value Portfolio                                  - shares            -
    Government Securities Portfolio                                  13 shares          163
   MFS Variable Insurance Trust (MFS):
    Research Series                                               1,887 shares       25,198
    Emerging Growth Series                                          204 shares        3,158
    High Income Series                                              574 shares        5,719
    Strategic Income Series                                           - shares            -
    Investors Trust Series                                        1,495 shares       24,432
    New Discovery Series                                              9 shares          127

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2003

Sub-account assets, continued:
  Investments, continued:
   Metropolitan Life Series (MetLife):
    Davis Venture Value A                                              19,459 shares $    491,735
    Harris Oakmark Focused Value                                        1,647 shares      369,272
    Jennison Growth                                                    24,945 shares      249,700
    Stock Index Portfolio                                              20,502 shares      603,775
    SSR Money Market Portfolio                                          1,836 shares      183,573
   Oppenheimer Variable Account Funds (Oppenheimer):
    Capital Appreciation Fund                                             853 shares       29,590
    Main Street Growth & Income Fund                                       52 shares          999
    High Income Fund                                                        - shares            -
    Bond Fund                                                             843 shares        9,623
    Strategic Bond Fund                                                     - shares            -
   Putnam Variable Trust (Putnam):
    Growth & Income Fund                                                2,021 shares       47,262
    New Value Fund                                                          - shares            -
    Vista Fund                                                          1,752 shares       18,535
    International Growth Fund                                             609 shares        7,864
    International New Opportunities Fund                                  638 shares        7,117
   Franklin Templeton Variable Insurance Products Trust (Templeton):
    Global Income Securities Fund                                       5,130 shares       79,714
    Franklin Small Cap Fund                                             5,082 shares       89,448
    Growth Securities Fund                                                356 shares        4,022
    Foreign Securities Fund                                             3,098 shares       38,318
    Developing Markets Securities Fund                                  1,450 shares       10,355
    Mutual Shares Securities Fund                                         464 shares        6,967
    Franklin Large Cap Growth Securities Fund                           5,392 shares       75,540
                                                                                     ------------
      Total assets                                                                   $ 15,159,389
                                                                                     ============

Sub-account liabilities:
  Due to/(from) general account, net
   Met Investors Lord Abbett Growth & Income Portfolio                               $        387
   Met Investors Lord Abbett Bond Debenture Portfolio                                         237
   Met Investors Lord Abbett Growth Opportunity Portfolio                                      72
   Met Investors Lord Abbett Mid-Cap Value Portfolio                                          198
   Met Investors JP Morgan Quality Bond Portfolio                                              17
   Met Investors JP Morgan Select Equity Portfolio                                              3
   Met Investors JP Morgan Small Cap Stock Portfolio                                           49
   Met Investors Met/Putnam Research Portfolio                                                  6
   Met Investors Oppenheimer Capital Appreciation Portfolio                                   (30)
   Met Investors PIMCO Inflation Protected Bond Portfolio A                                    28
   Met Investors PIMCO Money Market Portfolio                                              49,668
   Met Investors Janus Aggressive Growth Portfolio                                            189
   Met Investors PIMCO Total Return Bond Portfolio                                        (15,300)
   Met Investors PIMCO Innovation Portfolio                                                    51
   Met Investors T Rowe Price Mid Cap Growth Portfolio                                         (1)
   Met Investors MFS Research International Portfolio                                         663

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2003


 Sub-account liabilities, continued:
   Due to/(from) general account, net, continued:
    Met Investors AIM Small Cap Growth Portfolio                 $        157
    Met Investors AIM Mid Cap Core Equity Portfolio                        92
    Met Investors Harris Oakmark International Portfolio               (5,355)
    Met Investors Third Avenue Small Cap Value Portfolio                  278
    Russell Multi-Style Equity Fund                                         -
    Russell Aggressive Equity Fund                                          -
    Russell Non-US Fund                                                     -
    Russell Core Bond Fund                                                  -
    Russell Real Estate Securities Fund                                     -
    AIM Premier Equity Fund                                                (1)
    AIM Capital Appreciation Fund                                          14
    AIM International Growth Fund                                           -
    Alliance Premier Growth Portfolio                                      47
    Alliance Bernstein Real Estate Investment Portfolio                    24
    Liberty Newport Tiger Fund, Variable Series                             -
    Goldman Sachs Growth & Income Fund                                      -
    Goldman Sachs International Equity Fund                                 1
    Scudder II Small Cap Growth Portfolio                                   5
    Scudder II Dreman Small Cap Value Portfolio                             -
    Scudder II Government Securities Portfolio                              -
    MFS Research Series                                                     1
    MFS Emerging Growth Series                                              6
    MFS High Income Series                                                 12
    MFS Strategic Income Series                                             -
    MFS Investors Trust Series                                              -
    MFS New Discovery Series                                                -
    MetLife Davis Venture Value A                                     (18,315)
    MetLife Harris Oakmark Focused Value                              (13,052)
    MetLife Jennison Growth                                                69
    MetLife Stock Index Portfolio                                          33
    MetLife SSR Money Market Portfolio                                   (114)
    Oppenheimer Capital Appreciation Fund                                   1
    Oppenheimer Main Street Growth & Income Fund                            2
    Oppenheimer High Income Fund                                            -
    Oppenheimer Bond Fund                                                  19
    Oppenheimer Strategic Bond Fund                                         -
    Putnam Growth & Income Fund                                            42
    Putnam New Value Fund                                                   -
    Putnam Vista Fund                                                      37
    Putnam International Growth Fund                                       16
    Putnam International New Opportunities Fund                            14
    Templeton Global Income Securities Fund                                 -
    Templeton Franklin Small Cap Fund                                       -
    Templeton Growth Securities Fund                                        -
    Templeton Foreign Securities Fund                                      25
    Templeton Developing Markets Securities Fund                           21
    Templeton Mutual Shares Securities Fund                                14
    Templeton Franklin Large Cap Growth Securities Fund                     -
                                                             -   ------------
       Total liabilities                                         $        330
                                                             =   ============


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2003

 Sub-account net assets:
   Accumulation units:
    Met Investors Lord Abbett Growth & Income Portfolio            $  4,309,034
    Met Investors Lord Abbett Bond Debenture Portfolio                  700,427
    Met Investors Lord Abbett Growth Opportunity Portfolio              330,775
    Met Investors Lord Abbett Mid-Cap Value Portfolio                   514,672
    Met Investors JP Morgan Quality Bond Portfolio                      237,594
    Met Investors JP Morgan Select Equity Portfolio                     682,483
    Met Investors JP Morgan Small Cap Stock Portfolio                   206,927
    Met Investors Met/Putnam Research Portfolio                         133,366
    Met Investors Oppenheimer Capital Appreciation Portfolio            124,036
    Met Investors PIMCO Inflation Protected Bond Portfolio A             80,490
    Met Investors PIMCO Money Market Portfolio                        2,764,510
    Met Investors Janus Aggressive Growth Portfolio                     195,882
    Met Investors PIMCO Total Return Bond Portfolio                     448,474
    Met Investors PIMCO Innovation Portfolio                             21,270
    Met Investors T Rowe Price Mid Cap Growth Portfolio                 256,772
    Met Investors MFS Research International Portfolio                  475,952
    Met Investors AIM Small Cap Growth Portfolio                        206,366
    Met Investors AIM Mid Cap Core Equity Portfolio                     171,892
    Met Investors Harris Oakmark International Portfolio                230,567
    Met Investors Third Avenue Small Cap Value Portfolio                205,643
    Russell Multi-Style Equity Fund                                           -
    Russell Aggressive Equity Fund                                            -
    Russell Non-US Fund                                                       -
    Russell Core Bond Fund                                                    -
    Russell Real Estate Securities Fund                                       -
    AIM Premier Equity Fund                                             117,166
    AIM Capital Appreciation Fund                                       262,723
    AIM International Growth Fund                                        30,705
    Alliance Premier Growth Portfolio                                    23,212
    Alliance Bernstein Real Estate Investment Portfolio                  11,870
    Liberty Newport Tiger Fund, Variable Series                               -
    Goldman Sachs Growth & Income Fund                                        -
    Goldman Sachs International Equity Fund                                 418
    Scudder II Small Cap Growth Portfolio                                 2,458
    Scudder II Dreman Small Cap Value Portfolio                               -
    Scudder II Government Securities Portfolio                              163
    MFS Research Series                                                  25,197
    MFS Emerging Growth Series                                            3,152
    MFS High Income Series                                                5,707
    MFS Strategic Income Series                                               -
    MFS Investors Trust Series                                           24,432
    MFS New Discovery Series                                                127
    MetLife Davis Venture Value A                                       510,050
    MetLife Harris Oakmark Focused Value                                382,324
    MetLife Jennison Growth                                             249,631
    MetLife Stock Index Portfolio                                       603,742
    MetLife SSR Money Market Portfolio                                  183,687
    Oppenheimer Capital Appreciation Fund                                29,589

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2003

  Sub-account net assets, continued:
    Accumulation units, continued:
     Oppenheimer Main Street Growth & Income Fund                $        997
     Oppenheimer High Income Fund                                           -
     Oppenheimer Bond Fund                                              9,604
     Oppenheimer Strategic Bond Fund                                        -
     Putnam Growth & Income Fund                                       47,220
     Putnam New Value Fund                                                  -
     Putnam Vista Fund                                                 18,498
     Putnam International Growth Fund                                   7,848
     Putnam International New Opportunities Fund                        7,103
     Templeton Global Income Securities Fund                           79,714
     Templeton Franklin Small Cap Fund                                 89,448
     Templeton Growth Securities Fund                                   4,022
     Templeton Foreign Securities Fund                                 38,293
     Templeton Developing Markets Securities Fund                      10,334
     Templeton Mutual Shares Securities Fund                            6,953
     Templeton Franklin Large Cap Growth Securities Fund               75,540
                                                             -   ------------
        Total net assets                                         $ 15,159,059
                                                             =   ============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                               Met Investors
                                                  ---------------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett      Lord Abbett      Lord Abbett    Lord Abbett
                                                     Growth &         Bond          Developing         Growth         Mid-Cap
                                                      Income        Debenture         Growth         Opportunity       Value
                                                     Portfolio      Portfolio      Portfolio (a)    Portfolio (b)    Portfolio
                                                  --------------  -------------    -------------    -------------  -------------
Investment income:
  Dividends                                       $       30,433         11,321                -                -          3,063
                                                  --------------  -------------    -------------    -------------  -------------
Expenses:
  Mortality and expense risk                               2,397            857               21               41             79
                                                  --------------  -------------    -------------    -------------  -------------
    Net investment income (loss)                          28,036         10,464              (21)             (41)         2,984
                                                  --------------  -------------    -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (12,930)        (9,407)        (148,082)           6,219          1,994
  Realized gain distributions                                  -              -                -                -          7,520
                                                  --------------  -------------    -------------    -------------  -------------
    Net realized gain (loss)                             (12,930)        (9,407)        (148,082)           6,219          9,514
                                                  --------------  -------------    -------------    -------------  -------------
Change in unrealized appreciation (depreciation)         960,537         92,107          150,396           74,807         94,768
                                                  --------------  -------------    -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      975,643         93,164            2,293           80,985        107,266
                                                  ==============  =============    =============    =============  =============

                                                  ----------------------
                                                    JP Morgan        JP Morgan
                                                    Enhanced       International
                                                      Index           Equity
                                                  Portfolio (a)    Portfolio (a)
                                                  -------------    -------------
Investment income:
  Dividends                                               9,842            1,202
                                                  -------------    -------------
Expenses:
  Mortality and expense risk                                 14                -
                                                  -------------    -------------
    Net investment income (loss)                          9,828            1,202
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          (420,221)        (119,368)
  Realized gain distributions                                 -                -
                                                  -------------    -------------
    Net realized gain (loss)                           (420,221)        (119,368)
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)        429,475          112,802
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                          19,082           (5,364)
                                                  =============    =============

(a) For the period from January 1, 2003 to April 25, 2003.
(b) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                                Met Investors
                                                  ---------------------------------------------------------------------------
                                                     JP Morgan      JP Morgan      JP Morgan                    Oppenheimer
                                                      Quality        Select        Small Cap      Met/Putnam      Capital
                                                       Bond          Equity          Stock         Research     Appreciation
                                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        9,536          3,659              -             39              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  49              -              -            476            289
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                           9,487          3,659              -           (437)          (289)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                796         (6,321)        (2,776)          (509)           684
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 796         (6,321)        (2,776)          (509)           684
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          (1,093)       175,509         50,014         23,057         17,844
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        9,190        172,847         47,238         22,111         18,239
                                                  ==============  =============  =============  =============  =============

                                                  ------------------------------
                                                       PIMCO          PIMCO
                                                     Inflation        Money
                                                  Protected Bond     Market
                                                  Portfolio A (c)   Portfolio
                                                  --------------- -------------
Investment income:
  Dividends                                                  334         12,584
                                                   -------------  -------------
Expenses:
  Mortality and expense risk                                  81         10,592
                                                   -------------  -------------
    Net investment income (loss)                             253          1,992
                                                   -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  2              -
  Realized gain distributions                              1,623              -
                                                   -------------  -------------
    Net realized gain (loss)                               1,625              -
                                                   -------------  -------------
Change in unrealized appreciation (depreciation)            (783)             -
                                                   -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            1,095          1,992
                                                   =============  =============

(c) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                      Janus           PIMCO                      T Rowe Price       MFS
                                                    Aggressive     Total Return      PIMCO         Mid Cap       Research
                                                      Growth           Bond        Innovation       Growth     International
                                                    Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -          5,573              -              -          2,316
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 420          1,578             34            635            731
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                            (420)         3,995            (34)          (635)         1,585
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                357          3,918            106            386          2,619
  Realized gain distributions                                  -          4,576              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 357          8,494            106            386          2,619
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          22,061         (1,909)         1,458         40,626         94,488
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       21,998         10,580          1,530         40,377         98,692
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                       AIM            AIM
                                                    Small Cap       Mid Cap
                                                     Growth       Core Equity
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -            121
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                464            483
                                                  -------------  -------------
    Net investment income (loss)                           (464)          (362)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             1,132            817
  Realized gain distributions                                 -          1,278
                                                  -------------  -------------
    Net realized gain (loss)                              1,132          2,095
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         29,894         27,320
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          30,562         29,053
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                         Met Investors              GACC
                                                  ---------------------------- -------------  --------------
                                                     Harris      Third Avenue                     Multi-
                                                     Oakmark      Small Cap        Money          Style
                                                  International     Value          Market         Equity
                                                    Portfolio     Portfolio       Fund (a)         Fund
                                                  -------------- ------------- -------------  -------------
Investment income:
  Dividends                                       $        1,994           708           606              -
                                                  -------------- ------------- -------------  -------------
Expenses:
  Mortality and expense risk                                 472           438             -              -
                                                  -------------- ------------- -------------  -------------
    Net investment income (loss)                           1,522           270           606              -
                                                  -------------- ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                973           489        (1,505)           (35)
  Realized gain distributions                                569         1,221             -              -
                                                  -------------- ------------- -------------  -------------
    Net realized gain (loss)                               1,542         1,710        (1,505)           (35)
                                                  -------------- ------------- -------------  -------------
Change in unrealized appreciation (depreciation)          36,687        30,933         1,575             43
                                                  -------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       39,751        32,913           676              8
                                                  ============== ============= =============  =============

                                                              Russell
                                                  --------------------------------------------

                                                    Aggressive                       Core
                                                      Equity         Non-US          Bond
                                                       Fund           Fund           Fund
                                                  -------------  -------------  -------------
Investment income:
  Dividends                                                   -              -              2
                                                  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -              -
                                                  -------------  -------------  -------------
    Net investment income (loss)                              -              -              2
                                                  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (12)           (36)            10
  Realized gain distributions                                 -              -              -
                                                  -------------  -------------  -------------
    Net realized gain (loss)                                (12)           (36)            10
                                                  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             33             46             (8)
                                                  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              21             10              4
                                                  =============  =============  =============

(a) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                     Russell                          AIM
                                                  --------------  -------------------------------------------
                                                       Real
                                                      Estate         Premier        Capital     International
                                                    Securities       Equity       Appreciation     Growth
                                                       Fund           Fund            Fund          Fund
                                                  --------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            3            325              -            147
                                                  --------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -            122             39              1
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                               3            203            (39)           146
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 35         (4,203)       (14,584)          (293)
  Realized gain distributions                                  -              -              -              -
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                                  35         (4,203)       (14,584)          (293)
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (11)        27,351         76,462          7,115
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           27         23,351         61,839          6,968
                                                  ==============  =============  =============  =============

                                                            Alliance              Liberty
                                                  ---------------------------- -------------
                                                                   Bernstein      Newport
                                                     Premier      Real Estate   Tiger Fund,
                                                     Growth       Investment     Variable
                                                    Portfolio      Portfolio      Series
                                                  -------------  ------------- -------------
Investment income:
  Dividends                                                   -            277             -
                                                  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                116             59             -
                                                  -------------  ------------- -------------
    Net investment income (loss)                           (116)           218             -
                                                  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (6,239)           328           (31)
  Realized gain distributions                                 -              -             -
                                                  -------------  ------------- -------------
    Net realized gain (loss)                             (6,239)           328           (31)
                                                  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)         10,400          2,791            44
                                                  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                           4,045          3,337            13
                                                  =============  ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                          Goldman Sachs                           Scudder II
                                                  -----------------------------  -------------------------------------------
                                                                                     Small         Dreman
                                                     Growth &     International       Cap         Small Cap      Government
                                                      Income         Equity         Growth          Value        Securities
                                                       Fund           Fund         Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -             14              -              4             11
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              2             13              -              1
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               -             12            (13)             4             10
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (29)            (8)        (1,176)            36              5
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (29)            (8)        (1,176)            36              5
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)              40            105          1,812            (13)           (14)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           11            109            623             27              1
                                                  ==============  =============  =============  =============  =============

                                                               MFS
                                                  ----------------------------

                                                                    Emerging
                                                     Research        Growth
                                                      Series         Series
                                                  -------------  -------------
Investment income:
  Dividends                                                 100              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                116             14
                                                  -------------  -------------
    Net investment income (loss)                            (16)           (14)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (801)          (167)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                               (801)          (167)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)          5,478            835
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           4,661            654
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                              MFS
                                                  ----------------------------------------------------------  --------------

                                                       High        Strategic      Investors         New           Davis
                                                      Income        Income          Trust        Discovery       Venture
                                                      Series        Series         Series         Series         Value A
                                                  -------------- -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $          243             9             99              -            432
                                                  -------------- -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  25            12            115              -          1,216
                                                  -------------- -------------  -------------  -------------  -------------
    Net investment income (loss)                             218            (3)           (16)             -           (784)
                                                  -------------- -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 18           744         (1,386)           (10)         1,785
  Realized gain distributions                                  -             -              -              -              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net realized gain (loss)                                  18           744         (1,386)           (10)         1,785
                                                  -------------- -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             534          (639)         5,554             60         75,955
                                                  -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          770           102          4,152             50         76,956
                                                  ============== =============  =============  =============  =============

                                                      MetLife
                                                  -----------------------------
                                                     Harris
                                                     Oakmark
                                                     Focused        Jennison
                                                      Value          Growth
                                                  -------------  -------------
Investment income:
  Dividends                                                  88             59
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                791            550
                                                  -------------  -------------
    Net investment income (loss)                           (703)          (491)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             1,227            523
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                              1,227            523
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         53,655         29,210
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          54,179         29,242
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                            MetLife                                           Oppenheimer
                                                  ---------------------------- ----------------------------------------------
                                                                                               Main Street
                                                      Stock        SSR Money      Capital       Growth &          High
                                                      Index         Market      Appreciation     Income          Income
                                                    Portfolio    Portfolio (b)      Fund          Fund            Fund
                                                  -------------- ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $        4,941           841            12              6              8
                                                  -------------- ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                               1,933             -            69              4              -
                                                  -------------- ------------- -------------  -------------  -------------
    Net investment income (loss)                           3,008           841           (57)             2              8
                                                  -------------- ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             33,294             2           104             (3)           (17)
  Realized gain distributions                                  -             -             -              -              -
                                                  -------------- ------------- -------------  -------------  -------------
    Net realized gain (loss)                              33,294             2           104             (3)           (17)
                                                  -------------- ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          69,746             -         3,425            189             23
                                                  -------------- ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      106,048           843         3,472            188             14
                                                  ============== ============= =============  =============  =============

                                                  ---------------------------

                                                                   Strategic
                                                       Bond          Bond
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                 532              8
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 55              -
                                                  -------------  -------------
    Net investment income (loss)                            477              8
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               170              2
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                170              2
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (66)             -
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             581             10
                                                  =============  =============

(b) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                    Putnam
                                                  -------------------------------------------------------------------------
                                                                                                              International
                                                     Growth &          New                     International       New
                                                      Income          Value         Vista         Growth      Opportunities
                                                       Fund           Fund          Fund           Fund           Fund
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $          659              2             -             68             35
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 216              -            86             37             35
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                             443              2           (86)            31              -
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (1,451)            10        (1,889)          (238)        (2,474)
  Realized gain distributions                                  -              -             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                              (1,451)            10        (1,889)          (238)        (2,474)
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          10,541              4         6,594          1,936          4,187
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        9,533             16         4,619          1,729          1,713
                                                  ==============  ============= =============  =============  =============

                                                           Templeton
                                                  ---------------------------
                                                     Global        Franklin
                                                     Income         Small
                                                   Securities        Cap
                                                      Fund           Fund
                                                  ------------- -------------
Investment income:
  Dividends                                               5,635             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                  -             -
                                                  ------------- -------------
    Net investment income (loss)                          5,635             -
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               388        (1,791)
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                                388        (1,791)
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)          8,924        26,648
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                          14,947        24,857
                                                  ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                  Templeton
                                                  -------------------------------------------------------------------------
                                                                                   Developing      Mutual     Franklin Large
                                                      Growth         Foreign        Markets        Shares       Cap Growth
                                                    Securities      Securities     Securities    Securities     Securities
                                                       Fund            Fund           Fund          Fund           Fund
                                                  --------------  -------------  -------------  ------------- --------------
Investment income:
  Dividends                                       $           59            707            118             74           498
                                                  --------------  -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                   -             73             48             36             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net investment income (loss)                              59            634             70             38           498
                                                  --------------  -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (21)        (4,779)          (361)             2        (1,080)
  Realized gain distributions                                  -              -              -              -             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net realized gain (loss)                                 (21)        (4,779)          (361)             2        (1,080)
                                                  --------------  -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)             987         14,084          3,962          1,382        16,851
                                                  --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $        1,025          9,939          3,671          1,422        16,269
                                                  ==============  =============  =============  ============= =============





                                                      Total
                                                  -------------
Investment income:
  Dividends                                             109,347
                                                  -------------  -
Expenses:
  Mortality and expense risk                             25,935
                                                  -------------  -
    Net investment income (loss)                         83,412
                                                  -------------  -
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          (705,058)
  Realized gain distributions                            16,787
                                                  -------------  -
    Net realized gain (loss)                           (688,271)
                                                  -------------  -
Change in unrealized appreciation (depreciation)      2,928,828
                                                  -------------  -
    Net increase (decrease) in net assets from
     operations                                       2,323,969
                                                  =============  =

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett
                                                        Growth &         Bond        Developing       Growth         Mid-Cap
                                                         Income        Debenture       Growth       Opportunity       Value
                                                        Portfolio      Portfolio    Portfolio (a)  Portfolio (b)    Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       28,036         10,464            (21)           (41)         2,984
  Net realized gain (loss)                                  (12,930)        (9,407)      (148,082)         6,219          9,514
  Change in unrealized appreciation (depreciation)          960,537         92,107        150,396         74,807         94,768
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             975,643         93,164          2,293         80,985        107,266
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions              (102)          (112)           (58)             -           (146)
  Payments received from contract owners                    107,277         16,711             67            133            273
  Transfers between sub-accounts (including fixed
   account), net                                          1,250,288        232,443       (275,810)       285,711         (1,194)
  Transfers for contract benefits, terminations and
   insurance charges                                       (220,342)        (7,791)       (11,502)       (36,054)       (11,580)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                1,137,121        241,251       (287,303)       249,790        (12,647)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                 2,112,764        334,415       (285,010)       330,775         94,619
Net assets at beginning of period                         2,196,270        366,012        285,010              -        420,053
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    4,309,034        700,427              -        330,775        514,672
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan      JP Morgan
                                                       Enhanced     International
                                                         Index         Equity
                                                     Portfolio (a)  Portfolio (a)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               9,828          1,202
  Net realized gain (loss)                                (420,221)      (119,368)
  Change in unrealized appreciation (depreciation)         429,475        112,802
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             19,082         (5,364)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions              (60)           (55)
  Payments received from contract owners                         -             30
  Transfers between sub-accounts (including fixed
   account), net                                          (670,001)      (136,912)
  Transfers for contract benefits, terminations and
   insurance charges                                        (5,167)        (1,351)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                (675,228)      (138,288)
                                                     -------------  -------------
    Net increase (decrease) in net assets                 (656,146)      (143,652)
Net assets at beginning of period                          656,146        143,652
                                                     -------------  -------------
Net assets at end of period                                      -              -
                                                     =============  =============

(a) For the period from January 1, 2003 to April 25, 2003.
(b) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                   Met Investors
                                                     --------------------------------------------------------------
                                                        JP Morgan        JP Morgan      JP Morgan
                                                         Quality          Select        Small Cap      Met/Putnam
                                                          Bond            Equity          Stock         Research
                                                        Portfolio        Portfolio      Portfolio      Portfolio
                                                     --------------    -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        9,487            3,659              -           (437)
  Net realized gain (loss)                                      796           (6,321)        (2,776)          (509)
  Change in unrealized appreciation (depreciation)           (1,093)         175,509         50,014         23,057
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               9,190          172,847         47,238         22,111
                                                     --------------    -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -                -              -              -
  MetLife Investors Insurance Company redemptions              (125)             (76)           (77)           (92)
  Payments received from contract owners                         99                -             49         21,292
  Transfers between sub-accounts (including fixed
   account), net                                             (4,688)           2,647           (161)        60,226
  Transfers for contract benefits, terminations and
   insurance charges                                         (4,325)         (15,788)       (10,607)             -
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (9,039)         (13,217)       (10,796)        81,426
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) in net assets                       151          159,630         36,442        103,537
Net assets at beginning of period                           237,443          522,853        170,485         29,829
                                                     --------------    -------------  -------------  -------------
Net assets at end of period                          $      237,594          682,483        206,927        133,366
                                                     ==============    =============  =============  =============

                                                     -------------------------------------------
                                                      Oppenheimer        PIMCO          PIMCO
                                                        Capital        Inflation        Money
                                                      Appreciation  Protected Bond     Market
                                                       Portfolio    Portfolio A (c)   Portfolio
                                                     -------------  --------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (289)            253          1,992
  Net realized gain (loss)                                     684           1,625              -
  Change in unrealized appreciation (depreciation)          17,844            (783)             -
                                                     -------------   -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             18,239           1,095          1,992
                                                     -------------   -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -               -              -
  MetLife Investors Insurance Company redemptions              (92)              -           (101)
  Payments received from contract owners                     2,620             382      9,232,175
  Transfers between sub-accounts (including fixed
   account), net                                            98,267          79,013     (7,511,407)
  Transfers for contract benefits, terminations and
   insurance charges                                          (883)              -        (44,511)
                                                     -------------   -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  99,912          79,395      1,676,156
                                                     -------------   -------------  -------------
    Net increase (decrease) in net assets                  118,151          80,490      1,678,148
Net assets at beginning of period                            5,885               -      1,086,362
                                                     -------------   -------------  -------------
Net assets at end of period                                124,036          80,490      2,764,510
                                                     =============   =============  =============

(c) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                         Janus           PIMCO                      T Rowe Price       MFS
                                                       Aggressive     Total Return      PIMCO         Mid Cap       Research
                                                         Growth           Bond        Innovation       Growth     International
                                                       Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $         (420)         3,995            (34)          (635)         1,585
  Net realized gain (loss)                                      357          8,494            106            386          2,619
  Change in unrealized appreciation (depreciation)           22,061         (1,909)         1,458         40,626         94,488
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              21,998         10,580          1,530         40,377         98,692
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions               (87)          (109)           (68)           (76)          (102)
  Payments received from contract owners                      5,248         28,345            351         33,902         24,928
  Transfers between sub-accounts (including fixed
   account), net                                            168,152        381,389         18,931        181,045        348,042
  Transfers for contract benefits, terminations and
   insurance charges                                           (751)             -            (33)          (411)       (11,522)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  172,562        409,625         19,181        214,460        361,346
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   194,560        420,205         20,711        254,837        460,038
Net assets at beginning of period                             1,322         28,269            559          1,935         15,914
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      195,882        448,474         21,270        256,772        475,952
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                          AIM            AIM
                                                       Small Cap       Mid Cap
                                                        Growth       Core Equity
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (464)          (362)
  Net realized gain (loss)                                   1,132          2,095
  Change in unrealized appreciation (depreciation)          29,894         27,320
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             30,562         29,053
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions              (95)          (104)
  Payments received from contract owners                     4,808         35,104
  Transfers between sub-accounts (including fixed
   account), net                                           169,511        107,124
  Transfers for contract benefits, terminations and
   insurance charges                                          (819)          (753)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 173,405        141,371
                                                     -------------  -------------
    Net increase (decrease) in net assets                  203,967        170,424
Net assets at beginning of period                            2,399          1,468
                                                     -------------  -------------
Net assets at end of period                                206,366        171,892
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                             Met Investors               GACC
                                                     -----------------------------  -------------  --------------
                                                         Harris       Third Avenue                     Multi-
                                                         Oakmark       Small Cap        Money          Style
                                                      International      Value          Market         Equity
                                                        Portfolio      Portfolio       Fund (a)         Fund
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        1,522            270            606              -
  Net realized gain (loss)                                    1,542          1,710         (1,505)           (35)
  Change in unrealized appreciation (depreciation)           36,687         30,933          1,575             43
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              39,751         32,913            676              8
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -
  MetLife Investors Insurance Company redemptions               (97)          (123)          (417)           (68)
  Payments received from contract owners                      3,690         12,427             12              -
  Transfers between sub-accounts (including fixed
   account), net                                            185,838        159,771       (186,459)             1
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -         (2,072)             -
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  189,431        172,075       (188,936)           (67)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   229,182        204,988       (188,260)           (59)
Net assets at beginning of period                             1,385            655        188,260             59
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $      230,567        205,643              -              -
                                                     ==============  =============  =============  =============

                                                                 Russell
                                                     --------------------------------------------

                                                       Aggressive                       Core
                                                         Equity         Non-US          Bond
                                                          Fund           Fund           Fund
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -              2
  Net realized gain (loss)                                     (12)           (36)            10
  Change in unrealized appreciation (depreciation)              33             46             (8)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 21             10              4
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -              -
  MetLife Investors Insurance Company redemptions              (95)           (69)          (128)
  Payments received from contract owners                         -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -             (1)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (95)           (69)          (129)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                      (74)           (59)          (125)
Net assets at beginning of period                               74             59            125
                                                     -------------  -------------  -------------
Net assets at end of period                                      -              -              -
                                                     =============  =============  =============

(a) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                        Russell                          AIM
                                                     --------------  -------------------------------------------
                                                          Real
                                                         Estate         Premier        Capital     International
                                                       Securities       Equity       Appreciation     Growth
                                                          Fund           Fund            Fund          Fund
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            3            203            (39)           146
  Net realized gain (loss)                                       35         (4,203)       (14,584)          (293)
  Change in unrealized appreciation (depreciation)              (11)        27,351         76,462          7,115
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  27         23,351         61,839          6,968
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -
  MetLife Investors Insurance Company redemptions              (155)           (55)           (57)          (113)
  Payments received from contract owners                          -         10,197          3,830             98
  Transfers between sub-accounts (including fixed
   account), net                                                  -         (2,021)        (1,347)            26
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)        (2,294)       (18,337)          (607)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (156)         5,827        (15,911)          (596)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (129)        29,178         45,928          6,372
Net assets at beginning of period                               129         87,988        216,795         24,333
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $            -        117,166        262,723         30,705
                                                     ==============  =============  =============  =============

                                                               Alliance               Liberty
                                                     ----------------------------  -------------
                                                                      Bernstein       Newport
                                                        Premier      Real Estate    Tiger Fund,
                                                        Growth       Investment      Variable
                                                       Portfolio      Portfolio       Series
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (116)           218              -
  Net realized gain (loss)                                  (6,239)           328            (31)
  Change in unrealized appreciation (depreciation)          10,400          2,791             44
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              4,045          3,337             13
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -              -
  MetLife Investors Insurance Company redemptions              (52)          (154)           (73)
  Payments received from contract owners                     4,648            284              -
  Transfers between sub-accounts (including fixed
   account), net                                            (7,575)        (2,399)             2
  Transfers for contract benefits, terminations and
   insurance charges                                          (358)             -             (1)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (3,337)        (2,269)           (72)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                      708          1,068            (59)
Net assets at beginning of period                           22,504         10,802             59
                                                     -------------  -------------  -------------
Net assets at end of period                                 23,212         11,870              -
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                             Goldman Sachs                           Scudder II
                                                     -----------------------------  -------------------------------------------
                                                                                        Small         Dreman
                                                        Growth &     International       Cap         Small Cap      Government
                                                         Income         Equity         Growth          Value        Securities
                                                          Fund           Fund         Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -             12            (13)             4             10
  Net realized gain (loss)                                      (29)            (8)        (1,176)            36              5
  Change in unrealized appreciation (depreciation)               40            105          1,812            (13)           (14)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  11            109            623             27              1
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions               (82)           (63)           (50)          (129)          (124)
  Payments received from contract owners                          -            225              -              -             99
  Transfers between sub-accounts (including fixed
   account), net                                                  -           (108)          (656)             -            (37)
  Transfers for contract benefits, terminations and
   insurance charges                                             (4)            (1)           (16)            (6)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (86)            53           (722)          (135)           (62)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (75)           162            (99)          (108)           (61)
Net assets at beginning of period                                75            256          2,557            108            224
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -            418          2,458              -            163
                                                     ==============  =============  =============  =============  =============

                                                                  MFS
                                                     ----------------------------

                                                                       Emerging
                                                        Research        Growth
                                                         Series         Series
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (16)           (14)
  Net realized gain (loss)                                    (801)          (167)
  Change in unrealized appreciation (depreciation)           5,478            835
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              4,661            654
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions              (60)           (43)
  Payments received from contract owners                     9,820          1,254
  Transfers between sub-accounts (including fixed
   account), net                                            (4,030)          (552)
  Transfers for contract benefits, terminations and
   insurance charges                                             -             (8)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   5,730            651
                                                     -------------  -------------
    Net increase (decrease) in net assets                   10,391          1,305
Net assets at beginning of period                           14,806          1,847
                                                     -------------  -------------
Net assets at end of period                                 25,197          3,152
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                 MFS
                                                     -----------------------------------------------------------  --------------
                                                          High         Strategic      Investors         New           Davis
                                                         Income         Income          Trust        Discovery       Venture
                                                         Series         Series         Series         Series         Value A
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          218             (3)           (16)             -           (784)
  Net realized gain (loss)                                       18            744         (1,386)           (10)         1,785
  Change in unrealized appreciation (depreciation)              534           (639)         5,554             60         75,955
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 770            102          4,152             50         76,956
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions              (103)          (122)           (72)           (69)           (99)
  Payments received from contract owners                         49              -          9,160             72         31,643
  Transfers between sub-accounts (including fixed
   account), net                                              4,849         (9,818)        (5,551)           (24)       376,728
  Transfers for contract benefits, terminations and
   insurance charges                                             (3)             -            (11)             -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    4,792         (9,940)         3,526            (21)       408,272
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     5,562         (9,838)         7,678             29        485,228
Net assets at beginning of period                               145          9,838         16,754             98         24,822
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        5,707              -         24,432            127        510,050
                                                     ==============  =============  =============  =============  =============

                                                         MetLife
                                                     -----------------------------
                                                        Harris
                                                        Oakmark        Jennison
                                                     Focused Value      Growth
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (703)          (491)
  Net realized gain (loss)                                   1,227            523
  Change in unrealized appreciation (depreciation)          53,655         29,210
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             54,179         29,242
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions             (104)          (116)
  Payments received from contract owners                    32,123          2,756
  Transfers between sub-accounts (including fixed
   account), net                                           289,303        217,989
  Transfers for contract benefits, terminations and
   insurance charges                                             -           (877)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 321,322        219,752
                                                     -------------  -------------
    Net increase (decrease) in net assets                  375,501        248,994
Net assets at beginning of period                            6,823            637
                                                     -------------  -------------
Net assets at end of period                                382,324        249,631
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                MetLife                                            Oppenheimer
                                                     -----------------------------  --------------------------------------------
                                                                                                    Main Street
                                                          Stock        SSR Money       Capital       Growth &          High
                                                          Index         Market       Appreciation     Income          Income
                                                        Portfolio    Portfolio (b)       Fund          Fund            Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        3,008            841            (57)             2              8
  Net realized gain (loss)                                   33,294              2            104             (3)           (17)
  Change in unrealized appreciation (depreciation)           69,746              -          3,425            189             23
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             106,048            843          3,472            188             14
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions               (91)          (100)           (67)           (73)          (109)
  Payments received from contract owners                      5,243             37          3,296            527              -
  Transfers between sub-accounts (including fixed
   account), net                                            275,607        186,441         20,799           (208)             -
  Transfers for contract benefits, terminations and
   insurance charges                                         (1,601)        (3,534)            (3)             -             (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  279,158        182,844         24,025            246           (110)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   385,206        183,687         27,497            434            (96)
Net assets at beginning of period                           218,536              -          2,092            563             96
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      603,742        183,687         29,589            997              -
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------

                                                                      Strategic
                                                          Bond          Bond
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 477              8
  Net realized gain (loss)                                     170              2
  Change in unrealized appreciation (depreciation)             (66)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                581             10
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions             (125)          (123)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                            (3,214)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             -             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (3,339)          (124)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   (2,758)          (114)
Net assets at beginning of period                           12,362            114
                                                     -------------  -------------
Net assets at end of period                                  9,604              -
                                                     =============  =============

(b) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                       Putnam
                                                     --------------------------------------------------------------------------
                                                                                                                  International
                                                        Growth &          New                      International       New
                                                         Income          Value          Vista         Growth      Opportunities
                                                          Fund           Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          443              2            (86)            31              -
  Net realized gain (loss)                                   (1,451)            10         (1,889)          (238)        (2,474)
  Change in unrealized appreciation (depreciation)           10,541              4          6,594          1,936          4,187
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               9,533             16          4,619          1,729          1,713
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions               (92)          (119)           (47)           (66)           (46)
  Payments received from contract owners                     13,428              -          1,114            265              -
  Transfers between sub-accounts (including fixed
   account), net                                             (8,600)             -          2,977             32         (1,842)
  Transfers for contract benefits, terminations and
   insurance charges                                           (428)            (1)          (311)            (2)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    4,308           (120)         3,733            229         (1,888)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    13,841           (104)         8,352          1,958           (175)
Net assets at beginning of period                            33,379            104         10,146          5,890          7,278
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       47,220              -         18,498          7,848          7,103
                                                     ==============  =============  =============  =============  =============

                                                               Templeton
                                                     ----------------------------
                                                         Global        Franklin
                                                         Income         Small
                                                       Securities        Cap
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               5,635              -
  Net realized gain (loss)                                     388         (1,791)
  Change in unrealized appreciation (depreciation)           8,924         26,648
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             14,947         24,857
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions             (142)          (152)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -         (1,180)
  Transfers for contract benefits, terminations and
   insurance charges                                        (1,767)        (1,780)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (1,909)        (3,112)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   13,038         21,745
Net assets at beginning of period                           66,676         67,703
                                                     -------------  -------------
Net assets at end of period                                 79,714         89,448
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                      Templeton
                                                     --------------------------------------------------------------------------
                                                                                      Developing       Mutual     Franklin Large
                                                         Growth         Foreign        Markets         Shares       Cap Growth
                                                       Securities      Securities     Securities     Securities     Securities
                                                          Fund            Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           59            634             70             38            498
  Net realized gain (loss)                                      (21)        (4,779)          (361)             2         (1,080)
  Change in unrealized appreciation (depreciation)              987         14,084          3,962          1,382         16,851
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               1,025          9,939          3,671          1,422         16,269
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions              (112)          (165)           (92)          (117)          (103)
  Payments received from contract owners                          -            434            316            273              -
  Transfers between sub-accounts (including fixed
   account), net                                                 57         (1,854)        (1,703)          (510)           495
  Transfers for contract benefits, terminations and
   insurance charges                                            (86)        (6,202)             -              -         (1,567)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (141)        (7,787)        (1,479)          (354)        (1,175)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       884          2,152          2,192          1,068         15,094
Net assets at beginning of period                             3,138         36,141          8,142          5,885         60,446
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        4,022         38,293         10,334          6,953         75,540
                                                     ==============  =============  =============  =============  =============





                                                         Total
                                                     -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                              83,412
  Net realized gain (loss)                                (688,271)
  Change in unrealized appreciation (depreciation)       2,928,828
                                                     -------------  -
    Net increase (decrease) in net assets from
     operations                                          2,323,969
                                                     -------------  -
Contract transactions:
  MetLife Investors Insurance Company payments                   -
  MetLife Investors Insurance Company redemptions           (6,570)
  Payments received from contract owners                 9,661,114
  Transfers between sub-accounts (including fixed
   account), net                                        (3,736,157)
  Transfers for contract benefits, terminations and
   insurance charges                                      (426,071)
                                                     -------------  -
    Net increase (decrease) in net assets from
     contract transactions                               5,492,316
                                                     -------------  -
    Net increase (decrease) in net assets                7,816,285
Net assets at beginning of period                        7,342,774
                                                     -------------  -
Net assets at end of period                             15,159,059
                                                     =============  =

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  ---------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                     Growth &         Bond        Developing       Mid-Cap       Enhanced
                                                      Income        Debenture       Growth          Value          Index
                                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $       22,731         32,096              -          2,033          7,504
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  94             26             99            100             65
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                          22,637         32,070            (99)         1,933          7,439
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (6,869)        (7,561)       (11,975)        17,638        (29,848)
  Realized gain distributions                            161,953              -              -         16,923              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                             155,084         (7,561)       (11,975)        34,561        (29,848)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (659,846)       (25,946)      (111,203)       (83,173)      (204,632)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (482,125)        (1,437)      (123,277)       (46,679)      (227,041)
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                    JP Morgan      JP Morgan
                                                  International     Quality
                                                     Equity          Bond
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -         10,698
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -             59
                                                  -------------  -------------
    Net investment income (loss)                              -         10,639
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (5,078)           478
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             (5,078)           478
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        (23,402)         7,877
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (28,480)        18,994
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  -------------------------------------------------------------------------
                                                     JP Morgan      JP Morgan                   Oppenheimer       PIMCO
                                                      Select        Small Cap     Met/Putnam      Capital         Money
                                                      Equity          Stock        Research    Appreciation      Market
                                                     Portfolio      Portfolio    Portfolio (d) Portfolio (d)  Portfolio (d)
                                                  --------------  -------------  ------------- -------------  -------------
Investment income:
  Dividends                                       $        4,151            171            150             3          2,337
                                                  --------------  -------------  ------------- -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -             22             8          1,132
                                                  --------------  -------------  ------------- -------------  -------------
    Net investment income (loss)                           4,151            171            128            (5)         1,205
                                                  --------------  -------------  ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares            (32,972)        (2,323)            15             9              -
  Realized gain distributions                                  -              -              -             -              -
                                                  --------------  -------------  ------------- -------------  -------------
    Net realized gain (loss)                             (32,972)        (2,323)            15             9              -
                                                  --------------  -------------  ------------- -------------  -------------
Change in unrealized appreciation (depreciation)        (169,232)       (44,578)           255           409              -
                                                  --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (198,053)       (46,730)           398           413          1,205
                                                  ==============  =============  ============= =============  =============

                                                  -----------------------------
                                                      Janus          PIMCO
                                                   Aggressive    Total Return
                                                     Growth          Bond
                                                  Portfolio (d)  Portfolio (d)
                                                  -------------  -------------
Investment income:
  Dividends                                                   1              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  2             33
                                                  -------------  -------------
    Net investment income (loss)                             (1)           (33)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares                (3)             3
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                 (3)             3
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (71)           698
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (75)           668
                                                  =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                                  T Rowe Price        MFS           AIM            AIM
                                                       PIMCO         Mid Cap       Research      Small Cap       Mid Cap
                                                    Innovation       Growth      International    Growth       Core Equity
                                                   Portfolio (d)  Portfolio (d)  Portfolio (d) Portfolio (d)  Portfolio (d)
                                                  --------------  -------------  ------------- -------------  -------------
Investment income:
  Dividends                                       $            -              -             26             -              1
                                                  --------------  -------------  ------------- -------------  -------------
Expenses:
  Mortality and expense risk                                   -              3             20             3              2
                                                  --------------  -------------  ------------- -------------  -------------
    Net investment income (loss)                               -             (3)             6            (3)            (1)
                                                  --------------  -------------  ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (1)            (2)             4             1             (1)
  Realized gain distributions                                  -             12              -             -              1
                                                  --------------  -------------  ------------- -------------  -------------
    Net realized gain (loss)                                  (1)            10              4             1              -
                                                  --------------  -------------  ------------- -------------  -------------
Change in unrealized appreciation (depreciation)            (114)           (46)           657           (19)           (18)
                                                  --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $         (115)           (39)           667           (21)           (19)
                                                  ==============  =============  ============= =============  =============

                                                  -----------------------------
                                                     Harris      Third Avenue
                                                     Oakmark       Small Cap
                                                  International      Value
                                                  Portfolio (d)  Portfolio (e)
                                                  -------------  -------------
Investment income:
  Dividends                                                   2              2
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  2              -
                                                  -------------  -------------
    Net investment income (loss)                              -              2
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (3)             -
  Realized gain distributions                                 -              1
                                                  -------------  -------------
    Net realized gain (loss)                                 (3)             1
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (26)           (21)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (29)           (18)
                                                  =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.
(e) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                       GACC                                        Russell
                                                  --------------  ----------------------------------------------------------
                                                                      Multi-
                                                      Money           Style        Aggressive                      Core
                                                      Market          Equity         Equity         Non-US         Bond
                                                       Fund            Fund           Fund           Fund          Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        7,571              -              -              1              3
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   1              -              -              -              1
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                           7,570              -              -              1              2
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (649)             -              -              -              -
  Realized gain distributions                                  -              -              -              -              3
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                (649)             -              -              -              3
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          (3,383)           (18)           (18)           (11)             3
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        3,538            (18)           (18)           (10)             8
                                                  ==============  =============  =============  =============  =============

                                                                      AIM
                                                  -------------- -------------
                                                       Real
                                                      Estate        Premier
                                                    Securities      Equity
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   7            355
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  1             85
                                                  -------------  -------------
    Net investment income (loss)                              6            270
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -        (11,343)
  Realized gain distributions                                 1              -
                                                  -------------  -------------
    Net realized gain (loss)                                  1        (11,343)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             (3)       (28,365)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               4        (39,438)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                               AIM                         Alliance               Liberty
                                                  -----------------------------  ----------------------------  -------------
                                                                                                  Bernstein       Newport
                                                     Capital      International     Premier      Real Estate    Tiger Fund,
                                                   Appreciation      Growth         Growth       Investment      Variable
                                                       Fund           Fund         Portfolio      Portfolio       Series
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -            159              -            328              1
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  35              4            140             67              4
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             (35)           155           (140)           261             (3)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares            (12,357)          (717)        (3,270)           459           (651)
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                             (12,357)          (717)        (3,270)           459           (651)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         (58,956)        (4,096)        (6,131)          (315)           539
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      (71,348)        (4,658)        (9,541)           405           (115)
                                                  ==============  =============  =============  =============  =============

                                                          Goldman Sachs
                                                  ----------------------------

                                                     Growth &    International
                                                      Income        Equity
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   2              3
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  8              1
                                                  -------------  -------------
    Net investment income (loss)                             (6)             2
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares              (653)           (15)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                               (653)           (15)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            476            (27)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (183)           (40)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                          Goldman Sachs                          Scudder II
                                                  -----------------------------  -------------------------------------------
                                                                                     Small         Dreman
                                                      Global         Internet         Cap         Small Cap     Government
                                                      Income        Tollkeeper      Growth          Value       Securities
                                                     Fund (f)        Fund (f)      Portfolio      Portfolio     Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              -              -              5              6
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  18              -             20              4              1
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             (18)             -            (20)             1              5
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares               (239)           (58)        (1,520)           286              -
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                (239)           (58)        (1,520)           286              -
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             270             34           (153)          (288)             8
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           13            (24)        (1,693)            (1)            13
                                                  ==============  =============  =============  =============  =============

                                                               MFS
                                                  ----------------------------

                                                                    Emerging
                                                     Research        Growth
                                                      Series         Series
                                                  -------------  -------------
Investment income:
  Dividends                                                  28              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 75             13
                                                  -------------  -------------
    Net investment income (loss)                            (47)           (13)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares            (3,047)          (963)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             (3,047)          (963)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (927)           (59)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (4,021)        (1,035)
                                                  =============  =============

(f) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                              MFS
                                                  -----------------------------------------------------------  --------------
                                                       High         Strategic      Investors         New           Davis
                                                      Income         Income          Trust        Discovery       Venture
                                                      Series         Series         Series         Series       Value A (d)
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           81              4             79              -              1
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   5             36             92              -             30
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                              76            (32)           (13)             -            (29)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (245)            20         (1,601)            (8)            34
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                (245)            20         (1,601)            (8)            34
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             159            634         (2,474)           (40)         1,921
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (10)           622         (4,088)           (48)         1,926
                                                  ==============  =============  =============  =============  =============

                                                        MetLife
                                                  --------------------------------
                                                       Harris
                                                       Oakmark         Jennison
                                                  Focused Value (d)   Growth (e)
                                                  ----------------- -------------
Investment income:
  Dividends                                                     -               -
                                                    -------------   -------------
Expenses:
  Mortality and expense risk                                    8               -
                                                    -------------   -------------
    Net investment income (loss)                               (8)              -
                                                    -------------   -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                   9               -
  Realized gain distributions                                   -               -
                                                    -------------   -------------
    Net realized gain (loss)                                    9               -
                                                    -------------   -------------
Change in unrealized appreciation (depreciation)              730             (36)
                                                    -------------   -------------
    Net increase (decrease) in net assets from
     operations                                               731             (36)
                                                    =============   =============

(d) For the period from February 1, 2002 to December 31, 2002.
(e) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                      MetLife                                    Oppenheimer
                                                  --------------  ----------------------------------------------------------
                                                                                  Main Street
                                                       Stock         Capital       Growth &          High
                                                       Index       Appreciation     Income          Income         Bond
                                                   Portfolio (d)       Fund          Fund            Fund          Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              2              3             10            880
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 421              5              3              -             65
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                            (420)            (3)             -             10            815
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (374)           (14)            (3)             -              3
  Realized gain distributions                                  1              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                (373)           (14)            (3)             -              3
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         (18,985)          (105)           (95)           (13)           163
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      (19,778)          (122)           (98)            (3)           981
                                                  ==============  =============  =============  =============  =============

                                                                     Putnam
                                                  -------------- -------------

                                                    Strategic       Growth &
                                                      Bond           Income
                                                      Fund            Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   9            536
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -            186
                                                  -------------  -------------
    Net investment income (loss)                              9            350
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -         (1,338)
  Realized gain distributions                                 -            178
                                                  -------------  -------------
    Net realized gain (loss)                                  -         (1,160)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             (1)        (6,618)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               8         (7,428)
                                                  =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                             Putnam
                                                  -----------------------------------------------------------  -------------
                                                                                                International     Global
                                                        New                      International       New          Income
                                                       Value          Vista         Growth      Opportunities   Securities
                                                       Fund           Fund           Fund           Fund           Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              -             70             73            697
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -             59             36             44              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               1            (59)            34             29            697
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares                  -           (478)          (306)          (386)            95
  Realized gain distributions                                  4              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   4           (478)          (306)          (386)            95
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (23)        (3,501)        (1,046)          (850)        11,083
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (18)        (4,038)        (1,318)        (1,207)        11,875
                                                  ==============  =============  =============  =============  =============

                                                      Templeton
                                                  -----------------------------
                                                     Franklin
                                                      Small          Growth
                                                       Cap         Securities
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                 347             89
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                            347             89
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund Shares            (1,137)         1,124
  Realized gain distributions                                 -             82
                                                  -------------  -------------
    Net realized gain (loss)                             (1,137)         1,206
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        (26,259)        (1,461)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (27,049)          (166)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002


                                                                           Templeton
                                                  -----------------------------------------------------------
                                                     Foreign        Developing       Mutual     Franklin Large
                                                    Securities       Markets         Shares       Cap Growth
                                                       Fund         Securities     Securities     Securities       Total
Investment income:
  Dividends                                       $          747            146             63            564         94,778
                                                  --------------  -------------  -------------  -------------  -------------  -
Expenses:
  Mortality and expense risk                                  84             48             36              -          3,306
                                                  --------------  -------------  -------------  -------------  -------------  -
    Net investment income (loss)                             663             98             27            564         91,472
                                                  --------------  -------------  -------------  -------------  -------------  -
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (7,732)          (253)            (3)        (1,112)      (126,930)
  Realized gain distributions                                  -              -            145              -        179,304
                                                  --------------  -------------  -------------  -------------  -------------  -
    Net realized gain (loss)                              (7,732)          (253)           142         (1,112)        52,374
                                                  --------------  -------------  -------------  -------------  -------------  -
Change in unrealized appreciation (depreciation)          (1,763)           139         (1,008)       (17,701)    (1,481,001)
                                                  --------------  -------------  -------------  -------------  -------------  -
    Net increase (decrease) in net assets from
     operations                                   $       (8,832)           (16)          (839)       (18,249)    (1,337,155)
                                                  ==============  =============  =============  =============  =============  =







Investment income:
  Dividends
                                                  -
Expenses:
  Mortality and expense risk
                                                  -
    Net investment income (loss)
                                                  -
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares
  Realized gain distributions
                                                  -
    Net realized gain (loss)
                                                  -
Change in unrealized appreciation (depreciation)
                                                  -
    Net increase (decrease) in net assets from
     operations
                                                  =


See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                        Growth &         Bond        Developing       Mid-Cap       Enhanced
                                                         Income        Debenture       Growth          Value          Index
                                                        Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       22,637         32,070            (99)         1,933          7,439
  Net realized gain (loss)                                  155,084         (7,561)       (11,975)        34,561        (29,848)
  Change in unrealized appreciation (depreciation)         (659,846)       (25,946)      (111,203)       (83,173)      (204,632)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (482,125)        (1,437)      (123,277)       (46,679)      (227,041)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                      7,200          2,313            217            290          3,664
  Transfers between sub-accounts (including fixed
   account), net                                             59,719         15,932           (365)         9,934        (37,030)
  Transfers for contract benefits, terminations and
   insurance charges                                       (210,313)       (29,917)       (30,358)       (33,237)       (29,531)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (143,394)       (11,672)       (30,506)       (23,013)       (62,897)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                  (625,519)       (13,109)      (153,783)       (69,692)      (289,938)
Net assets at beginning of period                         2,821,789        379,121        438,793        489,745        946,084
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    2,196,270        366,012        285,010        420,053        656,146
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan      JP Morgan
                                                     International     Quality
                                                        Equity          Bond
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -         10,639
  Net realized gain (loss)                                  (5,078)           478
  Change in unrealized appreciation (depreciation)         (23,402)         7,877
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (28,480)        18,994
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                        89             99
  Transfers between sub-accounts (including fixed
   account), net                                             2,858         19,325
  Transfers for contract benefits, terminations and
   insurance charges                                        (7,079)        (4,984)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (4,132)        14,440
                                                     -------------  -------------
    Net increase (decrease) in net assets                  (32,612)        33,434
Net assets at beginning of period                          176,264        204,009
                                                     -------------  -------------
Net assets at end of period                                143,652        237,443
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                  Met Investors
                                                     --------------------------------------------------------------------------
                                                        JP Morgan      JP Morgan                   Oppenheimer       PIMCO
                                                         Select        Small Cap     Met/Putnam      Capital         Money
                                                         Equity          Stock        Research    Appreciation      Market
                                                        Portfolio      Portfolio    Portfolio (d) Portfolio (d)  Portfolio (d)
                                                     --------------  -------------  ------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        4,151            171            128            (5)         1,205
  Net realized gain (loss)                                  (32,972)        (2,323)            15             9              -
  Change in unrealized appreciation (depreciation)         (169,232)       (44,578)           255           409              -
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (198,053)       (46,730)           398           413          1,205
                                                     --------------  -------------  ------------- -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -            100           100            100
  MetLife Investors Insurance Company redemptions                 -              -              -             -              -
  Payments received from contract owners                          -             49            917           459      1,571,990
  Transfers between sub-accounts (including fixed
   account), net                                                232         10,021         28,414         4,913       (486,856)
  Transfers for contract benefits, terminations and
   insurance charges                                        (60,265)        (7,266)             -             -            (77)
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract Transactions                                  (60,033)         2,804         29,431         5,472      1,085,157
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets                  (258,086)       (43,926)        29,829         5,885      1,086,362
Net assets at beginning of period                           780,939        214,411              -             -              -
                                                     --------------  -------------  ------------- -------------  -------------
Net assets at end of period                          $      522,853        170,485         29,829         5,885      1,086,362
                                                     ==============  =============  ============= =============  =============

                                                     -----------------------------
                                                         Janus          PIMCO
                                                      Aggressive    Total Return
                                                        Growth          Bond
                                                     Portfolio (d)  Portfolio (d)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  (1)           (33)
  Net realized gain (loss)                                      (3)             3
  Change in unrealized appreciation (depreciation)             (71)           698
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (75)           668
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                 100            100
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                       550          1,628
  Transfers between sub-accounts (including fixed
   account), net                                               747         25,873
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract Transactions                                   1,397         27,601
                                                     -------------  -------------
    Net increase (decrease) in net assets                    1,322         28,269
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                  1,322         28,269
                                                     =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                  Met Investors
                                                     --------------------------------------------------------------------------
                                                                     T Rowe Price        MFS           AIM            AIM
                                                          PIMCO         Mid Cap       Research      Small Cap       Mid Cap
                                                       Innovation       Growth      International    Growth       Core Equity
                                                      Portfolio (d)  Portfolio (d)  Portfolio (d) Portfolio (d)  Portfolio (d)
                                                     --------------  -------------  ------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -             (3)             6            (3)            (1)
  Net realized gain (loss)                                       (1)            10              4             1              -
  Change in unrealized appreciation (depreciation)             (114)           (46)           657           (19)           (18)
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (115)           (39)           667           (21)           (19)
                                                     --------------  -------------  ------------- -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                  100            100            100           100            100
  MetLife Investors Insurance Company redemptions                 -              -              -             -              -
  Payments received from contract owners                          -            550          1,651           688            413
  Transfers between sub-accounts (including fixed
   account), net                                                574          1,324         13,496         1,632            974
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -              -             -              -
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      674          1,974         15,247         2,420          1,487
                                                     --------------  -------------  ------------- -------------  -------------
    Net increase (decrease) in net assets                       559          1,935         15,914         2,399          1,468
Net assets at beginning of period                                 -              -              -             -              -
                                                     --------------  -------------  ------------- -------------  -------------
Net assets at end of period                          $          559          1,935         15,914         2,399          1,468
                                                     ==============  =============  ============= =============  =============

                                                     -----------------------------
                                                        Harris      Third Avenue
                                                        Oakmark       Small Cap
                                                     International      Value
                                                     Portfolio (d)  Portfolio (e)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              2
  Net realized gain (loss)                                      (3)             1
  Change in unrealized appreciation (depreciation)             (26)           (21)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (29)           (18)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                 100            100
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                       275              -
  Transfers between sub-accounts (including fixed
   account), net                                             1,040            574
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)            (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   1,414            673
                                                     -------------  -------------
    Net increase (decrease) in net assets                    1,385            655
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                  1,385            655
                                                     =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.
(e) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                          GACC                                        Russell
                                                     --------------  ----------------------------------------------------------
                                                                         Multi-
                                                         Money           Style        Aggressive                      Core
                                                         Market          Equity         Equity         Non-US         Bond
                                                          Fund            Fund           Fund           Fund          Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        7,570              -              -              1              2
  Net realized gain (loss)                                     (649)             -              -              -              3
  Change in unrealized appreciation (depreciation)           (3,383)           (18)           (18)           (11)             3
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               3,538            (18)           (18)           (10)             8
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                  200              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                         50              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                             (1,223)             -              -              -              2
  Transfers for contract benefits, terminations and
   insurance charges                                         (6,354)             -              -             (1)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (7,327)             -              -             (1)             2
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    (3,789)           (18)           (18)           (11)            10
Net assets at beginning of period                           192,049             77             92             70            115
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      188,260             59             74             59            125
                                                     ==============  =============  =============  =============  =============

                                                                         AIM
                                                     -------------- -------------
                                                          Real
                                                         Estate        Premier
                                                       Securities      Equity
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   6            270
  Net realized gain (loss)                                       1        (11,343)
  Change in unrealized appreciation (depreciation)              (3)       (28,365)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  4        (39,438)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -         10,197
  Transfers between sub-accounts (including fixed
   account), net                                                 -        (15,254)
  Transfers for contract benefits, terminations and
   insurance charges                                             -         (6,695)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -        (11,752)
                                                     -------------  -------------
    Net increase (decrease) in net assets                        4        (51,190)
Net assets at beginning of period                              125        139,178
                                                     -------------  -------------
Net assets at end of period                                    129         87,988
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                  AIM                         Alliance               Liberty
                                                     -----------------------------  ----------------------------  -------------
                                                                                                     Bernstein       Newport
                                                        Capital      International     Premier      Real Estate    Tiger Fund,
                                                      Appreciation      Growth         Growth       Investment      Variable
                                                          Fund           Fund         Portfolio      Portfolio       Series
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (35)           155           (140)           261             (3)
  Net realized gain (loss)                                  (12,357)          (717)        (3,270)           459           (651)
  Change in unrealized appreciation (depreciation)          (58,956)        (4,096)        (6,131)          (315)           539
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (71,348)        (4,658)        (9,541)           405           (115)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                      3,784             98          5,113            301              -
  Transfers between sub-accounts (including fixed
   account), net                                             (6,677)            38         (2,022)        (1,963)          (405)
  Transfers for contract benefits, terminations and
   insurance charges                                        (10,558)        (1,456)        (1,927)          (952)          (799)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (13,451)        (1,320)         1,164         (2,614)        (1,204)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (84,799)        (5,978)        (8,377)        (2,209)        (1,319)
Net assets at beginning of period                           301,594         30,311         30,881         13,011          1,378
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      216,795         24,333         22,504         10,802             59
                                                     ==============  =============  =============  =============  =============

                                                             Goldman Sachs
                                                     ----------------------------

                                                        Growth &    International
                                                         Income        Equity
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  (6)             2
  Net realized gain (loss)                                    (653)           (15)
  Change in unrealized appreciation (depreciation)             476            (27)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (183)           (40)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -            238
  Transfers between sub-accounts (including fixed
   account), net                                              (629)          (103)
  Transfers for contract benefits, terminations and
   insurance charges                                        (1,709)           (23)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (2,338)           112
                                                     -------------  -------------
    Net increase (decrease) in net assets                   (2,521)            72
Net assets at beginning of period                            2,596            184
                                                     -------------  -------------
Net assets at end of period                                     75            256
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                             Goldman Sachs                           Scudder II
                                                     -----------------------------  -------------------------------
                                                                                        Small           Dreman
                                                         Global         Internet         Cap           Small Cap
                                                         Income        Tollkeeper      Growth            Value
                                                        Fund (f)        Fund (f)      Portfolio        Portfolio
                                                     --------------  -------------  -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (18)             -            (20)               1
  Net realized gain (loss)                                     (239)           (58)        (1,520)             286
  Change in unrealized appreciation (depreciation)              270             34           (153)            (288)
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                                  13            (24)        (1,693)              (1)
                                                     --------------  -------------  -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -                -
  MetLife Investors Insurance Company redemptions              (111)           (35)             -                -
  Payments received from contract owners                          -             59              -                -
  Transfers between sub-accounts (including fixed
   account), net                                            (10,132)          (109)          (294)            (542)
  Transfers for contract benefits, terminations and
   insurance charges                                              -            (32)          (755)            (804)
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (10,243)          (117)        (1,049)          (1,346)
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets                   (10,230)          (141)        (2,742)          (1,347)
Net assets at beginning of period                            10,230            141          5,299            1,455
                                                     --------------  -------------  -------------    -------------
Net assets at end of period                          $            -              -          2,557              108
                                                     ==============  =============  =============    =============

                                                                                 MFS
                                                     ------------   ----------------------------

                                                       Government                     Emerging
                                                       Securities      Research        Growth
                                                       Portfolio        Series         Series
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   5            (47)           (13)
  Net realized gain (loss)                                       -         (3,047)          (963)
  Change in unrealized appreciation (depreciation)               8           (927)           (59)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 13         (4,021)        (1,035)
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -              -
  MetLife Investors Insurance Company redemptions                -              -              -
  Payments received from contract owners                        99          9,787          1,280
  Transfers between sub-accounts (including fixed
   account), net                                               (39)        (2,989)          (671)
  Transfers for contract benefits, terminations and
   insurance charges                                             -         (2,933)          (824)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      60          3,865           (215)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                       73           (156)        (1,250)
Net assets at beginning of period                              151         14,962          3,097
                                                     -------------  -------------  -------------
Net assets at end of period                                    224         14,806          1,847
                                                     =============  =============  =============

(f) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                 MFS
                                                     -----------------------------------------------------------  --------------
                                                          High         Strategic      Investors         New           Davis
                                                         Income         Income          Trust        Discovery       Venture
                                                         Series         Series         Series         Series       Value A (d)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           76            (32)           (13)             -            (29)
  Net realized gain (loss)                                     (245)            20         (1,601)            (8)            34
  Change in unrealized appreciation (depreciation)              159            634         (2,474)           (40)         1,921
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (10)           622         (4,088)           (48)         1,926
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -            100
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                         66              -          9,211             72          3,210
  Transfers between sub-accounts (including fixed
   account), net                                               (356)         9,108         (4,012)           (30)        19,586
  Transfers for contract benefits, terminations and
   insurance charges                                           (930)            (2)        (2,395)            (2)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (1,220)         9,106          2,804             40         22,896
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    (1,230)         9,728         (1,284)            (8)        24,822
Net assets at beginning of period                             1,375            110         18,038            106              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          145          9,838         16,754             98         24,822
                                                     ==============  =============  =============  =============  =============

                                                           MetLife
                                                     --------------------------------
                                                          Harris
                                                          Oakmark         Jennison
                                                     Focused Value (d)   Growth (e)
                                                     ----------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                    (8)              -
  Net realized gain (loss)                                         9               -
  Change in unrealized appreciation (depreciation)               730             (36)
                                                       -------------   -------------
    Net increase (decrease) in net assets from
     operations                                                  731             (36)
                                                       -------------   -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   100             100
  MetLife Investors Insurance Company redemptions                  -               -
  Payments received from contract owners                         734               -
  Transfers between sub-accounts (including fixed
   account), net                                               5,258             574
  Transfers for contract benefits, terminations and
   insurance charges                                               -              (1)
                                                       -------------   -------------
    Net increase (decrease) in net assets from
     contract transactions                                     6,092             673
                                                       -------------   -------------
    Net increase (decrease) in net assets                      6,823             637
Net assets at beginning of period                                  -               -
                                                       -------------   -------------
Net assets at end of period                                    6,823             637
                                                       =============   =============

(d) For the period from February 1, 2002 to December 31, 2002.
(e) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                         MetLife                                    Oppenheimer
                                                     --------------  -----------------------------------------------------------
                                                                                     Main Street
                                                          Stock         Capital       Growth &          High
                                                          Index       Appreciation     Income          Income          Bond
                                                      Portfolio (d)       Fund          Fund            Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $         (420)            (3)             -             10            815
  Net realized gain (loss)                                     (373)           (14)            (3)             -              3
  Change in unrealized appreciation (depreciation)          (18,985)          (105)           (95)           (13)           163
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (19,778)          (122)           (98)            (3)           981
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                  100              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                        550          1,219            527              -             51
  Transfers between sub-accounts (including fixed
   account), net                                            237,664            680           (202)             -           (452)
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -              -              -            (68)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  238,314          1,899            325              -           (469)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   218,536          1,777            227             (3)           512
Net assets at beginning of period                                 -            315            336             99         11,850
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      218,536          2,092            563             96         12,362
                                                     ==============  =============  =============  =============  =============

                                                                        Putnam
                                                     -------------- -------------

                                                       Strategic       Growth &
                                                         Bond           Income
                                                         Fund            Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   9            350
  Net realized gain (loss)                                       -         (1,160)
  Change in unrealized appreciation (depreciation)              (1)        (6,618)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  8         (7,428)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -         13,893
  Transfers between sub-accounts (including fixed
   account), net                                                 -         (5,869)
  Transfers for contract benefits, terminations and
   insurance charges                                             -         (3,166)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -          4,858
                                                     -------------  -------------
    Net increase (decrease) in net assets                        8         (2,570)
Net assets at beginning of period                              106         35,949
                                                     -------------  -------------
Net assets at end of period                                    114         33,379
                                                     =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                Putnam
                                                     -----------------------------------------------------------  --------------
                                                                                                   International      Global
                                                           New                      International       New           Income
                                                          Value          Vista         Growth      Opportunities    Securities
                                                          Fund           Fund           Fund           Fund            Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1            (59)            34             29            697
  Net realized gain (loss)                                        4           (478)          (306)          (386)            95
  Change in unrealized appreciation (depreciation)              (23)        (3,501)        (1,046)          (850)        11,083
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (18)        (4,038)        (1,318)        (1,207)        11,875
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                          -          1,517            282              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -            541           (526)          (285)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)           (18)           (20)             -         (1,444)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)         2,040           (264)          (285)        (1,444)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (19)        (1,998)        (1,582)        (1,492)        10,431
Net assets at beginning of period                               123         12,144          7,472          8,770         56,245
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          104         10,146          5,890          7,278         66,676
                                                     ==============  =============  =============  =============  =============

                                                        Templeton
                                                     -----------------------------
                                                        Franklin
                                                         Small          Growth
                                                          Cap         Securities
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 347             89
  Net realized gain (loss)                                  (1,137)         1,206
  Change in unrealized appreciation (depreciation)         (26,259)        (1,461)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (27,049)          (166)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                               851        (22,447)
  Transfers for contract benefits, terminations and
   insurance charges                                        (1,822)        (2,048)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (971)       (24,495)
                                                     -------------  -------------
    Net increase (decrease) in net assets                  (28,020)       (24,661)
Net assets at beginning of period                           95,723         27,799
                                                     -------------  -------------
Net assets at end of period                                 67,703          3,138
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002


                                                                         Templeton
                                                -----------------------------------------------------------
                                                   Foreign        Developing       Mutual     Franklin Large
                                                  Securities       Markets         Shares       Cap Growth
                                                     Fund         Securities     Securities     Securities       Total
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                   $          663             98             27            564         91,472
 Net realized gain (loss)                               (7,732)          (253)           142         (1,112)        52,374
 Change in unrealized appreciation
   (depreciation)                                       (1,763)           139         (1,008)       (17,701)    (1,481,001)
                                                --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets
     from operations                                    (8,832)           (16)          (839)       (18,249)    (1,337,155)
                                                --------------  -------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company payments                -              -              -              -          1,800
 MetLife Investors Insurance Company
   redemptions                                               -              -              -              -           (146)
 Payments received from contract owners                    451            333            273              -      1,656,437
 Transfers between sub-accounts (including
   fixed account), net                                  (1,204)        (1,021)          (688)         1,503       (131,008)
 Transfers for contract benefits,
   terminations and insurance charges                   (1,905)           (19)             -         (1,603)      (464,295)
                                                --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets
     from contract transactions                         (2,658)          (707)          (415)          (100)     1,062,788
                                                --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets              (11,490)          (723)        (1,254)       (18,349)      (274,367)
Net assets at beginning of period                       47,631          8,865          7,139         78,795      7,617,141
                                                --------------  -------------  -------------  -------------  -------------
Net assets at end of period                     $       36,141          8,142          5,885         60,446      7,342,774
                                                ==============  =============  =============  =============  =============


See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2001

                                                                                                Met Investors
                                                  ---------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett    Lord Abbett       Large       Lord Abbett
                                                     Growth &         Bond        Developing         Cap          Mid-Cap
                                                      Income        Debenture       Growth        Research         Value
                                                     Portfolio      Portfolio      Portfolio    Portfolio (g)    Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $       25,250         29,672              -          3,962          2,635
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  34              4            115              2            126
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                          25,216         29,668           (115)         3,960          2,509
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             10,571           (579)        (7,273)        72,020         41,552
  Realized gain distributions                                  -              -              -         16,236         48,742
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              10,571           (579)        (7,273)        88,256         90,294
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (188,902)       (15,919)       (26,922)       (97,284)       (47,938)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (153,115)        13,170        (34,310)        (5,068)        44,865
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                    JP Morgan      JP Morgan
                                                    Enhanced     International
                                                      Index         Equity
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                               8,313          2,433
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 64              -
                                                  -------------  -------------
    Net investment income (loss)                          8,249          2,433
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           (22,041)        (1,510)
  Realized gain distributions                                 -         23,089
                                                  -------------  -------------
    Net realized gain (loss)                            (22,041)        21,579
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)       (115,111)       (67,422)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                        (128,903)       (43,410)
                                                  =============  =============

(g) For the period from January 1, 2001 to February 12, 2001.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2001

                                                                 Met Investors                      GACC
                                                  -------------------------------------------  -------------  --------------
                                                    JP Morgan      JP Morgan      JP Morgan                       Multi-
                                                     Quality        Select        Small Cap        Money          Style
                                                      Bond          Equity          Stock          Market         Equity
                                                    Portfolio      Portfolio      Portfolio         Fund           Fund
                                                  -------------- -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        9,520         3,948            489              -              -
                                                  -------------- -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  58             -              -              1              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net investment income (loss)                           9,462         3,948            489             (1)             -
                                                  -------------- -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                636       (14,566)       (10,018)       (17,799)             -
  Realized gain distributions                                  -        17,895         39,230              -              2
                                                  -------------- -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 636         3,329         29,212        (17,799)             2
                                                  -------------- -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           3,023       (62,170)       (57,071)        32,965            (14)
                                                  -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       13,121       (54,893)       (27,370)        15,165            (12)
                                                  ============== =============  =============  =============  =============

                                                      Russell
                                                  -----------------------------

                                                    Aggressive
                                                      Equity         Non-US
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             (2)           (20)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (2)           (20)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2001

                                                            Russell                                AIM
                                                  ---------------------------- -------------------------------------------
                                                                     Real
                                                       Core         Estate        Premier        Capital     International
                                                       Bond       Securities      Equity       Appreciation     Growth
                                                       Fund          Fund          Fund            Fund          Fund
                                                  -------------- ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            7             6           185              -            103
                                                  -------------- ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -             1            88             29             10
                                                  -------------- ------------- -------------  -------------  -------------
    Net investment income (loss)                               7             5            97            (29)            93
                                                  -------------- ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             -       (10,790)        (9,834)          (375)
  Realized gain distributions                                  1             2         2,810         24,291            808
                                                  -------------- ------------- -------------  -------------  -------------
    Net realized gain (loss)                                   1             2        (7,980)        14,457            433
                                                  -------------- ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               1             1       (14,400)       (96,769)        (7,050)
                                                  -------------- ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            9             8       (22,283)       (82,341)        (6,524)
                                                  ============== ============= =============  =============  =============

                                                            Alliance
                                                  ----------------------------
                                                                   Bernstein
                                                     Premier      Real Estate
                                                     Growth       Investment
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -            478
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                168             73
                                                  -------------  -------------
    Net investment income (loss)                           (168)           405
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (1,631)           176
  Realized gain distributions                             1,598              -
                                                  -------------  -------------
    Net realized gain (loss)                                (33)           176
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         (6,103)           718
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (6,304)         1,299
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2001

                                                      Liberty                            Goldman Sachs
                                                  --------------  ----------------------------------------------------------
                                                      Newport
                                                    Tiger Fund,      Growth &    International      Global        Internet
                                                     Variable         Income        Equity          Income       Tollkeeper
                                                      Series           Fund          Fund            Fund           Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           12             13              2            381              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   9             19              -             55              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               3             (6)             2            326              -
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (216)          (269)           (17)            (1)           (33)
  Realized gain distributions                                  -              -              1              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                (216)          (269)           (16)            (1)           (33)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (192)          (155)           (15)            82              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $         (405)          (430)           (29)           407            (33)
                                                  ==============  =============  =============  =============  =============

                                                           Scudder II
                                                  ----------------------------
                                                      Small           Dreman
                                                       Cap           Small Cap
                                                     Growth            Value
                                                    Portfolio        Portfolio
                                                  -------------    -------------
Investment income:
  Dividends                                                   -                -
                                                  -------------    -------------
Expenses:
  Mortality and expense risk                                 33               11
                                                  -------------    -------------
    Net investment income (loss)                            (33)             (11)
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (479)             172
  Realized gain distributions                               923                -
                                                  -------------    -------------
    Net realized gain (loss)                                444              172
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)         (2,746)             149
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                          (2,335)             310
                                                  =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2001

                                                    Scudder II                                              MFS
                                                  -------------- -----------------------------------------------------------
                                                    Government                     Emerging         High        Strategic
                                                    Securities      Research        Growth         Income        Income
                                                    Portfolio        Series         Series         Series        Series
                                                  -------------- -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            5             1              -            173              4
                                                  -------------- -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -            75             17             10              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net investment income (loss)                               5           (74)           (17)           163              4
                                                  -------------- -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -        (1,010)          (420)          (100)             2
  Realized gain distributions                                  -         1,324            207              -              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   -           314           (213)          (100)             2
                                                  -------------- -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               5        (3,673)        (1,057)           (20)            (1)
                                                  -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           10        (3,433)        (1,287)            43              5
                                                  ============== =============  =============  =============  =============

                                                  -----------------------------
                                                    Investors         New
                                                      Trust        Discovery
                                                     Series         Series
                                                  -------------  -------------
Investment income:
  Dividends                                                  72              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 98              -
                                                  -------------  -------------
    Net investment income (loss)                            (26)             -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (576)            (7)
  Realized gain distributions                               371              3
                                                  -------------  -------------
    Net realized gain (loss)                               (205)            (4)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         (3,106)            (5)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (3,337)            (9)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2001

                                                                                  Oppenheimer
                                                  --------------------------------------------------------------------------
                                                                   Main Street
                                                     Capital        Growth &          High                       Strategic
                                                   Appreciation      Income          Income          Bond          Bond
                                                       Fund           Fund            Fund           Fund          Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              2             10            889              3
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              1              -             66              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               1              1             10            823              3
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (4)            (9)             -             20              -
  Realized gain distributions                                 14              -              -              -              4
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                  10             (9)             -             20              4
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (28)           (18)            (8)           (25)            (1)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (17)           (26)             2            818              6
                                                  ==============  =============  =============  =============  =============

                                                             Putnam
                                                  ----------------------------

                                                     Growth &         New
                                                      Income         Value
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                 482              1
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                182              1
                                                  -------------  -------------
    Net investment income (loss)                            300              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                15              -
  Realized gain distributions                               336              3
                                                  -------------  -------------
    Net realized gain (loss)                                351              3
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         (3,291)            (1)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (2,640)             2
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2001

                                                                     Putnam
                                                  --------------------------------------------  --------------
                                                                                 International      Global
                                                                  International       New           Income
                                                       Vista         Growth      Opportunities    Securities
                                                       Fund           Fund           Fund            Fund
                                                  --------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -             27              -          1,686
                                                  --------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  68             41             54              -
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                             (68)           (14)           (54)         1,686
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (389)          (108)          (306)           (14)
  Realized gain distributions                              1,422            831              -              -
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                               1,033            723           (306)           (14)
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          (6,568)        (2,458)        (3,307)          (109)
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       (5,603)        (1,749)        (3,667)         1,563
                                                  ==============  =============  =============  =============

                                                             Templeton
                                                  --------------------------------------------
                                                     Franklin
                                                      Small          Growth        Foreign
                                                       Cap         Securities     Securities
                                                       Fund           Fund           Fund
                                                  -------------  -------------  -------------
Investment income:
  Dividends                                                 486            129          1,550
                                                  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -            100
                                                  -------------  -------------  -------------
    Net investment income (loss)                            486            129          1,450
                                                  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (724)           (45)          (432)
  Realized gain distributions                                 -          1,074         11,612
                                                  -------------  -------------  -------------
    Net realized gain (loss)                               (724)         1,029         11,180
                                                  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (13,409)           710        (21,450)
                                                  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (13,647)         1,868         (8,820)
                                                  =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2001

                                                                       Templeton
                                                     --------------------------------------------
                                                       Developing        Mutual     Franklin Large
                                                        Markets          Shares       Cap Growth
                                                       Securities      Securities     Securities
                                                          Fund            Fund           Fund          Total
                                                     --------------  -------------  -------------- -------------
Investment income:
 Dividends                                           $           88            176            462         93,656
                                                     --------------  -------------  -------------  -------------
Expenses:
 Mortality and expense risk                                      49             45              -          1,707
                                                     --------------  -------------  -------------  -------------
    Net investment income (loss)                                 39            131            462         91,949
                                                     --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                   (103)           288           (501)        23,273
 Realized gain distributions                                      -            577         18,668        212,074
                                                     --------------  -------------  -------------  -------------
    Net realized gain (loss)                                   (103)           865         18,167        235,347
                                                     --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               (774)          (311)       (29,126)      (857,297)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                      $         (838)           685        (10,497)      (530,001)
                                                     ==============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett       Large       Lord Abbett
                                                        Growth &         Bond        Developing         Cap          Mid-Cap
                                                         Income        Debenture       Growth        Research         Value
                                                        Portfolio      Portfolio      Portfolio    Portfolio (g)    Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       25,216         29,668           (115)         3,960          2,509
  Net realized gain (loss)                                   10,571           (579)        (7,273)        88,256         90,294
  Change in unrealized appreciation (depreciation)         (188,902)       (15,919)       (26,922)       (97,284)       (47,938)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (153,115)        13,170        (34,310)        (5,068)        44,865
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -           (114)             -
  Payments received from contract owners                      5,747            229          1,538              -            201
  Transfers between sub-accounts (including fixed
   account), net                                            910,997         25,797         12,865       (640,440)        63,449
  Transfers for contract benefits, terminations and
   insurance charges                                       (176,801)        (8,980)        (9,534)        (1,489)      (106,476)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  739,943         17,046          4,869       (642,043)       (42,826)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   586,828         30,216        (29,441)      (647,111)         2,039
Net assets at beginning of period                         2,234,961        348,905        468,234        647,111        487,706
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    2,821,789        379,121        438,793              -        489,745
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan      JP Morgan
                                                       Enhanced     International
                                                         Index         Equity
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               8,249          2,433
  Net realized gain (loss)                                 (22,041)        21,579
  Change in unrealized appreciation (depreciation)        (115,111)       (67,422)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           (128,903)       (43,410)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                     6,642             54
  Transfers between sub-accounts (including fixed
   account), net                                            82,240         21,745
  Transfers for contract benefits, terminations and
   insurance charges                                       (99,373)        (4,798)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (10,491)        17,001
                                                     -------------  -------------
    Net increase (decrease) in net assets                 (139,394)       (26,409)
Net assets at beginning of period                        1,085,478        202,673
                                                     -------------  -------------
Net assets at end of period                                946,084        176,264
                                                     =============  =============

(g) For the period from January 1, 2001 to February 12, 2001.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                     Met Investors                      GACC
                                                     --------------------------------------------  -------------  --------------
                                                        JP Morgan      JP Morgan      JP Morgan                       Multi-
                                                         Quality        Select        Small Cap        Money          Style
                                                          Bond          Equity          Stock          Market         Equity
                                                        Portfolio      Portfolio      Portfolio         Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        9,462          3,948            489             (1)             -
  Net realized gain (loss)                                      636          3,329         29,212        (17,799)             2
  Change in unrealized appreciation (depreciation)            3,023        (62,170)       (57,071)        32,965            (14)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              13,121        (54,893)       (27,370)        15,165            (12)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -            100              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                         60              -             30        348,828              -
  Transfers between sub-accounts (including fixed
   account), net                                             27,275         19,036         24,015       (814,189)             -
  Transfers for contract benefits, terminations and
   insurance charges                                        (11,406)       (84,274)       (73,381)        (8,549)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   15,929        (65,238)       (49,336)      (473,810)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    29,050       (120,131)       (76,706)      (458,645)           (13)
Net assets at beginning of period                           174,959        901,070        291,117        650,694             90
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      204,009        780,939        214,411        192,049             77
                                                     ==============  =============  =============  =============  =============

                                                         Russell
                                                     -----------------------------

                                                       Aggressive
                                                         Equity         Non-US
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                       -              -
  Change in unrealized appreciation (depreciation)              (2)           (20)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (2)           (20)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (1)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets                       (3)           (20)
Net assets at beginning of period                               95             90
                                                     -------------  -------------
Net assets at end of period                                     92             70
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                Russell                                AIM
                                                     ----------------------------- -------------------------------------------
                                                                         Real
                                                          Core          Estate        Premier        Capital     International
                                                          Bond        Securities      Equity       Appreciation     Growth
                                                          Fund           Fund          Fund            Fund          Fund
                                                     --------------  ------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            7              5            97            (29)            93
  Net realized gain (loss)                                        1              2        (7,980)        14,457            433
  Change in unrealized appreciation (depreciation)                1              1       (14,400)       (96,769)        (7,050)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   9              8       (22,283)       (82,341)        (6,524)
                                                     --------------  ------------- -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -             -              -              -
  MetLife Investors Insurance Company redemptions                 -              -             -              -              -
  Payments received from contract owners                          -              -         3,777          5,305             85
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -        19,959        104,263         25,910
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)             -        (3,236)        (7,111)          (568)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (2)             -        20,500        102,457         25,427
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets                         7              8        (1,783)        20,116         18,903
Net assets at beginning of period                               108            117       140,961        281,478         11,408
                                                     --------------  ------------- -------------  -------------  -------------
Net assets at end of period                          $          115            125       139,178        301,594         30,311
                                                     ==============  ============= =============  =============  =============

                                                               Alliance
                                                     ----------------------------
                                                                      Bernstein
                                                        Premier      Real Estate
                                                        Growth       Investment
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (168)           405
  Net realized gain (loss)                                     (33)           176
  Change in unrealized appreciation (depreciation)          (6,103)           718
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (6,304)         1,299
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                     6,064            232
  Transfers between sub-accounts (including fixed
   account), net                                                21         (2,183)
  Transfers for contract benefits, terminations and
   insurance charges                                            89             (2)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   6,174         (1,953)
                                                     -------------  -------------
    Net increase (decrease) in net assets                     (130)          (654)
Net assets at beginning of period                           31,011         13,665
                                                     -------------  -------------
Net assets at end of period                                 30,881         13,011
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                         Liberty                            Goldman Sachs
                                                     --------------  ----------------------------------------------------------
                                                         Newport
                                                       Tiger Fund,      Growth &    International      Global        Internet
                                                        Variable         Income        Equity          Income       Tollkeeper
                                                         Series           Fund          Fund            Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            3             (6)             2            326              -
  Net realized gain (loss)                                     (216)          (269)           (16)            (1)           (33)
  Change in unrealized appreciation (depreciation)             (192)          (155)           (15)            82              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (405)          (430)           (29)           407            (33)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                          -              -            245          1,337            209
  Transfers between sub-accounts (including fixed
   account), net                                               (421)        (1,445)          (119)          (764)          (102)
  Transfers for contract benefits, terminations and
   insurance charges                                              4              6             (1)            (2)             2
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (417)        (1,439)           125            571            109
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (822)        (1,869)            96            978             76
Net assets at beginning of period                             2,200          4,465             88          9,252             65
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        1,378          2,596            184         10,230            141
                                                     ==============  =============  =============  =============  =============

                                                              Scudder II
                                                     ----------------------------
                                                         Small         Dreman
                                                          Cap         Small Cap
                                                        Growth          Value
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (33)           (11)
  Net realized gain (loss)                                     444            172
  Change in unrealized appreciation (depreciation)          (2,746)           149
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (2,335)           310
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                              (410)        (1,267)
  Transfers for contract benefits, terminations and
   insurance charges                                            12              1
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (398)        (1,266)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   (2,733)          (956)
Net assets at beginning of period                            8,032          2,411
                                                     -------------  -------------
Net assets at end of period                                  5,299          1,455
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                       Scudder II                                               MFS
                                                     --------------  -------------------------------------------------------------
                                                       Government                      Emerging         High        Strategic
                                                       Securities       Research        Growth         Income        Income
                                                       Portfolio         Series         Series         Series        Series
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            5            (74)           (17)           163              4
  Net realized gain (loss)                                        -            314           (213)          (100)             2
  Change in unrealized appreciation (depreciation)                5         (3,673)        (1,057)           (20)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  10         (3,433)        (1,287)            43              5
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                         60          1,980          1,111             63              -
  Transfers between sub-accounts (including fixed
   account), net                                                (25)         5,591            708           (988)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             (3)            87             19              1              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       32          7,658          1,838           (924)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                        42          4,225            551           (881)             5
Net assets at beginning of period                               109         10,737          2,546          2,256            105
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          151         14,962          3,097          1,375            110
                                                     ==============  =============  =============  =============  =============

                                                     ---------------------------
                                                       Investors         New
                                                         Trust        Discovery
                                                        Series         Series
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (26)             -
  Net realized gain (loss)                                    (205)            (4)
  Change in unrealized appreciation (depreciation)          (3,106)            (5)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (3,337)            (9)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                       101              -
  Transfers between sub-accounts (including fixed
   account), net                                             4,623             30
  Transfers for contract benefits, terminations and
   insurance charges                                            62             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   4,786             29
                                                     -------------  -------------
    Net increase (decrease) in net assets                    1,449             20
Net assets at beginning of period                           16,589             86
                                                     -------------  -------------
Net assets at end of period                                 18,038            106
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                                     Oppenheimer
                                                     --------------------------------------------------------------------------
                                                                      Main Street
                                                        Capital        Growth &          High                       Strategic
                                                      Appreciation      Income          Income          Bond          Bond
                                                          Fund           Fund            Fund           Fund          Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              1             10            823              3
  Net realized gain (loss)                                       10             (9)             -             20              4
  Change in unrealized appreciation (depreciation)              (28)           (18)            (8)           (25)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (17)           (26)             2            818              6
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                        342            314              -            101              -
  Transfers between sub-accounts (including fixed
   account), net                                               (173)          (263)             -           (427)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             21             15              -             (5)            (2)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      190             66              -           (331)            (2)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       173             40              2            487              4
Net assets at beginning of period                               142            296             97         11,363            102
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          315            336             99         11,850            106
                                                     ==============  =============  =============  =============  =============

                                                                Putnam
                                                     ----------------------------

                                                        Growth &         New
                                                         Income         Value
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 300              -
  Net realized gain (loss)                                     351              3
  Change in unrealized appreciation (depreciation)          (3,291)            (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (2,640)             2
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                     6,220              -
  Transfers between sub-accounts (including fixed
   account), net                                             4,107              -
  Transfers for contract benefits, terminations and
   insurance charges                                            92              1
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  10,419              1
                                                     -------------  -------------
    Net increase (decrease) in net assets                    7,779              3
Net assets at beginning of period                           28,170            120
                                                     -------------  -------------
Net assets at end of period                                 35,949            123
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                        Putnam
                                                     --------------------------------------------  --------------
                                                                                    International      Global
                                                                     International       New           Income
                                                          Vista         Growth      Opportunities    Securities
                                                          Fund           Fund           Fund            Fund
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (68)           (14)           (54)         1,686
  Net realized gain (loss)                                    1,033            723           (306)           (14)
  Change in unrealized appreciation (depreciation)           (6,568)        (2,458)        (3,307)          (109)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (5,603)        (1,749)        (3,667)         1,563
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -
  Payments received from contract owners                      1,032            201              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                983          2,283           (296)         7,994
  Transfers for contract benefits, terminations and
   insurance charges                                             12             12             14         (1,201)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    2,027          2,496           (282)         6,793
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    (3,576)           747         (3,949)         8,356
Net assets at beginning of period                            15,720          6,725         12,719         47,889
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $       12,144          7,472          8,770         56,245
                                                     ==============  =============  =============  =============

                                                                Templeton
                                                     --------------------------------------------
                                                        Franklin
                                                         Small          Growth        Foreign
                                                          Cap         Securities     Securities
                                                          Fund           Fund           Fund
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 486            129          1,450
  Net realized gain (loss)                                    (724)         1,029         11,180
  Change in unrealized appreciation (depreciation)         (13,409)           710        (21,450)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (13,647)         1,868         (8,820)
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -              -
  MetLife Investors Insurance Company redemptions                -              -              -
  Payments received from contract owners                         -              -            372
  Transfers between sub-accounts (including fixed
   account), net                                            31,487         18,902          2,056
  Transfers for contract benefits, terminations and
   insurance charges                                        (2,137)          (319)          (758)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  29,350         18,583          1,670
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                   15,703         20,451         (7,150)
Net assets at beginning of period                           80,020          7,348         54,781
                                                     -------------  -------------  -------------
Net assets at end of period                                 95,723         27,799         47,631
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                       Templeton
                                                     --------------------------------------------
                                                       Developing        Mutual     Franklin Large
                                                        Markets          Shares       Cap Growth
                                                       Securities      Securities     Securities
                                                          Fund            Fund           Fund          Total
                                                     --------------  -------------  -------------- -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                        $           39            131            462         91,949
 Net realized gain (loss)                                      (103)           865         18,167        235,347
 Change in unrealized appreciation (depreciation)              (774)          (311)       (29,126)      (857,297)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (838)           685        (10,497)      (530,001)
                                                     --------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company payments                     -              -              -            100
 MetLife Investors Insurance Company redemptions                  -              -              -           (114)
 Payments received from contract owners                         276            167              -        392,923
 Transfers between sub-accounts (including fixed
   account), net                                                195         (2,481)        19,122        (30,340)
 Transfers for contract benefits, terminations
   and insurance charges                                          4             (8)        (1,785)      (601,750)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      475         (2,322)        17,337       (239,181)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (363)        (1,637)         6,840       (769,182)
Net assets at beginning of period                             9,228          8,776         71,955      8,386,323
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $        8,865          7,139         78,795      7,617,141
                                                     ==============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(1) ORGANIZATION
   MetLife Variable Life Account One (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by MetLife Financial Life Services Insurance Company (MLI) and exists in accordance with the regulations of the Missouri Department of Insurance. The Separate Account is a funding vehicle for variable life insurance policies issued by MLI.

   The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of the following investment companies. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. The sub-accounts available for investment may vary between variable life insurance policies offered for sale by MLI.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLI's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable contracts is not chargeable with liabilities arising out of any other business MLI may conduct.

   The following sub-accounts were available for investment as of December 31, 2003:


               Met Investors Series Trust (Met Investors):
                Lord Abbett Growth & Income Portfolio           (1)
                Lord Abbett Bond Debenture Portfolio            (1)
                Lord Abbett Growth Opportunity Portfolio        (1)
                Lord Abbett Mid-Cap Value Portfolio             (1)
                JP Morgan Quality Bond Portfolio                (1)
                JP Morgan Select Equity Portfolio               (1)
                JP Morgan Small Cap Stock Portfolio             (1)
                Met/Putnam Research Portfolio                   (2)
                Oppenheimer Capital Appreciation Portfolio      (2)
                PIMCO Inflation Protected Bond Portfolio A      (2)
                PIMCO Money Market Portfolio                    (2)
                Janus Aggressive Growth Portfolio               (2)
                PIMCO Total Return Bond Portfolio               (2)
                PIMCO Innovation Portfolio                      (2)
                T Rowe Price Mid Cap Growth Portfolio           (2)
                MFS Research International Portfolio            (1)
                AIM Small Cap Growth Portfolio                  (2)
                AIM Mid Cap Core Equity Portfolio               (2)
                Harris Oakmark International Portfolio          (2)
                Third Avenue Small Cap Value Portfolio          (2)
               Russell Insurance Funds (Russell):
                Multi-Style Equity Fund                         (2)
                Aggressive Equity Fund                          (2)
                Non-US Fund                                     (2)
                Core Bond Fund                                  (2)
                Real Estate Securities Fund                     (2)
               AIM Variable Insurance Funds, Inc. (AIM):
                Premier Equity Fund                             (1)
                Capital Appreciation Fund                       (1)
                International Growth Fund                       (1)
               Alliance Variable Products Series Fund, Inc. (Alliance):
                Premier Growth Portfolio                        (2)
                Bernstein Real Estate Investment Portfolio      (2)


                  Liberty Variable Investment Trust (Liberty):
                   Newport Tiger Fund, Variable Series        (2)
                  Goldman Sachs Variable Insurance Trust (Goldman Sachs):
                   Growth & Income Fund                       (2)
                   International Equity Fund                  (2)
                  Scudder Variable Series II (Scudder II):
                   Small Cap Growth Portfolio                 (2)
                   Dreman Small Cap Value Portfolio           (2)
                   Government Securities Portfolio            (2)
                  MFS Variable Insurance Trust (MFS):
                   Research Series                            (2)
                   Emerging Growth Series                     (2)
                   High Income Series                         (2)
                   Strategic Income Series                    (2)
                   Investors Trust Series                     (2)
                   New Discovery Series                       (2)
                  Metropolitan Life Series (MetLife):
                   Davis Venture Value A                      (2)
                   Harris Oakmark Focused Value               (2)
                   Jennison Growth                            (2)
                   Stock Index Portfolio                      (2)
                   SSR Money Market Portfolio                 (1)
                  Oppenheimer Variable Account Funds (Oppenheimer):
                   Capital Appreciation Fund                  (2)
                   Main Street Growth & Income Fund           (2)
                   High Income Fund                           (2)
                   Bond Fund                                  (2)
                   Strategic Bond Fund                        (2)
                  Putnam Variable Trust (Putnam):
                   Growth and Income Fund                     (2)
                   New Value Fund                             (2)
                   Vista Fund                                 (2)
                   International Growth Fund                  (2)
                   International New Opportunities Fund       (2)


(1) Indicates sub-account is available in both the SPVL & FPVUL products.


(2) Indicates sub-account is available in the flexible premium variable universal life (FPVUL) product only.


                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(1) ORGANIZATION, CONTINUED


               Franklin Templeton Variable Insurance Products Trust (Templeton):
                Global Income Securities Fund                    (3)
                Franklin Small Cap Fund                          (1)
                Growth Securities Fund                           (3)
                Foreign Securities Fund                          (1)
                Developing Markets Securities Fund               (2)
                Mutual Shares Securities Fund                    (2)
                Franklin Large Cap Growth Securities Fund        (3)


(1) Indicates sub-account is available in both the SPVL and the FPVUL products.
(2) Indicates sub-account is available in the flexible premium variable universal life (FPVUL) product only.
(3) Indicates sub-account is available in the single premium variable life
    (SPVL) product only.

During 2003, the following sub-accounts changed names:
  Met Investors Series Trust - MFS Mid Cap Growth Portfolio to T Rowe
   Price Mid Cap Growth Portfolio
  Met Investors Series Trust - SSR Concentrated International Portfolio to
   Harris Oakmark International Portfolio
  New England Zenith Funds - Zenith Jennison Growth Portfolio to MetLife
   Series - MetLife Jennison Growth Portfolio
  New England Zenith Funds - Harris Oakmark Focused Value Series to
   MetLife Series - Harris Oakmark Focused Value Series
  New England Zenith Funds - Davis Venture Value Fund to MetLife Series -
   Davis Venture Value Fund

The following sub-accounts ceased operations during the years ended
  December 31, 2003, 2002 and 2001:

Year ended December 31, 2003:                           Date Ceased Operations
-----------------------------                           ----------------------
 Met Investors Lord Abbett Developing Growth Portfolio     April 25, 2003
 Met Investors JP Morgan Enhanced Index Portfolio          April 25, 2003
 Met Investors JP Morgan International Equity Portfolio    April 25, 2003
 GACC Money Market Fund                                    April 25, 2003

Year ended December 31, 2002:
-----------------------------
 Goldman Sachs Global Income Fund                            May 1, 2002
 Goldman Sachs Internet Tollkeeper Fund                      May 1, 2002

Year ended December 31, 2001:
-----------------------------
 Met Investors Large Cap Research Portfolio               February 12, 2001

The following sub-accounts began
  operations during the years ended
  December 31, 2003, 2002 and 2001:

Year ended December 31, 2003:                             Date Began Operations
-----------------------------                             ---------------------
 Met Investors Lord Abbett Growth Opportunity Portfolio      April 25, 2003
 Met Investors PIMCO Inflation Protected Bond Portfolio A       May 1, 2003
 MetLife SSR Money Market Portfolio                          April 25, 2003

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(1) ORGANIZATION, CONTINUED


Year ended December 31, 2002:                             Date Began Operations
-----------------------------                             ---------------------
 Met Investors Met/Putnam Research Portfolio                February 1, 2002
 Met Investors Oppenheimer Capital Appreciation Portfolio   February 1, 2002
 Met Investors PIMCO Money Market Portfolio                 February 1, 2002
 Met Investors Janus Aggressive Growth Portfolio            February 1, 2002
 Met Investors PIMCO Total Return Bond Portfolio            February 1, 2002
 Met Investors PIMCO Innovation Portfolio                   February 1, 2002
 Met Investors T Rowe Price Mid Cap Growth Portfolio        February 1, 2002
 Met Investors MFS Research International Portfolio         February 1, 2002
 Met Investors AIM Small Cap Growth Portfolio               February 1, 2002
 Met Investors AIM Mid Cap Core Equity Portfolio            February 1, 2002
 Met Investors Harris Oakmark International Portfolio       February 1, 2002
 Met Investors Third Avenue Small Cap Value Portfolio         August 1, 2002
 MetLife Davis Venture Value A                              February 1, 2002
 MetLife Harris Oakmark Focused Value                       February 1, 2002
 MetLife Jennison Growth                                      August 1, 2002
 MetLife Stock Index Portfolio                              February 1, 2002

Year ended December 31, 2001:
-----------------------------                             -
 None.


(2) SIGNIFICANT ACCOUNTING POLICIES

  (A) INVESTMENT VALUATION
      Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios. These investment companies value their investment securities at fair value. Realized gains and losses on the sale of portfolio shares owned by the sub-accounts are computed on the basis of the identified cost of the portfolio shares sold. Income from dividends and gains from realized capital gain distributions are recorded on the ex-distribution date.

  (B) REINVESTMENT OF DISTRIBUTIONS

      With the exception of the GACC Money Market Fund in 2001, dividends and gains from realized gain distributions are reinvested in additional shares of the portfolio.

      During 2001, GACC followed the Federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized capital gains were deemed to pass through to the Separate Account. As a result, GACC did not distribute dividends and realized capital gains. During December of each year, the accumulated net investment income and realized capital gains of the GACC Money Market Fund were allocated to the Separate Account by increasing the cost basis and recognizing a gain in the Separate Account.

  (C) FEDERAL INCOME TAXES

      The operations of the Separate Account are included in the federal income tax return of MLI which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, MLI believes it will be treated as the owner of the Separate Account

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(2) SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

      assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life insurance policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for federal income taxes that would be attributable to the variable life insurance policies.

(3) SEPARATE ACCOUNT EXPENSES

   For flexible premium variable universal life policies, MLI deducts a daily charge from the net assets of the Separate Account sub-accounts for the assumption of mortality and expense risks. The daily charge is equivalent on an annual basis to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.15% thereafter.

(4) CONTRACT CHARGES AND FEES

   There are contract charges and fees associated with the variable life insurance policies. MLI deducts these charges and fees from the policy account value which reduces the return on investment. MLI sells SPVL and FPVUL policies and the contract charges and fees vary based on the type of product sold.

   The insurance charges for SPVL policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy account value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLI deducts a deferred premium tax charge on premium surrendered during the first 10 years. MLI charges a $30 annual contract maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer accumulated value between the available Separate Account sub-accounts. MLI deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. The insurance charges and fees are explained in the product prospectus.


   The insurance charges for FPVUL policies include tax expense, selection and issue expense, monthly policy charge, cost of insurance and the charges for additional benefit riders. These charges are deducted from the policy account value on a monthly basis. MLI deducts a sales charge from each premium payment. In addition, MLI will deduct a contingent deferred sales charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw accumulated value between the available Separate Account sub-accounts and the General Account. MLI deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. The insurance charges and fees are explained in the product prospectus.


                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003


(5) COST BASIS OF INVESTMENTS
   The cost basis of each sub-account's investment follows:

      Met Investors Lord Abbett Growth & Income Portfolio      $ 3,832,662
      Met Investors Lord Abbett Bond Debenture Portfolio           663,986
      Met Investors Lord Abbett Growth Opportunity Portfolio       256,040
      Met Investors Lord Abbett Mid-Cap Value Portfolio            379,981
      Met Investors JP Morgan Quality Bond Portfolio               221,690
      Met Investors JP Morgan Select Equity Portfolio              818,297
      Met Investors JP Morgan Small Cap Stock Portfolio            223,356
      Met Investors Met/Putnam Research Portfolio                  110,060
      Met Investors Oppenheimer Capital Appreciation Portfolio     105,753
      Met Investors PIMCO Inflation Protected Bond Portfolio A      81,301
      Met Investors PIMCO Money Market Portfolio                 2,814,178
      Met Investors Janus Aggressive Growth Portfolio              174,081
      Met Investors PIMCO Total Return Bond Portfolio              434,385
      Met Investors PIMCO Innovation Portfolio                      19,977
      Met Investors T Rowe Price Mid Cap Growth Portfolio          216,191
      Met Investors MFS Research International Portfolio           381,470
      Met Investors AIM Small Cap Growth Portfolio                 176,648
      Met Investors AIM Mid Cap Core Equity Portfolio              144,682
      Met Investors Harris Oakmark International Portfolio         188,551
      Met Investors Third Avenue Small Cap Value Portfolio         175,009
      Russell Multi-Style Equity Fund                                    -
      Russell Aggressive Equity Fund                                     -
      Russell Non-US Fund                                                -
      Russell Core Bond Fund                                             -
      Russell Real Estate Securities Fund                                -
      AIM Premier Equity Fund                                      163,765
      AIM Capital Appreciation Fund                                400,850
      AIM International Growth Fund                                 37,012
      Alliance Premier Growth Portfolio                             32,582
      Alliance Bernstein Real Estate Investment Portfolio            7,889
      Liberty Newport Tiger Fund, Variable Series                        -
      Goldman Sachs Growth & Income Fund                                 -
      Goldman Sachs International Equity Fund                          373

        Scudder II Small Cap Growth Portfolio               $     4,910
        Scudder II Dreman Small Cap Value Portfolio                   -
        Scudder II Government Securities Portfolio                  155
        MFS Research Series                                      25,295
        MFS Emerging Growth Series                                3,958
        MFS High Income Series                                    5,211
        MFS Strategic Income Series                                   -
        MFS Investors Trust Series                               24,605
        MFS New Discovery Series                                    126
        MetLife Davis Venture Value A                           413,859
        MetLife Harris Oakmark Focused Value                    314,887
        MetLife Jennison Growth                                 220,526
        MetLife Stock Index Portfolio                           553,014
        MetLife SSR Money Market Portfolio                      183,573
        Oppenheimer Capital Appreciation Fund                    26,309
        Oppenheimer Main Street Growth & Income Fund                933
        Oppenheimer High Income Fund                                  -
        Oppenheimer Bond Fund                                     9,032
        Oppenheimer Strategic Bond Fund                               -
        Putnam Growth & Income Fund                              44,276
        Putnam New Value Fund                                         -
        Putnam Vista Fund                                        24,361
        Putnam International Growth Fund                          9,861
        Putnam International New Opportunities Fund              11,961
        Templeton Global Income Securities Fund                  59,654
        Templeton Franklin Small Cap Fund                       114,877
        Templeton Growth Securities Fund                          3,781
        Templeton Foreign Securities Fund                        47,966
        Templeton Developing Markets Securities Fund              8,775
        Templeton Mutual Shares Securities Fund                   6,060
        Templeton Franklin Large Cap Growth Securities Fund     108,952
                                                            -----------
                                                            $14,287,686
                                                            ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING

                                                                   Met Investors
                            ------------------------------------------------------------------------------------------
                            Lord Abbett  Lord Abbett  Lord Abbett  Lord Abbett  Lord Abbett   JP Morgan     JP Morgan
                             Growth &       Bond      Developing     Growth       Mid-Cap     Enhanced    International
                              Income      Debenture     Growth     Opportunity     Value        Index        Equity
                             Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                            -----------  -----------  -----------  -----------  -----------  -----------  -------------
Accumulation Units:
 Unit Balance at 1/1/2001       156,660       32,613       44,646            -       31,782       86,329        17,938
   Units Issued                  75,446        2,605        4,158            -        5,256        8,706         2,463
   Units Redeemed               (22,250)      (1,074)      (3,871)           -       (7,546)      (9,933)         (818)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2001     209,856       34,144       44,933            -       29,492       85,102        19,583
   Units Issued                  14,842        3,081        3,465            -        5,338        3,375           617
   Units Redeemed               (24,640)      (3,997)      (7,265)           -       (6,964)      (9,792)       (1,117)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2002     200,058       33,228       41,133            -       27,866       78,685        19,083
   Units Issued                 140,769       43,030          130       30,208          188           14            65
   Units Redeemed               (25,816)     (21,207)     (41,263)      (4,249)      (1,010)     (78,699)      (19,148)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2003     315,011       55,051            -       25,959       27,044            -             -
                            ===========  ===========  ===========  ===========  ===========  ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                             JP Morgan    JP Morgan    JP Morgan                Oppenheimer      PIMCO         PIMCO
                              Quality      Select      Small Cap    Met/Putnam    Capital      Inflation       Money
                               Bond        Equity        Stock       Research   Appreciation Protected Bond   Market
                             Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio A    Portfolio
                            -----------  -----------  -----------  -----------  ------------ -------------- -----------
Accumulation Units:
 Unit Balance at 1/1/2001        14,951       76,264       25,318            -            -             -             -
   Units Issued                   2,414        1,861        2,515            -            -             -             -
   Units Redeemed                (1,083)      (7,798)      (7,463)           -            -             -             -
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2001      16,282       70,327       20,370            -            -             -             -
   Units Issued                   2,487          437        1,089        3,697          762             -       212,045
   Units Redeemed                (1,378)      (7,438)        (945)         (46)         (19)            -      (104,148)
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2002      17,391       63,326       20,514        3,651          743             -       107,897
   Units Issued                      46          325           28       15,547       12,213         7,760       795,322
   Units Redeemed                  (716)      (1,734)      (1,199)      (6,026)        (728)          (99)     (628,999)
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2003      16,721       61,917       19,343       13,172       12,228         7,661       274,220
                            ===========  ===========  ===========  ===========  ===========   ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED

                                                                   Met Investors
                            ------------------------------------------------------------------------------------------
                               Janus        PIMCO                  T Rowe Price      MFS          AIM          AIM
                             Aggressive  Total Return    PIMCO       Mid Cap      Research     Small Cap     Mid Cap
                               Growth        Bond      Innovation     Growth    International   Growth     Core Equity
                             Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                            -----------  ------------ -----------  ------------ ------------- -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001             -            -            -            -             -            -            -
   Units Issued                       -            -            -            -             -            -            -
   Units Redeemed                     -            -            -            -             -            -            -
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------
 Unit Balance at 12/31/2001           -            -            -            -             -            -            -
   Units Issued                     311        2,750          115          482         1,774          461          222
   Units Redeemed                  (131)        (132)          (1)        (167)          (41)        (140)         (57)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------
 Unit Balance at 12/31/2002         180        2,618          114          315         1,733          321          165
   Units Issued                  20,930       84,126        3,003       30,972        38,900       20,686       15,804
   Units Redeemed                  (623)     (46,785)        (349)        (605)       (2,629)      (1,054)        (641)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------
 Unit Balance at 12/31/2003      20,487       39,959        2,768       30,682        38,004       19,953       15,328
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED


                                  Met Investors            GACC                           Russell
                            -------------------------  -----------  --------------------------------------------------
                               Harris     Third Avenue
                               Oakmark     Small Cap      Money     Multi-Style   Aggressive                   Core
                            International    Value        Market      Equity        Equity       Non-US        Bond
                              Portfolio    Portfolio       Fund        Fund          Fund         Fund         Fund
                            ------------- ------------ -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001              -            -       61,903           10           10           10           10
   Units Issued                        -            -       30,630            -            -            -            -
   Units Redeemed                      -            -      (76,786)           -            -            -            -
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001            -            -       15,747           10           10           10           10
   Units Issued                      221           66        6,266            -            -            -            -
   Units Redeemed                    (58)          (1)      (6,824)           -            -            -            -
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002          163           65       15,189           10           10           10           10
   Units Issued                   20,720       14,990            -            -            -            -            -
   Units Redeemed                   (757)        (503)     (15,189)         (10)         (10)         (10)         (10)
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003       20,126       14,552            -            -            -            -            -
                             ===========  ===========  ===========  ===========  ===========  ===========  ===========


                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED

                              Russell                      AIM                           Alliance            Liberty
                            -----------  --------------------------------------  ------------------------  -----------
                                Real                                                           Bernstein     Newport
                               Estate      Premier      Capital    International   Premier    Real Estate  Tiger Fund,
                             Securities    Equity     Appreciation    Growth       Growth     Investment    Variable
                                Fund        Fund          Fund         Fund       Portfolio    Portfolio     Series
                            -----------  -----------  ------------ ------------- -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001            10       14,361       22,901         1,426        3,918        1,208          250
   Units Issued                       -        5,327       11,680         3,727        1,362           20           20
   Units Redeemed                     -       (3,311)      (2,510)         (201)        (541)        (184)         (77)
                            -----------  -----------  -----------   -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001          10       16,377       32,071         4,952        4,739        1,044          193
   Units Issued                       -        4,419        2,234            97        6,288          862            -
   Units Redeemed                     -       (5,834)      (3,831)         (336)      (6,020)      (1,056)        (183)
                            -----------  -----------  -----------   -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002          10       14,962       30,474         4,713        5,007          850           10
   Units Issued                       -        2,483          726            24          876           16            -
   Units Redeemed                   (10)      (1,206)      (2,518)         (129)      (1,684)        (192)         (10)
                            -----------  -----------  -----------   -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003           -       16,239       28,682         4,608        4,199          674            -
                            ===========  ===========  ===========   ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED

                                               Goldman Sachs                                   Scudder II
                            ---------------------------------------------------  -------------------------------------
                                                                                    Small       Dreman
                              Growth &   International    Global      Internet       Cap       Small Cap    Government
                               Income       Equity        Income     Tollkeeper    Growth        Value      Securities
                                Fund         Fund          Fund         Fund      Portfolio    Portfolio    Portfolio
                            -----------  ------------- -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001           475            10          869           10          953          231           10
   Units Issued                       -            36          123           48           37            -            6
   Units Redeemed                  (169)          (19)         (70)         (25)        (102)        (112)          (3)
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001         306            27          922           33          888          119           13
   Units Issued                       -            54            -           10          653            -            7
   Units Redeemed                  (296)          (35)        (922)         (43)        (894)        (109)          (2)
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002          10            46            -            -          647           10           18
   Units Issued                       -            35            -            -            2            -            5
   Units Redeemed                   (10)          (25)           -            -         (178)         (10)         (10)
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003           -            56            -            -          471            -           13
                            ===========   ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED


                                                                 MFS                                        MetLife
                            ----------------------------------------------------------------------------  -----------
                                           Emerging       High      Strategic    Investors       New         Davis
                              Research      Growth       Income      Income        Trust      Discovery     Venture
                               Series       Series       Series      Series       Series       Series       Value A
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001         1,198          316          243           10        1,673           10            -
   Units Issued                   1,286          471            7            -          842            7            -
   Units Redeemed                  (353)        (205)        (104)           -         (339)          (4)           -
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001       2,131          582          146           10        2,176           13            -
   Units Issued                   4,358          673            6        1,743        3,356           18        3,045
   Units Redeemed                (3,679)        (729)        (137)        (922)      (2,960)         (13)        (174)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002       2,810          526           15          831        2,572           18        2,871
   Units Issued                   1,759          247          555            -        1,352           13       44,654
   Units Redeemed                  (713)         (79)         (64)        (831)        (837)         (14)      (2,200)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003       3,856          694          506            -        3,087           17       45,325
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========


                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED

                                                  MetLife                                     Oppenheimer
                            ---------------------------------------------------  -------------------------------------
                                                                                              Main Street
                               Harris                     Stock      SSR Money     Capital     Growth &        High
                               Oakmark      Jennison      Index       Market     Appreciation   Income        Income
                            Focused Value    Growth     Portfolio    Portfolio       Fund        Fund          Fund
                            ------------- -----------  -----------  -----------  ------------ -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001              -            -            -            -           16           33           10
   Units Issued                        -            -            -            -           42           38            -
   Units Redeemed                      -            -            -            -          (18)         (29)           -
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001            -            -            -            -           40           42           10
   Units Issued                      778           66       56,242            -          553          108            -
   Units Redeemed                    (18)           -      (28,584)           -         (227)         (63)           -
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002          760           66       27,658            -          366           87           10
   Units Issued                   33,371       20,574      108,485       37,287        3,949           45            -
   Units Redeemed                 (1,865)        (746)     (76,213)     (19,012)        (339)         (10)         (10)
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003       32,266       19,894       59,930       18,275        3,976          122            -
                             ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED

                                   Oppenheimer                                      Putnam
                            ------------------------  -----------------------------------------------------------------
                                                                                                           International
                                          Strategic     Growth &       New                   International      New
                                Bond        Bond         Income       Value        Vista        Growth     Opportunities
                                Fund        Fund          Fund        Fund         Fund          Fund          Fund
                            -----------  -----------  -----------  -----------  -----------  ------------- -------------
Accumulation Units:
 Unit Balance at 1/1/2001         1,076           10        2,592           10        1,878           736         1,916
   Units Issued                       9            -        1,441            -          485           344             -
   Units Redeemed                   (39)           -         (488)           -         (172)          (47)          (57)
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2001       1,046           10        3,545           10        2,191         1,033         1,859
   Units Issued                   1,015            -        5,491            -        3,169         1,031         1,807
   Units Redeemed                (1,055)           -       (4,961)           -       (2,717)       (1,072)       (1,874)
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2002       1,006           10        4,075           10        2,643           992         1,792
   Units Issued                       -            -        1,523            -        1,569           105             7
   Units Redeemed                  (270)         (10)      (1,058)         (10)        (580)          (66)         (482)
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2003         736            -        4,540            -        3,632         1,031         1,317
                            ===========  ===========  ===========  ===========  ===========   ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED


                                                                     Templeton
                            -------------------------------------------------------------------------------------------
                               Global      Franklin                              Developing     Mutual    Franklin Large
                               Income       Small        Growth      Foreign      Markets       Shares      Cap Growth
                             Securities      Cap       Securities   Securities   Securities   Securities    Securities
                                Fund         Fund         Fund         Fund         Fund         Fund          Fund
                            -----------  -----------  -----------  -----------  -----------  -----------  --------------
Accumulation Units:
 Unit Balance at 1/1/2001         4,562        6,770          621        5,231        1,143          795         5,541
   Units Issued                     776        3,516        1,916          366          109           17         1,484
   Units Redeemed                  (113)        (757)        (163)        (190)         (51)        (206)         (188)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2001       5,225        9,529        2,374        5,407        1,201          606         6,837
   Units Issued                       -          177           14        3,212        1,145          586           143
   Units Redeemed                  (125)        (278)      (2,060)      (3,578)      (1,237)        (624)         (174)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2002       5,100        9,428          328        5,041        1,109          568         6,806
   Units Issued                       -           27           17          150           34           24            56
   Units Redeemed                  (131)        (406)         (28)      (1,146)        (222)         (54)         (171)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2003       4,969        9,049          317        4,045          921          538         6,691
                            ===========  ===========  ===========  ===========  ===========  ===========   ===========


                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) The realized gain (loss) on the sale of fund shares and the change in unrealized appreciation (depreciation) for each sub-account during the years ended December 31, 2003, 2002, and 2001 follows:

                                                                            Realized Gain (Loss)
                                                               ---------------------------------------------
                                                                    Aggregate      Aggregate Cost
                                                       Year or Proceeds from Sales of Fund Shares  Realized
                                                       Period    of Fund Shares       Redeemed    Gain (Loss)
                                                       ------- ------------------- -------------- -----------

Met Investors Lord Abbett Growth & Income Portfolio     2003       $  279,360        $  292,290    $ (12,930)
                                                        2002          267,734           274,603       (6,869)
                                                        2001          184,381           173,810       10,571

Met Investors Lord Abbett Bond Debenture Portfolio      2003          247,665           257,072       (9,407)
                                                        2002           38,948            46,509       (7,561)
                                                        2001           13,823            14,402         (579)

Met Investors Lord Abbett Developing Growth Portfolio   2003          288,067           436,149     (148,082)
                                                        2002           35,100            47,075      (11,975)
                                                        2001           37,454            44,727       (7,273)

Met Investors Large Cap Research Portfolio              2003                -                 -            -
                                                        2002                -                 -            -
                                                        2001          654,779           582,759       72,020

Met Investors Lord Abbett Growth Opportunity Portfolio  2003           48,301            42,082        6,219
                                                        2002                -                 -            -
                                                        2001                -                 -            -

Met Investors Lord Abbett Mid-Cap Value Portfolio       2003           14,787            12,793        1,994
                                                        2002           89,406            71,768       17,638
                                                        2001          159,738           118,186       41,552

Met Investors JP Morgan Enhanced Index Portfolio        2003          675,924         1,096,145     (420,221)
                                                        2002           71,984           101,832      (29,848)
                                                        2001          101,501           123,542      (22,041)

Met Investors JP Morgan International Equity Portfolio  2003          138,642           258,010     (119,368)
                                                        2002            8,622            13,700       (5,078)
                                                        2001            4,194             5,704       (1,510)

Met Investors JP Morgan Quality Bond Portfolio          2003            9,677             8,881          796
                                                        2002            6,428             5,950          478
                                                        2001           13,335            12,699          636

Met Investors JP Morgan Select Equity Portfolio         2003           15,409            21,730       (6,321)
                                                        2002           62,500            95,472      (32,972)
                                                        2001           82,098            96,664      (14,566)

Met Investors JP Morgan Small Cap Stock Portfolio       2003           10,903            13,679       (2,776)
                                                        2002            8,237            10,560       (2,323)
                                                        2001           72,677            82,695      (10,018)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                                              Realized Gain (Loss)
                                                                 ---------------------------------------------
                                                                      Aggregate      Aggregate Cost
                                                         Year or Proceeds from Sales of Fund Shares  Realized
                                                         Period    of Fund Shares       Redeemed    Gain (Loss)
                                                         ------- ------------------- -------------- -----------

Met Investors Met/Putnam Research Portfolio               2003       $   47,597        $   48,106    $    (509)
                                                          2002              369               354           15
                                                          2001                -                 -            -

Met Investors Oppenheimer Capital Appreciation Portfolio  2003            5,368             4,684          684
                                                          2002              148               139            9
                                                          2001                -                 -            -

Met Investors PIMCO Inflation Protected Bond Portfolio A  2003              809               807            2
                                                          2002                -                 -            -
                                                          2001                -                 -            -

Met Investors PIMCO Money Market Portfolio                2003        6,252,877         6,252,877            -
                                                          2002        1,023,627         1,023,627            -
                                                          2001                -                 -            -

Met Investors Janus Aggressive Growth Portfolio           2003            4,681             4,324          357
                                                          2002              150               153           (3)
                                                          2001                -                 -            -

Met Investors PIMCO Total Return Bond Portfolio           2003          518,516           514,598        3,918
                                                          2002              509               506            3
                                                          2001                -                 -            -

Met Investors PIMCO Innovation Portfolio                  2003            2,319             2,213          106
                                                          2002                5                 6           (1)
                                                          2001                -                 -            -

Met Investors T Rowe Price Mid Cap Growth Portfolio       2003            3,386             3,000          386
                                                          2002              178               180           (2)
                                                          2001                -                 -            -

Met Investors MFS Research International Portfolio        2003           25,427            22,808        2,619
                                                          2002              360               356            4
                                                          2001                -                 -            -

Met Investors AIM Small Cap Growth Portfolio              2003            7,687             6,555        1,132
                                                          2002              182               181            1
                                                          2001                -                 -            -

Met Investors AIM Mid Cap Core Equity Portfolio           2003            5,942             5,125          817
                                                          2002               80                81           (1)
                                                          2001                -                 -            -

Met Investors Harris Oakmark International Portfolio      2003            6,714             5,741          973
                                                          2002               86                89           (3)
                                                          2001                -                 -            -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                                          Realized Gain (Loss)
                                                             ---------------------------------------------
                                                                  Aggregate      Aggregate Cost
                                                     Year or Proceeds from Sales of Fund Shares  Realized
                                                     Period    of Fund Shares       Redeemed    Gain (Loss)
                                                     ------- ------------------- -------------- -----------

Met Investors Third Avenue Small Cap Value Portfolio  2003       $    4,477        $    3,988    $     489
                                                      2002                5                 5            -
                                                      2001                -                 -            -

GACC Money Market Fund                                2003          188,956           190,461       (1,505)
                                                      2002           83,455            84,104         (649)
                                                      2001          837,837           855,636      (17,799)

Russell Multi-Style Equity Fund                       2003               69               104          (35)
                                                      2002                -                 -            -
                                                      2001                -                 -            -

Russell Aggressive Equity Fund                        2003               96               108          (12)
                                                      2002                -                 -            -
                                                      2001                -                 -            -

Russell Non-US Fund                                   2003               70               106          (36)
                                                      2002                -                 -            -
                                                      2001                -                 -            -

Russell Core Bond Fund                                2003              130               120           10
                                                      2002                -                 -            -
                                                      2001                -                 -            -

Russell Real Estate Securities Fund                   2003              158               123           35
                                                      2002                -                 -            -
                                                      2001                -                 -            -

AIM Premier Equity Fund                               2003            6,744            10,947       (4,203)
                                                      2002           20,977            32,320      (11,343)
                                                      2001           26,291            37,081      (10,790)

AIM Capital Appreciation Fund                         2003           19,886            34,470      (14,584)
                                                      2002           17,093            29,450      (12,357)
                                                      2001           29,127            38,961       (9,834)

AIM International Growth Fund                         2003              692               985         (293)
                                                      2002            1,811             2,528         (717)
                                                      2001            1,619             1,994         (375)

Alliance Premier Growth Portfolio                     2003            7,795            14,034       (6,239)
                                                      2002            4,769             8,039       (3,270)
                                                      2001            3,971             5,602       (1,631)

Alliance Bernstein Real Estate Investment Portfolio   2003            2,578             2,250          328
                                                      2002            2,875             2,416          459
                                                      2001            2,193             2,017          176

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                                 Realized Gain (Loss)
                                                    ---------------------------------------------
                                                         Aggregate      Aggregate Cost
                                            Year or Proceeds from Sales of Fund Shares  Realized
                                            Period    of Fund Shares       Redeemed    Gain (Loss)
                                            ------- ------------------- -------------- -----------

Liberty Newport Tiger Fund, Variable Series  2003       $       78        $      109    $     (31)
                                             2002            1,203             1,854         (651)
                                             2001              581               797         (216)

Goldman Sachs Growth & Income Fund           2003              121               150          (29)
                                             2002            2,343             2,996         (653)
                                             2001            1,439             1,708         (269)

Goldman Sachs International Equity Fund      2003              156               164           (8)
                                             2002               61                76          (15)
                                             2001               79                96          (17)

Goldman Sachs Global Income Fund             2003                -                 -            -
                                             2002           10,283            10,522         (239)
                                             2001              823               824           (1)

Goldman Sachs Internet Tollkeeper Fund       2003                -                 -            -
                                             2002              154               212          (58)
                                             2001               74               107          (33)

Scudder II Small Cap Growth Portfolio        2003              753             1,929       (1,176)
                                             2002            1,088             2,608       (1,520)
                                             2001              702             1,181         (479)

Scudder II Dreman Small Cap Value Portfolio  2003              158               122           36
                                             2002            1,349             1,063          286
                                             2001            1,263             1,091          172

Scudder II Government Securities Portfolio   2003              132               127            5
                                             2002                -                 -            -
                                             2001                4                 4            -

MFS Research Series                          2003            4,184             4,985         (801)
                                             2002            7,955            11,002       (3,047)
                                             2001            3,456             4,466       (1,010)

MFS Emerging Growth Series                   2003              339               506         (167)
                                             2002            1,183             2,146         (963)
                                             2001              824             1,244         (420)

MFS High Income Series                       2003              718               700           18
                                             2002            1,257             1,502         (245)
                                             2001              951             1,051         (100)

MFS Strategic Income Series                  2003           14,135            13,391          744
                                             2002              758               738           20
                                             2001               51                49            2

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                                  Realized Gain (Loss)
                                                     ---------------------------------------------
                                                          Aggregate      Aggregate Cost
                                             Year or Proceeds from Sales of Fund Shares  Realized
                                             Period    of Fund Shares       Redeemed    Gain (Loss)
                                             ------- ------------------- -------------- -----------

MFS Investors Trust Series                    2003       $    5,811        $    7,197    $  (1,386)
                                              2002            5,535             7,136       (1,601)
                                              2001            3,443             4,019         (576)

MFS New Discovery Series                      2003               96               106          (10)
                                              2002               26                34           (8)
                                              2001               28                35           (7)

MetLife Davis Venture Value A                 2003           19,403            17,618        1,785
                                              2002              645               611           34
                                              2001                -                 -            -

MetLife Harris Oakmark Focused Value          2003           16,795            15,568        1,227
                                              2002              148               139            9
                                              2001                -                 -            -

MetLife Jennison Growth                       2003            5,766             5,243          523
                                              2002                5                 5            -
                                              2001                -                 -            -

MetLife Met Stock Index Portfolio             2003          711,880           678,586       33,294
                                              2002            5,027             5,401         (374)
                                              2001                -                 -            -

MetLife SSR Money Market Portfolio            2003          190,286           190,284            2
                                              2002                -                 -            -
                                              2001                -                 -            -

Oppenheimer Capital Appreciation Fund         2003            1,831             1,727          104
                                              2002              125               139          (14)
                                              2001               16                20           (4)

Oppenheimer Main Street Growth & Income Fund  2003               77                80           (3)
                                              2002               12                15           (3)
                                              2001               99               108           (9)

Oppenheimer High Income Fund                  2003              110               127          (17)
                                              2002                -                 -            -
                                              2001                -                 -            -

Oppenheimer Bond Fund                         2003            3,396             3,226          170
                                              2002              572               569            3
                                              2001              435               415           20

Oppenheimer Strategic Bond Fund               2003              125               123            2
                                              2002                -                 -            -
                                              2001                -                 -            -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                                         Realized Gain (Loss)
                                                            ---------------------------------------------
                                                                 Aggregate      Aggregate Cost
                                                    Year or Proceeds from Sales of Fund Shares  Realized
                                                    Period    of Fund Shares       Redeemed    Gain (Loss)
                                                    ------- ------------------- -------------- -----------

Putnam Growth & Income Fund                          2003       $    9,264        $   10,715    $  (1,451)
                                                     2002            7,750             9,088       (1,338)
                                                     2001            6,119             6,104           15

Putnam New Value Fund                                2003              121               111           10
                                                     2002                -                 -            -
                                                     2001                -                 -            -

Putnam Vista Fund                                    2003            2,506             4,395       (1,889)
                                                     2002              461               939         (478)
                                                     2001              621             1,010         (389)

Putnam International Growth Fund                     2003              458               696         (238)
                                                     2002              611               917         (306)
                                                     2001              347               455         (108)

Putnam International New Opportunities Fund          2003            1,918             4,392       (2,474)
                                                     2002              340               726         (386)
                                                     2001              377               683         (306)

Templeton Global Income Securities Fund              2003            1,908             1,520          388
                                                     2002            1,444             1,349           95
                                                     2001            1,111             1,125          (14)

Templeton Franklin Small Cap Fund                    2003            3,281             5,072       (1,791)
                                                     2002            2,266             3,403       (1,137)
                                                     2001            2,372             3,096         (724)

Templeton Growth Securities Fund                     2003              274               295          (21)
                                                     2002           24,632            23,508        1,124
                                                     2001            1,615             1,660          (45)

Templeton Foreign Securities Fund                    2003            8,907            13,686       (4,779)
                                                     2002           12,552            20,284       (7,732)
                                                     2001            1,808             2,240         (432)

Templeton Developing Markets Securities Fund         2003            1,789             2,150         (361)
                                                     2002            1,042             1,295         (253)
                                                     2001              379               482         (103)

Templeton Mutual Shares Securities Fund              2003              697               695            2
                                                     2002              687               690           (3)
                                                     2001            2,596             2,308          288

Templeton Franklin Large Cap Growth Securities Fund  2003            1,661             2,741       (1,080)
                                                     2002            1,665             2,777       (1,112)
                                                     2001            1,884             2,385         (501)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                                  Unrealized Appreciation (Depreciation)
                                                               --------------------------------------------
                                                                Appreciation     Appreciation
                                                       Year or (Depreciation)   (Depreciation)
                                                       Period  End of Period  Beginning of Period   Change
                                                       ------- -------------- ------------------- ---------

Met Investors Lord Abbett Growth & Income Portfolio     2003     $ 476,759         $(483,778)     $ 960,537
                                                        2002      (483,778)          176,068       (659,846)
                                                        2001       176,068           364,970       (188,902)

Met Investors Lord Abbett Bond Debenture Portfolio      2003        36,678           (55,429)        92,107
                                                        2002       (55,429)          (29,483)       (25,946)
                                                        2001       (29,483)          (13,564)       (15,919)

Met Investors Lord Abbett Developing Growth Portfolio   2003             -          (150,396)       150,396
                                                        2002      (150,396)          (39,193)      (111,203)
                                                        2001       (39,193)          (12,271)       (26,922)

Met Investors Large Cap Research Portfolio              2003             -                 -              -
                                                        2002             -                 -              -
                                                        2001             -            97,284        (97,284)

Met Investors Lord Abbett Growth Opportunity Portfolio  2003        74,807                 -         74,807
                                                        2002             -                 -              -
                                                        2001             -                 -              -

Met Investors Lord Abbett Mid-Cap Value Portfolio       2003       134,889            40,121         94,768
                                                        2002        40,121           123,294        (83,173)
                                                        2001       123,294           171,232        (47,938)

Met Investors JP Morgan Enhanced Index Portfolio        2003             -          (429,475)       429,475
                                                        2002      (429,475)         (224,843)      (204,632)
                                                        2001      (224,843)         (109,732)      (115,111)

Met Investors JP Morgan International Equity Portfolio  2003             -          (112,802)       112,802
                                                        2002      (112,802)          (89,400)       (23,402)
                                                        2001       (89,400)          (21,978)       (67,422)

Met Investors JP Morgan Quality Bond Portfolio          2003        15,921            17,014         (1,093)
                                                        2002        17,014             9,137          7,877
                                                        2001         9,137             6,114          3,023

Met Investors JP Morgan Select Equity Portfolio         2003      (135,811)         (311,320)       175,509
                                                        2002      (311,320)         (142,088)      (169,232)
                                                        2001      (142,088)          (79,918)       (62,170)

Met Investors JP Morgan Small Cap Stock Portfolio       2003       (16,380)          (66,394)        50,014
                                                        2002       (66,394)          (21,816)       (44,578)
                                                        2001       (21,816)           35,255        (57,071)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                                    Unrealized Appreciation (Depreciation)
                                                                 --------------------------------------------
                                                                  Appreciation     Appreciation
                                                         Year or (Depreciation)   (Depreciation)
                                                         Period  End of Period  Beginning of Period   Change
                                                         ------- -------------- ------------------- ---------

Met Investors Met/Putnam Research Portfolio               2003     $  23,312         $     255      $  23,057
                                                          2002           255                 -            255
                                                          2001             -                 -              -

Met Investors Oppenheimer Capital Appreciation Portfolio  2003        18,253               409         17,844
                                                          2002           409                 -            409
                                                          2001             -                 -              -

Met Investors PIMCO Inflation Protected Bond Portfolio A  2003          (783)                -           (783)
                                                          2002             -                 -              -
                                                          2001             -                 -              -

Met Investors PIMCO Money Market Portfolio                2003             -                 -              -
                                                          2002             -                 -              -
                                                          2001             -                 -              -

Met Investors Janus Aggressive Growth Portfolio           2003        21,990               (71)        22,061
                                                          2002           (71)                -            (71)
                                                          2001             -                 -              -

Met Investors PIMCO Total Return Bond Portfolio           2003        (1,211)              698         (1,909)
                                                          2002           698                 -            698
                                                          2001             -                 -              -

Met Investors PIMCO Innovation Portfolio                  2003         1,344              (114)         1,458
                                                          2002          (114)                -           (114)
                                                          2001             -                 -              -

Met Investors T Rowe Price Mid Cap Growth Portfolio       2003        40,580               (46)        40,626
                                                          2002           (46)                -            (46)
                                                          2001             -                 -              -

Met Investors MFS Research International Portfolio        2003        95,145               657         94,488
                                                          2002           657                 -            657
                                                          2001             -                 -              -

Met Investors AIM Small Cap Growth Portfolio              2003        29,875               (19)        29,894
                                                          2002           (19)                -            (19)
                                                          2001             -                 -              -

Met Investors AIM Mid Cap Core Equity Portfolio           2003        27,302               (18)        27,320
                                                          2002           (18)                -            (18)
                                                          2001             -                 -              -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                                Unrealized Appreciation (Depreciation)
                                                             --------------------------------------------
                                                              Appreciation     Appreciation
                                                     Year or (Depreciation)   (Depreciation)
                                                     Period  End of Period  Beginning of Period   Change
                                                     ------- -------------- ------------------- ---------

Met Investors Harris Oakmark International Portfolio  2003     $  36,661         $     (26)     $  36,687
                                                      2002           (26)                -            (26)
                                                      2001             -                 -              -

Met Investors Third Avenue Small Cap Value Portfolio  2003        30,912               (21)        30,933
                                                      2002           (21)                -            (21)
                                                      2001             -                 -              -

GACC Money Market Fund                                2003             -            (1,575)         1,575
                                                      2002        (1,575)            1,808         (3,383)
                                                      2001         1,808           (31,157)        32,965

Russell Multi-Style Equity Fund                       2003             -               (43)            43
                                                      2002           (43)              (25)           (18)
                                                      2001           (25)              (11)           (14)

Russell Aggressive Equity Fund                        2003             -               (33)            33
                                                      2002           (33)              (15)           (18)
                                                      2001           (15)              (13)            (2)

Russell Non-US Fund                                   2003             -               (46)            46
                                                      2002           (46)              (35)           (11)
                                                      2001           (35)              (15)           (20)

Russell Core Bond Fund                                2003             -                 8             (8)
                                                      2002             8                 5              3
                                                      2001             5                 4              1

Russell Real Estate Securities Fund                   2003             -                11            (11)
                                                      2002            11                14             (3)
                                                      2001            14                13              1

AIM Premier Equity Fund                               2003       (46,600)          (73,951)        27,351
                                                      2002       (73,951)          (45,586)       (28,365)
                                                      2001       (45,586)          (31,186)       (14,400)

AIM Capital Appreciation Fund                         2003      (138,113)         (214,575)        76,462
                                                      2002      (214,575)         (155,619)       (58,956)
                                                      2001      (155,619)          (58,850)       (96,769)

AIM International Growth Fund                         2003        (6,307)          (13,422)         7,115
                                                      2002       (13,422)           (9,326)        (4,096)
                                                      2001        (9,326)           (2,276)        (7,050)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                               Unrealized Appreciation (Depreciation)
                                                            --------------------------------------------
                                                             Appreciation     Appreciation
                                                    Year or (Depreciation)   (Depreciation)
                                                    Period  End of Period  Beginning of Period   Change
                                                    ------- -------------- ------------------- ---------

Alliance Premier Growth Portfolio                    2003     $  (9,323)        $ (19,723)     $  10,400
                                                     2002       (19,723)          (13,592)        (6,131)
                                                     2001       (13,592)           (7,489)        (6,103)

Alliance Bernstein Real Estate Investment Portfolio  2003         4,005             1,214          2,791
                                                     2002         1,214             1,529           (315)
                                                     2001         1,529               811            718

Liberty Newport Tiger Fund, Variable Series          2003             -               (44)            44
                                                     2002           (44)             (583)           539
                                                     2001          (583)             (391)          (192)

Goldman Sachs Growth & Income Fund                   2003             -               (40)            40
                                                     2002           (40)             (516)           476
                                                     2001          (516)             (361)          (155)

Goldman Sachs International Equity Fund              2003            46               (59)           105
                                                     2002           (59)              (32)           (27)
                                                     2001           (32)              (17)           (15)

Goldman Sachs Global Income Fund                     2003             -                 -              -
                                                     2002             -              (270)           270
                                                     2001          (270)             (352)            82

Goldman Sachs Internet Tollkeeper Fund               2003             -                 -              -
                                                     2002             -               (34)            34
                                                     2001           (34)              (34)             -

Scudder II Small Cap Growth Portfolio                2003        (2,447)           (4,259)         1,812
                                                     2002        (4,259)           (4,106)          (153)
                                                     2001        (4,106)           (1,360)        (2,746)

Scudder II Dreman Small Cap Value Portfolio          2003             -                13            (13)
                                                     2002            13               301           (288)
                                                     2001           301               152            149

Scudder II Government Securities Portfolio           2003             8                22            (14)
                                                     2002            22                14              8
                                                     2001            14                 9              5

MFS Research Series                                  2003           (97)           (5,575)         5,478
                                                     2002        (5,575)           (4,648)          (927)
                                                     2001        (4,648)             (975)        (3,673)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003


(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                 Unrealized Appreciation (Depreciation)
                                              --------------------------------------------
                                               Appreciation     Appreciation
                                      Year or (Depreciation)   (Depreciation)
                                      Period  End of Period  Beginning of Period   Change
                                      ------- -------------- ------------------- ---------

MFS Emerging Growth Series             2003     $    (800)        $  (1,635)     $     835
                                       2002        (1,635)           (1,576)           (59)
                                       2001        (1,576)             (519)        (1,057)

MFS High Income Series                 2003           508               (26)           534
                                       2002           (26)             (185)           159
                                       2001          (185)             (165)           (20)

MFS Strategic Income Series            2003             -               639           (639)
                                       2002           639                 5            634
                                       2001             5                 6             (1)

MFS Investors Trust Series             2003          (173)           (5,727)         5,554
                                       2002        (5,727)           (3,253)        (2,474)
                                       2001        (3,253)             (147)        (3,106)

MFS New Discovery Series               2003             1               (59)            60
                                       2002           (59)              (19)           (40)
                                       2001           (19)              (14)            (5)

MetLife Davis Venture Value A          2003        77,876             1,921         75,955
                                       2002         1,921                 -          1,921
                                       2001             -                 -              -

MetLife Harris Oakmark Focused Value   2003        54,385               730         53,655
                                       2002           730                 -            730
                                       2001             -                 -              -

MetLife Jennison Growth                2003        29,174               (36)        29,210
                                       2002           (36)                -            (36)
                                       2001             -                 -              -

MetLife Met Stock Index Portfolio      2003        50,761           (18,985)        69,746
                                       2002       (18,985)                -        (18,985)
                                       2001             -                 -              -

MetLife SSR Money Market Portfolio     2003             -                 -              -
                                       2002             -                 -              -
                                       2001             -                 -              -

Oppenheimer Capital Appreciation Fund  2003         3,281              (144)         3,425
                                       2002          (144)              (39)          (105)
                                       2001           (39)              (11)           (28)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                        Unrealized Appreciation (Depreciation)
                                                     --------------------------------------------
                                                      Appreciation     Appreciation
                                             Year or (Depreciation)   (Depreciation)
                                             Period  End of Period  Beginning of Period   Change
                                             ------- -------------- ------------------- ---------

Oppenheimer Main Street Growth & Income Fund  2003     $      66         $    (123)     $     189
                                              2002          (123)              (28)           (95)
                                              2001           (28)              (10)           (18)

Oppenheimer High Income Fund                  2003             -               (23)            23
                                              2002           (23)              (10)           (13)
                                              2001           (10)               (2)            (8)

Oppenheimer Bond Fund                         2003           591               657            (66)
                                              2002           657               494            163
                                              2001           494               519            (25)

Oppenheimer Strategic Bond Fund               2003             -                 -              -
                                              2002             -                 1             (1)
                                              2001             1                 2             (1)

Putnam Growth & Income Fund                   2003         2,986            (7,555)        10,541
                                              2002        (7,555)             (937)        (6,618)
                                              2001          (937)            2,354         (3,291)

Putnam New Value Fund                         2003             -                (4)             4
                                              2002            (4)               19            (23)
                                              2001            19                20             (1)

Putnam Vista Fund                             2003        (5,826)          (12,420)         6,594
                                              2002       (12,420)           (8,919)        (3,501)
                                              2001        (8,919)           (2,351)        (6,568)

Putnam International Growth Fund              2003        (1,997)           (3,933)         1,936
                                              2002        (3,933)           (2,887)        (1,046)
                                              2001        (2,887)             (429)        (2,458)

Putnam International New Opportunities Fund   2003        (4,844)           (9,031)         4,187
                                              2002        (9,031)           (8,181)          (850)
                                              2001        (8,181)           (4,874)        (3,307)

Templeton Global Income Securities Fund       2003        20,060            11,136          8,924
                                              2002        11,136                53         11,083
                                              2001            53               162           (109)

Templeton Franklin Small Cap Fund             2003       (25,429)          (52,077)        26,648
                                              2002       (52,077)          (25,818)       (26,259)
                                              2001       (25,818)          (12,409)       (13,409)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2003

(7) REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION), CONTINUED

                                                               Unrealized Appreciation (Depreciation)
                                                            --------------------------------------------
                                                             Appreciation     Appreciation
                                                    Year or (Depreciation)   (Depreciation)
                                                    Period  End of Period  Beginning of Period   Change
                                                    ------- -------------- ------------------- ---------

Templeton Growth Securities Fund                     2003     $     241         $    (746)     $     987
                                                     2002          (746)              715         (1,461)
                                                     2001           715                 5            710

Templeton Foreign Securities Fund                    2003        (9,648)          (23,732)        14,084
                                                     2002       (23,732)          (21,969)        (1,763)
                                                     2001       (21,969)             (519)       (21,450)

Templeton Developing Markets Securities Fund         2003         1,580            (2,382)         3,962
                                                     2002        (2,382)           (2,521)           139
                                                     2001        (2,521)           (1,747)          (774)

Templeton Mutual Shares Securities Fund              2003           907              (475)         1,382
                                                     2002          (475)              533         (1,008)
                                                     2001           533               844           (311)

Templeton Franklin Large Cap Growth Securities Fund  2003       (33,412)          (50,263)        16,851
                                                     2002       (50,263)          (32,562)       (17,701)
                                                     2001       (32,562)           (3,436)       (29,126)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account One.


                                                                   As of December 31, 2003    For the Year Ended December 31, 2003
                                                                ----------------------------- -----------------------------------
                                                                           Unit    Net Assets  Investment     Expense     Total
                                                                 Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                                ------- ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio           235,476 $14.471185   $3,408       0.96%        0.00%      31.06%
  Met Investors Lord Abbett Bond Debenture Portfolio             30,164  13.220863      398       2.15%        0.00%      19.52%
  (b) Met Investors Lord Abbett Growth Opportunity Portfolio     24,440  13.064972      320       0.00%        0.00%      30.65%
  Met Investors Lord Abbett Mid-Cap Value Portfolio              26,063  19.136308      499       0.69%        0.00%      26.16%
  Met Investors JP Morgan Quality Bond Portfolio                 16,065  14.258307      229       4.02%        0.00%       3.99%
  Met Investors JP Morgan Select Equity Portfolio                61,917  11.022596      682       0.63%        0.00%      33.50%
  Met Investors JP Morgan Small Cap Stock Portfolio              19,332  10.699313      207       0.00%        0.00%      28.73%
  Met Investors MFS Research International Portfolio             12,856  13.407735      172       1.01%        0.00%      34.08%
  AIM Premier Equity Fund                                        11,758   7.665224       90       0.32%        0.00%      25.08%
  AIM Capital Appreciation Fund                                  27,170   9.325373      254       0.00%        0.00%      29.52%
  AIM International Growth Fund                                   4,576   6.664165       31       0.56%        0.00%      29.06%
  (b) MetLife SSR Money Market Portfolio                         18,268  10.051027      184       0.46%        0.00%       0.51%
  Templeton Global Income Securities Fund                         4,969  16.042662       80       7.68%        0.00%      22.72%
  Templeton Franklin Small Cap Fund                               9,049   9.884558       89       0.00%        0.00%      37.61%
  Templeton Growth Securities Fund                                  317  12.686519        4       1.73%        0.00%      32.62%
  Templeton Foreign Securities Fund                               2,378   9.650277       23       2.00%        0.00%      32.55%
  Templeton Franklin Large Cap Growth Securities Fund             6,691  11.290621       76       0.75%        0.00%      27.14%

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio            79,535 $11.333608   $  901       0.96%        0.55%      30.34%
  Met Investors Lord Abbett Bond Debenture Portfolio             24,887  12.120200      302       2.15%        0.55%      18.86%
  (b) Met Investors Lord Abbett Growth Opportunity Portfolio      1,519   7.546263       11       0.00%        0.55%      30.16%
  Met Investors Lord Abbett Mid-Cap Value Portfolio                 981  16.237276       16       0.69%        0.55%      25.47%
  Met Investors JP Morgan Quality Bond Portfolio                    656  13.012982        9       4.02%        0.55%       3.42%
  Met Investors JP Morgan Select Equity Portfolio                     -   8.548771        -       0.63%        0.55%      32.77%
  Met Investors JP Morgan Small Cap Stock Portfolio                  11   8.426898        -       0.00%        0.55%      28.02%
  Met Investors Met/Putnam Research Portfolio                    13,172  10.125178      133       0.05%        0.55%      23.93%
  Met Investors Oppenheimer Capital Appreciation Portfolio       12,228  10.143855      124       0.00%        0.55%      28.04%
  (c) Met Investors PIMCO Inflation Protected Bond Portfolio A    7,661  10.506744       80       1.76%        0.55%       5.07%
  Met Investors PIMCO Money Market Portfolio                    274,220  10.081346    2,765       0.65%        0.55%       0.13%
  Met Investors Janus Aggressive Growth Portfolio                20,487   9.561261      196       0.00%        0.55%      30.20%



    (b) For the period from April 25, 2003 to December 31, 2003.
    (c) For the period from May 1, 2003 to December 31, 2003.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                               As of December 31, 2003    For the Year Ended December 31, 2003
                                                             ---------------------------- -----------------------------------
                                                                       Unit    Net Assets  Investment     Expense     Total
                                                             Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                             ------ ---------- ---------- -------------   -------   ---------
Flexible premium variable universal life (FPVUL), continued:
  Met Investors PIMCO Total Return Bond Portfolio            39,959 $11.223416    $448        2.08%        0.55%       3.95%
  Met Investors PIMCO Innovation Portfolio                    2,768   7.683996      21        0.00%        0.55%      56.98%
  Met Investors T Rowe Price Mid Cap Growth Portfolio        30,682   8.368822     257        0.00%        0.55%      36.37%
  Met Investors MFS Research International Portfolio         25,148  12.072123     304        1.01%        0.55%      31.47%
  Met Investors AIM Small Cap Growth Portfolio               19,953  10.342427     206        0.00%        0.55%      38.31%
  Met Investors AIM Mid Cap Core Equity Portfolio            15,328  11.214457     172        0.13%        0.55%      25.73%
  Met Investors Harris Oakmark International Portfolio       20,126  11.456476     231        2.25%        0.55%      34.63%
  Met Investors Third Avenue Small Cap Value Portfolio       14,552  14.131700     206        0.89%        0.55%      40.76%
  Russell Multi-Style Equity Fund                                 -   7.519445       -        1.00%        0.55%      28.15%
  Russell Aggressive Equity Fund                                  -  10.761244       -        0.00%        0.55%      44.80%
  Russell Non-US Fund                                             -   8.120053       -        0.06%        0.55%      38.03%
  Russell Core Bond Fund                                          -  13.156147       -        2.38%        0.55%       5.57%
  Russell Real Estate Securities Fund                             -  17.608576       -        4.19%        0.55%      36.46%
  AIM Premier Equity Fund                                     4,481   6.034219      27        0.32%        0.55%      24.39%
  AIM Capital Appreciation Fund                               1,512   6.187168       9        0.00%        0.55%      28.81%
  AIM International Growth Fund                                  32   6.530900       -        0.56%        0.55%      28.35%
  Alliance Premier Growth Portfolio                           4,199   5.528243      23        0.00%        0.55%      22.99%
  Alliance Bernstein Real Estate Investment Portfolio           674  17.614529      12        2.62%        0.55%      38.53%
  Liberty Newport Tiger Fund, Variable Series                     -   8.492680       -        0.00%        0.55%      44.00%
  Goldman Sachs Growth & Income Fund                              -   9.244236       -        0.00%        0.55%      23.68%
  Goldman Sachs International Equity Fund                        56   7.436396       -        4.34%        0.55%      34.75%
  Scudder II Small Cap Growth Portfolio                         471   5.223365       2        0.00%        0.55%      32.21%
  Scudder II Dreman Small Cap Value Portfolio                     -  15.200905       -        5.82%        0.55%      41.25%
  Scudder II Government Securities Portfolio                     13  12.684646       -        5.21%        0.55%       1.70%
  MFS Research Series                                         3,856   6.534061      25        0.49%        0.55%      24.02%
  MFS Emerging Growth Series                                    694   4.542425       3        0.00%        0.55%      29.51%
  MFS High Income Series                                        506  11.277300       6        5.30%        0.55%      17.31%
  MFS Strategic Income Series                                     -  12.998148       -        0.45%        0.55%       9.77%
  MFS Investors Trust Series                                  3,087   7.914230      24        0.48%        0.55%      21.48%
  MFS New Discovery Series                                       17   7.363338       -        0.00%        0.55%      32.98%
  MetLife Davis Venture Value A                              45,325  11.253209     510        0.19%        0.55%      30.15%
  MetLife Harris Oakmark Focused Value                       32,266  11.849122     382        0.06%        0.55%      31.93%
  MetLife Jennison Growth                                    19,894  12.548343     250        0.06%        0.55%      29.36%
  MetLife Stock Index Portfolio                              59,930  10.074109     604        1.43%        0.55%      27.50%
  (b) MetLife SSR Money Market Portfolio                          7  11.160517       -        0.46%        0.55%       0.13%


    (b) For the period from April 25, 2003 to December 31, 2003.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                               As of December 31, 2003   For the Year Ended December 31, 2003
                                                             --------------------------- -----------------------------------
                                                                      Unit    Net Assets  Investment     Expense     Total
                                                             Units Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                             ----- ---------- ---------- -------------   -------   ---------
Flexible premium variable universal life (FPVUL), continued:
  Oppenheimer Capital Appreciation Fund                      3,976 $ 7.442710    $30          0.09%       0.55%      30.23%
  Oppenheimer Main Street Growth & Income Fund                 122   8.203248      1          0.85%       0.55%      26.02%
  Oppenheimer High Income Fund                                   -  11.822931      -         12.43%       0.55%      23.28%
  Oppenheimer Bond Fund                                        736  13.045828     10          5.20%       0.55%       6.19%
  Oppenheimer Strategic Bond Fund                                -  13.348289      -         10.70%       0.55%      17.42%
  Putnam Growth & Income Fund                                4,540  10.401776     47          1.71%       0.55%      26.99%
  Putnam New Value Fund                                          -  13.700289      -          2.68%       0.55%      32.13%
  Putnam Vista Fund                                          3,632   5.093235     18          0.00%       0.55%      32.69%
  Putnam International Growth Fund                           1,031   7.609099      8          1.04%       0.55%      28.18%
  Putnam International New Opportunities Fund                1,317   5.395103      7          0.56%       0.55%      32.86%
  Templeton Franklin Small Cap Fund                              -   6.891773      -          0.00%       0.55%      36.85%
  Templeton Foreign Securities Fund                          1,667   9.209645     15          2.00%       0.55%      31.83%
  Templeton Developing Markets Securities Fund                 921  11.224890     10          1.41%       0.55%      52.90%
  Templeton Mutual Shares Securities Fund                      538  12.932916      7          1.18%       0.55%      24.80%

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.


                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account One.


                                                                   As of December 31, 2002    For the Year ended December 31, 2002
                                                                ----------------------------- ----------------------------------
                                                                           Unit    Net Assets  Investment     Expense     Total
                                                                 Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                                ------- ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio           194,619 $11.041953   $2,149       0.92%        0.00%     (17.95%)
  Met Investors Lord Abbett Bond Debenture Portfolio             31,437  11.061718      348       8.76%        0.00%      (0.39%)
  Met Investors Lord Abbett Developing Growth Portfolio          38,528   7.008332      270       0.00%        0.00%     (28.99%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio              26,684  15.168546      405       0.44%        0.00%      (9.31%)
  Met Investors JP Morgan Enhanced Index Portfolio               76,929   8.396483      646       0.96%        0.00%     (24.96%)
  Met Investors JP Morgan International Equity Portfolio         19,059   7.529965      144       0.00%        0.00%     (16.36%)
  Met Investors JP Morgan Quality Bond Portfolio                 16,502  13.710940      226       4.83%        0.00%       8.95%
  Met Investors JP Morgan Select Equity Portfolio                63,316   8.256791      523       0.65%        0.00%     (25.65%)
  Met Investors JP Morgan Small Cap Stock Portfolio              20,498   8.311718      170       0.09%        0.00%     (21.05%)
  GACC Money Market Fund                                         15,156  12.397577      188       3.70%        0.00%       1.64%
  AIM Premier Equity Fund                                        12,063   6.128285       74       0.33%        0.00%     (30.26%)
  AIM Capital Appreciation Fund                                  29,382   7.199995      212       0.00%        0.00%     (24.36%)
  AIM International Growth Fund                                   4,682   5.163531       24       0.57%        0.00%     (15.67%)
  Templeton Global Income Securities Fund                         5,100  13.072760       67       1.16%        0.00%      21.44%
  Templeton Franklin Small Cap Fund                               9,418   7.183156       68       0.44%        0.00%     (28.52%)
  Templeton Growth Securities Fund                                  328   9.566006        3       0.67%        0.00%     (18.32%)
  Templeton Foreign Securities Fund                               3,138   7.280394       23       1.76%        0.00%     (18.40%)
  Templeton Franklin Large Cap Growth Securities Fund             6,806   8.880736       60       0.86%        0.00%     (22.94%)

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio             5,439 $ 8.695518   $   47       0.92%        0.55%     (18.40%)
  Met Investors Lord Abbett Bond Debenture Portfolio              1,791  10.196688       18       8.76%        0.55%      (0.94%)
  Met Investors Lord Abbett Developing Growth Portfolio           2,605   5.754548       15       0.00%        0.55%     (29.38%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio               1,182  12.941522       15       0.44%        0.55%      (9.81%)
  Met Investors JP Morgan Enhanced Index Portfolio                1,756   5.817937       10       0.96%        0.55%     (25.37%)
  Met Investors JP Morgan International Equity Portfolio             24   5.699010        -       0.00%        0.55%     (16.82%)
  Met Investors JP Morgan Quality Bond Portfolio                    889  12.582457       11       4.83%        0.55%       8.36%
  Met Investors JP Morgan Select Equity Portfolio                    10   6.438972        -       0.65%        0.55%     (26.05%)
  Met Investors JP Morgan Small Cap Stock Portfolio                  16   6.582449        -       0.09%        0.55%     (21.48%)
  (d) Met Investors Met/Putnam Research Portfolio                 3,651   8.170309       30       1.97%        0.55%     (18.30%)
  (d) Met Investors Oppenheimer Capital Appreciation Portfolio      743   7.922234        6       0.19%        0.55%     (20.78%)



    (d) For the period from February 1, 2002 to December 31, 2002.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                                As of December 31, 2002    For the Year ended December 31, 2002
                                                             ----------------------------- ----------------------------------
                                                                        Unit    Net Assets  Investment     Expense     Total
                                                              Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                             ------- ---------- ---------- -------------   -------   ---------
Flexible premium variable universal life (FPVUL), continued:
  (d) Met Investors PIMCO Money Market Portfolio             107,897 $10.068475   $1,086        0.58%       0.55%       0.69%
  (d) Met Investors Janus Aggressive Growth Portfolio            180   7.343779        1        0.16%       0.55%     (26.56%)
  (d) Met Investors PIMCO Total Return Portfolio               2,618  10.797369       28        0.00%       0.55%       7.97%
  (d) Met Investors PIMCO Innovation Portfolio                   114   4.894901        1        0.00%       0.55%     (51.05%)
  (d) Met Investors T Rowe Price Mid Cap Growth Portfolio        315   6.136694        2        0.00%       0.55%     (38.63%)
  (d) Met Investors MFS Research International Portfolio       1,733   9.182232       16        0.64%       0.55%      (8.18%)
  (d) Met Investors AIM Small Cap Growth Portfolio               321   7.477512        2        0.00%       0.55%     (25.23%)
  (d) Met Investors AIM Mid Cap Core Equity Portfolio            165   8.919617        1        0.18%       0.55%     (10.80%)
  (d) Met Investors Harris Oakmark International Portfolio       163   8.509853        1        0.36%       0.55%     (14.90%)
  (e) Met Investors Third Avenue Small Cap Value Portfolio        65  10.039513        1        0.31%       0.55%       0.40%
  GACC Money Market Fund                                          33  11.124961        -        3.70%       0.55%       1.08%
  Russell Multi-Style Equity Fund                                 10   5.867561        -        0.00%       0.55%     (23.61%)
  Russell Aggressive Equity Fund                                  10   7.431857        -        0.00%       0.55%     (19.50%)
  Russell Non-US Fund                                             10   5.883026        -        1.54%       0.55%     (15.61%)
  Russell Core Bond Fund                                          10  12.461731        -        2.52%       0.55%       8.24%
  Russell Real Estate Securities Fund                             10  12.904044        -        5.34%       0.55%       3.23%
  AIM Premier Equity Fund                                      2,899   4.850885       14        0.33%       0.55%     (30.64%)
  AIM Capital Appreciation Fund                                1,092   4.803340        5        0.00%       0.55%     (24.77%)
  AIM International Growth Fund                                   31   5.088168        -        0.57%       0.55%     (16.14%)
  Alliance Premier Growth Portfolio                            5,007   4.494866       23        0.00%       0.55%     (31.03%)
  Alliance Bernstein Real Estate Investment Portfolio            850  12.714957       11        2.62%       0.55%       2.04%
  Liberty Newport Tiger Fund, Variable Series                     10   5.897689        -        0.14%       0.55%     (17.42%)
  Goldman Sachs Growth and Income Fund                            10   7.474412        -        0.14%       0.55%     (11.83%)
  Goldman Sachs International Equity Fund                         46   5.518767        -        1.46%       0.55%     (18.78%)
  Scudder II Small Cap Growth Portfolio                          647   3.950673        3        0.00%       0.55%     (33.83%)
  Scudder II Dreman Small Cap Value Portfolio                     10  10.761601        -        0.61%       0.55%     (11.84%)
  Scudder II Government Securities Portfolio                      18  12.473046        -        3.23%       0.55%       7.46%
  MFS Research Series                                          2,810   5.268477       15        0.20%       0.55%     (24.95%)
  MFS Emerging Growth Series                                     526   3.507305        2        0.00%       0.55%     (34.12%)
  MFS High Income Series                                          15   9.613187        -       10.34%       0.55%       2.00%
  MFS Strategic Income Series                                    831  11.840793       10        0.07%       0.55%       7.81%
  MFS Investors Trust Series                                   2,572   6.514980       17        0.46%       0.55%     (21.40%)
  MFS New Discovery Series                                        18   5.536998        -        0.00%       0.55%     (32.01%)
  (d) MetLife Davis Venture Value A                            2,871   8.646262       25        0.02%       0.55%     (13.54%)
  (d) MetLife Harris Oakmark Focused Value                       760   8.981463        7        0.00%       0.55%     (10.19%)


    (d) For the period from February 1, 2002 to December 31, 2002.
    (e) For the period from August 1, 2002 to December 31, 2002.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                               As of December 31, 2002    For the Year ended December 31, 2002
                                                             ---------------------------- ----------------------------------
                                                                       Unit    Net Assets  Investment     Expense     Total
                                                             Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                             ------ ---------- ---------- -------------   -------   ---------
Flexible premium variable universal life (FPVUL), continued:
  (e) MetLife Jennison Growth                                    66 $ 9.700283    $  1         0.00%       0.55%      (3.00%)
  (d) MetLife Stock Index Portfolio                          27,658   7.901342     219         0.00%       0.55%     (20.99%)
  Oppenheimer Capital Appreciation Fund                         366   5.715231       2         0.22%       0.55%     (27.26%)
  Oppenheimer Main Street Growth & Income Fund                   87   6.509266       1         0.66%       0.55%     (19.24%)
  Oppenheimer High Income Fund                                   10   9.590442       -        10.42%       0.55%      (2.93%)
  Oppenheimer Bond Fund                                       1,006  12.284930      12         7.32%       0.55%       8.48%
  Oppenheimer Strategic Bond Fund                                10  11.367600       -         8.26%       0.55%       6.85%
  Putnam Growth and Income Fund                               4,075   8.190761      33         1.56%       0.55%     (19.23%)
  Putnam New Value Fund                                          10  10.368513       -         0.88%       0.55%     (15.90%)
  Putnam Vista Fund                                           2,643   3.838546      10         0.00%       0.55%     (30.76%)
  Putnam International Growth Fund                              992   5.936235       6         1.04%       0.55%     (17.97%)
  Putnam International New Opportunities Fund                 1,792   4.060788       7         0.91%       0.55%     (13.94%)
  Templeton Franklin Small Cap Fund                              10   5.035859       -         0.44%       0.55%     (28.91%)
  Templeton Foreign Securities Fund                           1,903   6.986242      13         1.76%       0.55%     (18.85%)
  Templeton Developing Markets Securities Fund                1,109   7.341546       8         1.67%       0.55%      (0.51%)
  Templeton Mutual Shares Securities Fund                       568  10.363287       6         0.96%       0.55%     (12.05%)


     (d) For the period from February 1, 2002 to December 31, 2002.



     (e) For the period from August 1, 2002 to December 31, 2002.


     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.


                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account One.


                                                             As of December 31, 2001    For the Year ended December 31, 2001
                                                          ----------------------------- ----------------------------------
                                                                     Unit    Net Assets  Investment     Expense     Total
                                                           Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                          ------- ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio     209,047 $13.457092   $2,813       0.96%        0.00%      (5.72%)
  Met Investors Lord Abbett Bond Debenture Portfolio       34,083  11.104937      378       8.13%        0.00%       3.79%
  Met Investors Lord Abbett Developing Growth Portfolio    42,228   9.869073      417       0.00%        0.00%      (6.84%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio        28,015  16.725294      469       0.51%        0.00%       8.09%
  Met Investors JP Morgan Enhanced Index Portfolio         83,299  11.188969      932       0.84%        0.00%     (11.41%)
  Met Investors JP Morgan International Equity Portfolio   19,568   9.002765      176       1.33%        0.00%     (20.33%)
  Met Investors JP Morgan Quality Bond Portfolio           15,366  12.584203      193       4.88%        0.00%       7.05%
  Met Investors JP Morgan Select Equity Portfolio          70,317  11.104735      781       0.48%        0.00%      (6.02%)
  Met Investors JP Morgan Small Cap Stock Portfolio        20,358  10.527179      214       0.19%        0.00%      (8.45%)
  GACC Money Market Fund                                   15,726  12.197699      192       0.00%        0.00%       4.05%
  AIM Premier Equity Fund                                  13,744   8.787093      121       0.13%        0.00%     (12.56%)
  AIM Capital Appreciation Fund                            30,901   9.518189      295       0.00%        0.00%     (23.28%)
  AIM International Growth Fund                             4,723   6.123278       29       0.42%        0.00%     (23.53%)
  Templeton Global Income Securities Fund                   5,225  10.764665       56       3.34%        0.00%       2.55%
  Templeton Franklin Small Cap Fund                         9,519  10.049016       96       0.56%        0.00%     (15.02%)
  Templeton Growth Securities Fund                          2,374  11.711557       28       0.88%        0.00%      (0.98%)
  Templeton Foreign Securities Fund                         3,433   8.922589       31       3.11%        0.00%     (15.75%)
  Templeton Franklin Large Cap Growth Securities Fund       6,837  11.524553       79       0.62%        0.00%     (11.26%)

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio         809 $10.655982   $    9       0.96%        0.55%      (6.24%)
  Met Investors Lord Abbett Bond Debenture Portfolio           61  10.292989        1       8.13%        0.55%       3.21%
  Met Investors Lord Abbett Developing Growth Portfolio     2,705   8.148307       22       0.00%        0.55%      (7.35%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio         1,477  14.348495       21       0.51%        0.55%       7.50%
  Met Investors JP Morgan Enhanced Index Portfolio          1,803   7.795711       14       0.84%        0.55%     (11.90%)
  Met Investors JP Morgan International Equity Portfolio       15   6.851329        -       1.33%        0.55%     (20.77%)
  Met Investors JP Morgan Quality Bond Portfolio              916  11.612125       11       4.88%        0.55%       6.46%
  Met Investors JP Morgan Select Equity Portfolio              10   8.707766        -       0.48%        0.55%      (6.53%)
  Met Investors JP Morgan Small Cap Stock Portfolio            12   8.383044        -       0.19%        0.55%      (8.96%)
  GACC Money Market Fund                                       21  11.005974        -       0.00%        0.55%       3.47%
  Russell Multi-Style Equity Fund                              10   7.681248        -       0.00%        0.55%     (14.68%)
  Russell Aggressive Equity Fund                               10   9.232206        -       0.00%        0.55%      (2.90%)
  Russell Non-US Fund                                          10   6.971501        -       0.00%        0.55%     (22.46%)


     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS



                                                               As of December 31, 2001   For the Year ended December 31, 2001
                                                             --------------------------- ----------------------------------
                                                                      Unit    Net Assets  Investment     Expense     Total
                                                             Units Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                             ----- ---------- ---------- -------------   -------   ---------
Flexible premium variable universal life (FPVUL), continued:
  Russell Core Bond Fund                                        10 $11.512783    $ -          6.26%       0.55%       6.81%
  Russell Real Estate Securities Fund                           10  12.499952      -          5.00%       0.55%       7.24%
  AIM Premier Equity Fund                                    2,633   6.993936     18          0.13%       0.55%     (13.05%)
  AIM Capital Appreciation Fund                              1,170   6.384978      7          0.00%       0.55%     (23.70%)
  AIM International Growth Fund                                229   6.067249      1          0.42%       0.55%     (23.95%)
  Alliance Premier Growth Portfolio                          4,739   6.516693     31          0.00%       0.55%     (17.66%)
  Alliance Bernstein Real Estate Investment Portfolio        1,044  12.460950     13          3.58%       0.55%      10.18%
  Liberty Newport Tiger Fund, Variable Series                  193   7.141851      1          0.72%       0.55%     (18.93%)
  Goldman Sachs Growth and Income Fund                         306   8.476793      3          0.38%       0.55%      (9.84%)
  Goldman Sachs International Equity Fund                       27   6.795201      -          1.46%       0.55%     (22.69%)
  Goldman Sachs Global Income Fund                             922  11.099037     10          3.83%       0.55%       4.23%
  Goldman Sachs Internet Tollkeeper Fund                        33   4.313304      -          0.00%       0.55%     (34.04%)
  Scudder II Small Cap Growth Portfolio                        888   5.970422      5          0.00%       0.55%     (29.19%)
  Scudder II Dreman Small Cap Value Portfolio                  119  12.206418      1          0.00%       0.55%      17.02%
  Scudder II Government Securities Portfolio                    13  11.607298      -          3.89%       0.55%       6.90%
  MFS Research Series                                        2,131   7.020054     15          0.01%       0.55%     (21.68%)
  MFS Emerging Growth Series                                   582   5.324112      3          0.00%       0.55%     (33.85%)
  MFS High Income Series                                       146   9.424560      1          9.33%       0.55%       1.51%
  MFS Strategic Income Series                                   10  10.983060      -          3.72%       0.55%       4.17%
  MFS Investors Trust Series                                 2,176   8.288460     18          0.41%       0.55%     (16.42%)
  MFS New Discovery Series                                      13   8.143437      -          0.00%       0.55%      (5.55%)
  Oppenheimer Capital Appreciation Fund                         40   7.857105      -          0.49%       0.55%     (13.06%)
  Oppenheimer Main Street Growth & Income Fund                  42   8.060302      -          0.73%       0.55%     (10.66%)
  Oppenheimer High Income Fund                                  10   9.879940      -         10.22%       0.55%       1.41%
  Oppenheimer Bond Fund                                      1,046  11.324475     12          7.55%       0.55%       7.19%
  Oppenheimer Strategic Bond Fund                               10  10.638438      -          2.90%       0.55%       4.27%
  Putnam Growth and Income Fund                              3,545  10.141380     36          1.47%       0.55%      (6.68%)
  Putnam New Value Fund                                         10  12.329025      -          0.83%       0.55%       3.04%
  Putnam Vista Fund                                          2,191   5.543857     12          0.00%       0.55%     (33.77%)
  Putnam International Growth Fund                           1,033   7.236699      7          0.38%       0.55%     (20.85%)
  Putnam International New Opportunities Fund                1,859   4.718313      9          0.00%       0.55%     (28.91%)
  Templeton Franklin Small Cap Fund                             10   7.083955      -          0.56%       0.55%     (15.48%)
  Templeton Foreign Securities Fund                          1,974   8.609379     17          3.11%       0.55%     (16.21%)
  Templeton Developing Markets Securities Fund               1,201   7.379238      9          1.01%       0.55%      (8.59%)
  Templeton Mutual Shares Securities Fund                      606  11.782983      7          2.13%       0.55%       6.72%

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  MAY 1, 2004



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2004 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660.


                                     SAI-1

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-3
  Performance Data...................................................... SAI-3
  Illustrations......................................................... SAI-4
  Registration Statement................................................ SAI-4
  Legal Matters......................................................... SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-4
  Reports to Owners..................................................... SAI-5
  Experts............................................................... SAI-5
  Distribution.......................................................... SAI-5
  Financial Statements..................................................

                                     SAI-2

METLIFE INVESTORS


MetLife Investors Insurance Company was incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a subsidiary of MetLife, Inc., a publicly-traded company that is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company on February 12, 2001.


We are licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York, and Vermont.

THE SEPARATE ACCOUNT

We established the separate account, MetLife Investors Variable Life Account One on October 23, 1991 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge,

                                     SAI-3
which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.

ILLUSTRATIONS

We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equaled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

REGISTRATION STATEMENT

The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

LEGAL MATTERS

Legal matters in connection with the Policies have been passed on by Richard C. Pearson, General Counsel of MetLife Investors Insurance Company. Sutherland Asbill & Brennan LLP of Washington, DC has provided legal advice on certain matters relating to the Federal securities laws.

MISSTATEMENT OF AGE OR SEX CORRECTIONS

If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Depending on the state where your Policy was issued, additional provisions regarding suicide may apply. Please refer to your Policy.

                                     SAI-4

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.

EXPERTS


The consolidated financial statements of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for goodwill and other intangibles to conform to Statement of Financial Accounting Standards No. 142), and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.



Marian Zeldin, FSA, MAAA, Vice President and Actuary of MetLife has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.


DISTRIBUTION




Information about the distribution of the Policies is contained in the prospectus. (See "Other Information - Distribution.") Additional information is provided below.



The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Delaware corporation and its home office is located at 22 Corporate Plaza Drive, Newport Beach, California 92660. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.



Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:



                    AGGREGATE AMOUNT OF AGGREGATE AMOUNT OF COMMISSIONS
                    COMMISSIONS PAID TO  RETAINED BY DISTRIBUTOR AFTER
        FISCAL YEAR     DISTRIBUTOR        PAYMENTS TO SELLING FIRMS
        ----------- ------------------- -------------------------------
           2003....     $2,048,178                    $0
           2002....     $  538,206                    $0
           2001....     $  101,625                    $0



Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.





                                     SAI-5

      Independent Auditors' Report

      To the Board of Directors and Stockholder of MetLife Investors Insurance Company:

      We have audited the accompanying consolidated balance sheets of MetLife Investors Insurance Company and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of MetLife Investors Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 1 to the consolidated financial statements, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142.

      /s/DELOITTE & TOUCHE LLP

      Tampa, Florida
      April 12, 2004

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                             CONSOLIDATED BALANCE SHEETS
                             DECEMBER 31, 2003 and 2002
               (Dollars in thousands, except share and per share data)

                                                                                    2003       2002
                                                                                 ---------- ----------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value (amortized cost: $ 2,307,598
   and $1,818,748, respectively)                                                 $2,373,214 $1,859,229
 Equity securities, at fair value (cost: $1,141 and $1,178, respectively)             1,228      1,178
 Mortgage loans on real estate                                                      222,500    269,911
 Policy loans                                                                        28,680     28,221
 Real estate joint ventures held-for-investment                                       4,834      4,427
 Other limited partnership interests                                                  2,270      2,017
 Short-term investments                                                             225,665    129,142
 Other invested assets                                                               16,993          -
                                                                                 ---------- ----------
   Total investments                                                              2,875,384  2,294,125
Cash and cash equivalents                                                           149,106    232,773
Accrued investment income                                                            28,168     25,488
Premiums and other receivables                                                      885,435    671,521
Deferred policy acquisition costs                                                   508,437    416,361
Other assets                                                                         95,264     65,636
Separate account assets                                                           5,093,170  2,876,807
                                                                                 ---------- ----------
   Total assets                                                                  $9,634,964 $6,582,711
                                                                                 ========== ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                                          $   89,843 $   87,078
 Policyholder account balances                                                    3,450,348  3,080,448
 Other policyholder funds                                                             5,802      6,357
 Current income taxes payable                                                         2,934          -
 Deferred income taxes payable                                                        6,570     11,396
 Payables under securities loaned transactions                                      387,369          -
 Other liabilities                                                                   45,693     36,674
 Separate account liabilities                                                     5,093,170  2,876,807
                                                                                 ---------- ----------
   Total liabilities                                                              9,081,729  6,098,760
                                                                                 ---------- ----------

Stockholder's Equity:
Common stock, par value $2 per share; 5,000,000 shares authorized;
  2,899,446 shares issued and outstanding                                             5,799      5,799
Additional paid-in capital                                                          486,954    430,954
Retained earnings                                                                    39,245     39,868
Accumulated other comprehensive income                                               21,237      7,330
                                                                                 ---------- ----------
   Total stockholder's equity                                                       553,235    483,951
                                                                                 ---------- ----------
   Total liabilities and stockholder's equity                                    $9,634,964 $6,582,711
                                                                                 ========== ==========


            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                               (Dollars in thousands)

                                                                        2003      2002     2001
                                                                      --------  -------- --------
REVENUES
Premiums                                                              $  7,367  $ 22,630 $ 12,185
Universal life and investment-type product policy fees                  78,502    45,743   45,354
Net investment income                                                  143,295   163,648  173,872
Other revenues                                                          65,150    40,878    2,978
Net investment gains (losses) (net of amounts allocable from deferred
  acquisition costs of $(5,416), $2,639 and $2,775, respectively)      (19,471)    8,433    1,367
                                                                      --------  -------- --------
   Total revenues                                                      274,843   281,332  235,756
                                                                      --------  -------- --------

EXPENSES
Policyholder benefits and claims                                        22,434    36,090   20,703
Interest credited to policyholder account balances                     171,065   148,673  122,081
Other expenses (excludes amounts directly related to net investment
  gains (losses) of $(5,416), $2,639 and $2,775, respectively)          85,482    58,746   70,528
                                                                      --------  -------- --------
   Total expenses                                                      278,981   243,509  213,312
                                                                      --------  -------- --------

Income (loss) before provision (benefit) for income taxes               (4,138)   37,823   22,444
Provision for income tax (benefit) expense                              (3,515)   11,175    7,294
                                                                      --------  -------- --------
Net income (loss)                                                     $   (623) $ 26,648 $ 15,150
                                                                      ========  ======== ========



            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY FOR THE YEARS ENDED
                          DECEMBER 31, 2003, 2002 AND 2001
                               (Dollars in thousands)

                                                                              Retained    Accumulated
                                                                 Additional   Earnings       Other
                                                          Common  Paid-in   (Accumulated Comprehensive
                                                          Stock   Capital     Deficit)   Income (Loss)   Total
                                                          ------ ---------- ------------ ------------- --------
Balance at December 31, 2000                              $5,799  $345,954    $(1,930)      $ 7,091    $356,914
 Capital contribution                                               85,000                               85,000
Comprehensive income:
 Net income                                                                    15,150                    15,150
 Other comprehensive losses:
   Unrealized investment losses, net of related offsets,
     reclassification adjustments and income taxes                                           (1,637)     (1,637)
                                                                                                       --------
 Comprehensive income                                                                                    13,513
                                                          -----------------------------------------------------
Balance at December 31, 2001                               5,799   430,954     13,220         5,454     455,427
Comprehensive income:
 Net income                                                                    26,648                    26,648
 Other comprehensive income:
   Unrealized investment gains, net of related offsets,
     reclassification adjustments and income taxes                                            1,876       1,876
                                                                                                       --------
 Comprehensive income                                                                                    28,524
                                                          -----------------------------------------------------
Balance at December 31, 2002                               5,799   430,954     39,868         7,330     483,951
 Capital contribution                                               56,000                               56,000
Comprehensive income:
 Net loss                                                                        (623)                     (623)
 Other comprehensive income:
   Unrealized investment gains, net of related offsets,
     reclassification adjustments and income taxes                                           13,907      13,907
                                                                                                       --------
 Comprehensive income                                                                                    13,284
                                                          -----------------------------------------------------
Balance at December 31, 2003                              $5,799  $486,954    $39,245       $21,237    $553,235
                                                          =====================================================


            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                               (Dollars in thousands)

                                                                                          2003         2002        2001
                                                                                      -----------  -----------  ---------
Cash flows from operating activities
Net income (loss)                                                                     $      (623) $    26,648  $  15,150
 Adjustments to reconcile net income (loss) to net cash used in operating activities:
   Depreciation and amortization expenses                                                       -            -      1,771
   Amortization of premiums and accretion of discounts associated with investments,
     net                                                                                    9,192       (7,178)   (14,059)
   (Gains) losses from sales of investments, net                                           24,887      (11,072)    (4,142)
   Interest credited to other policyholder account balances                               171,065      148,673    122,081
   Universal life and investment-type product policy fees                                 (78,502)     (45,743)   (45,354)
   Change in accrued investment income                                                     (2,681)        (312)     1,787
   Change in premiums and other receivables                                              (209,287)    (385,409)  (261,048)
   Change in deferred policy acquisition costs, net                                       (98,735)     (69,941)   (52,936)
   Change in insurance-related liabilities                                                  1,742       21,728      7,398
   Change in income taxes payable                                                          (9,380)      12,013      7,234
   Change in other liabilities                                                              4,053        5,418      1,279
   Other, net                                                                              46,488       30,616     42,781
                                                                                      -----------  -----------  ---------
Net cash used in operating activities                                                    (141,781)    (274,559)  (178,058)
                                                                                      -----------  -----------  ---------
Cash flows from investing activities
 Sales, maturities and repayments of:
   Fixed maturities                                                                     1,148,693    1,510,965    782,948
   Equity securities                                                                            -           98         37
   Mortgage loans on real estate                                                           48,484       54,327     40,301
   Real estate and real estate joint ventures                                                 358          243        190
 Purchases of:
   Fixed maturities                                                                    (1,671,616)  (1,580,423)  (854,418)
   Equity securities                                                                            -          (66)    (1,166)
   Mortgage loans on real estate                                                             (750)         (19)   (10,474)
   Real estate and real estate joint ventures                                                (500)      (1,050)    (3,620)
   Other limited partnership interests                                                       (333)        (170)    (1,779)
 Net change in short-term investments                                                     (96,525)    (127,785)     3,560
 Net change in policy loans                                                                  (459)        (776)       629
 Net change in payable under securities loaned transactions                               387,369            -          -
 Other, net                                                                               (14,108)          58      3,501
                                                                                      -----------  -----------  ---------
Net cash used in investing activities                                                    (199,387)    (144,598)   (40,291)
                                                                                      -----------  -----------  ---------

Cash flows from financing activities
 Policyholder account balances:
   Deposits                                                                             2,180,147    1,544,875    631,955
   Withdrawals                                                                         (1,978,646)  (1,063,452)  (417,824)
 Net change in short-term debt                                                                  -       (8,724)     8,724
 Capital contribution                                                                      56,000            -     85,000
                                                                                      -----------  -----------  ---------
Net cash provided by financing activities                                                 257,501      472,699    307,855
                                                                                      -----------  -----------  ---------
Change in cash and cash equivalents                                                       (83,667)      53,542     89,506
Cash and cash equivalents, beginning of year                                              232,773      179,231     89,725
                                                                                      -----------  -----------  ---------
Cash and cash equivalents, end of year                                                $   149,106  $   232,773  $ 179,231
                                                                                      ===========  ===========  =========
Supplemental disclosures of cash flow information:
 Cash paid (refunded) during the year:
   Interest                                                                           $       129  $       249  $     171
                                                                                      ===========  ===========  =========
   Income taxes                                                                       $     5,628  $      (603) $       -
                                                                                      ===========  ===========  =========

            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Business

      MetLife Investors Insurance Company and subsidiaries (the "Company"), a Missouri domiciled life insurance company, is a wholly owned subsidiary Cova Corporation ("Cova"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company owns 100% of the outstanding shares of two subsidiaries, First MetLife Investors Insurance Company ("FMLIIC"), a New York domiciled life insurance company and MetLife Investors Insurance Company of California ("MLIICCA"), a California domiciled life insurance company. At December 31, 2002 Cova was sold from General American Life Insurance Company ("GALIC"), a wholly owned subsidiary of GenAmerica Financial Corporation ("Gen America"), to MetLife.

      The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life, and single premium whole life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

      Basis of Presentation

      The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Missouri State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Missouri Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

      On January 6, 2000, GenAmerica and all of its holdings were acquired by Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly owned subsidiary of MetLife. The acquisition was accounted for using the purchase method of accounting. The net purchase price attributed to the Company was approximately $296,753 thousand and was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. For the purposes of financial reporting, the Company has accounted for the acquisition as if it took place on January 1, 2000.

      The excess of the net purchase price over the fair value of net assets acquired of approximately $37,324 thousand was recorded as goodwill and was being amortized on a straight-line basis over 20 years through December 31, 2001 (see "Application of Recent Accounting Pronouncements" below).

      The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The

      Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

      The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The significant accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

      Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

      Investments

      The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
      (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) unfavorable changes in forecasted cash flows on asset-backed securities; and (vii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
      (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

      The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      Derivative Financial Instruments

      The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

      The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

      On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

      The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when:
      (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

      The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133:
      (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and (v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

      The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

      When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

      The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

      If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses. The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a credit default swap and a U.S. Treasury or Agency security, synthetically creating a third replicated security. These derivatives are not designated as hedges. As of December 31, 2003 and 2002, one such RSAT, with a notional amount totaling $10,000 thousand was outstanding. The Company records both the premiums received on the credit default swap over the life of the contract and changes in its fair value in net investment gains and losses.

      Cash and Cash Equivalents

      The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

      Deferred Policy Acquisition Costs

      The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition cost ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

      The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

      DAC for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

      Goodwill

      The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002 the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

      Changes in goodwill were as follows:

                                         Years ended December 31,
                                         -----------------------
                                          2003    2002     2001
                                         ------- ------- -------
                                          (Dollars in thousands)
              Net balance at January 1   $33,592 $33,592 $35,458
              Amortization                     -       -  (1,866)
                                         ------- ------- -------
              Net balance at December 31 $33,592 $33,592 $33,592
                                         ======= ======= =======

      Future Policy Benefits

      The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

      Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

      Recognition of Insurance Revenue and Related Benefits

      Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      Other Revenues

      Other revenues include interest income from a financing agreement, asset management and advisory fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

      Income Taxes

      The Company applies the concepts of SFAS No. 109, Accounting for Income Taxes ("SFAS 109"), which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted rates in effect for the year in which the differences are expected to reverse. SFAS 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

      Reinsurance

      The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

      In the normal course of business, the Company seeks to limit its exposure to losses on large risks by ceding risks to other insurance enterprises or reinsurers. Reinsurance activities are accounted for as consistent with the terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers periodically.

      Separate Accounts

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type products fees.

      Application of Recent Accounting Pronouncements

      Effective December 31, 2003, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company's consolidated financial statements.

      In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts of approximately $1,358 thousand, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company's accounting treatment. The initial adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

      In April 2003, the Financial Accounting Standards Board ("FASB") cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives:
      Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 did not have a significant impact on the Company's consolidated financial statements.

      In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on the Company's consolidated financial statements.

      During 2003, the Company adopted FASB Interpretation ("FIN") No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's asset-backed securitizations, collateralized debt obligations, structured investment transactions, and investments in real estate joint ventures and other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated, in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions of FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

      Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements.

      Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring. The Company's activities subject to this guidance in 2003 were not significant.

      Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

      Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements.

      Effective January 1, 2002, the Company adopted SFAS 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142, was $1,866 thousand for the year ended December 31, 2001. There was no impairment of intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

      In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

      Effective April 1, 2001, the Company adopted EITF No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

      Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, had no material impact on the Company's financial statements. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

2.  INVESTMENTS

      Fixed Maturities and Equity Securities

      Fixed maturities and equity securities at December 31, 2003 were as follows:

                                           Cost or   Gross Unrealized Estimated
                                          Amortized  ---------------    Fair
                                            Cost      Gain     Loss     Value
                                          ---------- -------  ------- ----------
                                                 (Dollars in thousands)
Fixed maturities:
   U.S. corporate securities              $1,303,658 $63,693  $ 5,968 $1,361,383
   Mortgage-backed securities                384,962   2,497    2,653    384,806
   Foreign corporate securities              136,314   6,242    1,872    140,684
   U.S. treasuries/agencies                   92,458     435       74     92,819
   Asset-backed securities                   167,742   2,461    2,212    167,991
   Commercial mortgage-backed securities     191,823   1,707    1,138    192,392
   Foreign government securities              30,641   2,738      240     33,139
                                          ---------- -------  ------- ----------
   Total fixed maturities                 $2,307,598 $79,773  $14,157 $2,373,214
                                          ========== =======  ======= ==========
Equity securities:
 Common stocks                            $    1,141 $    87  $     - $    1,228
                                          ========== =======  ======= ==========

      Fixed maturities and equity securities at December 31, 2002 were as follows:

                                           Cost or   Gross Unrealized Estimated
                                          Amortized  ---------------    Fair
                                            Cost      Gain     Loss     Value
                                          ---------- -------  ------- ----------
                                                 (Dollars in thousands)
Fixed maturities:
   U.S. corporate securities              $  857,262 $54,254  $14,794 $  896,722
   Mortgage-backed securities                137,200   3,486        1    140,685
   Foreign corporate securities              149,019   8,276      392    156,903
   U.S. treasuries/agencies                  468,065   1,766       69    469,762
   Asset-backed securities                   129,419   3,492   16,100    116,811
   Commercial mortgage-backed securities      69,022   1,640        -     70,662
   Foreign government securities               8,735     149    1,226      7,658
   Other fixed income assets                      26       -        -         26
                                          ---------- -------  ------- ----------
   Total fixed maturities                 $1,818,748  73,063  $32,582 $1,859,229
                                          ========== =======  ======= ==========
Equity securities:
   Common stocks                          $    1,178 $     -  $     - $    1,178
                                          ========== =======  ======= ==========

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $134,750 thousand and $144,473 thousand at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $4,138 thousand at December 31, 2003 and a net unrealized loss of $7,827 thousand at December 31, 2002. Non-income producing fixed maturities were $5,061 thousand and $10,573 thousand at December 31, 2003 and 2002, respectively.

      The cost or amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity date, are shown below:

                                                    Cost or   Estimated
                                                   Amortized    Fair
                                                     Cost       Value
                                                   ---------- ----------
                                                   (Dollars in thousand)
       Due in one year or less                     $   87,270 $   88,911
       Due after one year through five years        1,052,813  1,083,236
       Due after five years through ten years         291,310    315,376
       Due after ten years                            131,678    140,502
                                                   ---------- ----------
           Subtotal                                 1,563,071  1,628,025
       Mortgage-backed and asset-backed securities    744,527    745,189
                                                   ---------- ----------
           Total fixed maturities                  $2,307,598 $2,373,214
                                                   ========== ==========

      Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

      Sales of securities classified as available-for-sale were as follows:

                                       Years ended December 31,
                                    ------------------------------
                                      2003       2002       2001
                                    --------  ----------  --------
                                        (Dollars in thousands)
            Proceeds                $711,798  $1,033,134  $328,351
            Gross investment gains  $  7,536  $   36,165  $ 16,128
            Gross investment losses $ (6,904) $  (12,894) $ (5,448)

      Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other than temporarily impaired available-for-sale securities of $21,536 thousand, $13,050 thousand and $4,536 thousand, respectively.

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in continuous unrealized loss position at December 31, 2003:

                                                   Equal to or Greater
                              Less than 12 months     than 12 months           Total
                              -------------------- -------------------- --------------------
                              Estimated   Gross    Estimated   Gross    Estimated   Gross
                                Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                Value      Loss      Value      Loss      Value      Loss
                              --------- ---------- --------- ---------- --------- ----------
                                                  (Dollars in thousands)
U.S. corporate securities     $176,494   $ 4,742    $13,451    $1,226   $189,945   $ 5,968
Mortgage-backed securities     187,979     2,653          -         -    187,979     2,653
Foreign corporate securities    27,335     1,595      2,576       277     29,911     1,872
U.S. treasuries/agencies        51,076        74          -         -     51,076        74
Asset-backed securities         64,567     1,696     17,197       516     81,764     2,212
Commercial mortgage-backed
  securities                    83,609     1,138          -         -     83,609     1,138
Foreign government securities      912       240          -         -        912       240
                              --------   -------    -------    ------   --------   -------
   Total fixed maturities     $591,972   $12,138    $33,224    $2,019   $625,196   $14,157
                              ========   =======    =======    ======   ========   =======

      There were no equity securities in a continuous unrealized loss position at December 31, 2003.

      Securities Lending

      Starting in 2003, the Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $371,464 thousand and an estimated fair value of $376,386 thousand were on loan under the program at December 31, 2003. The Company was liable for cash collateral under its control of $387,369 thousand at December 31, 2003. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

      Assets on Deposit

      The Company had investment assets on deposit with regulatory agencies with a fair market value of $7,326 thousand and $7,756 thousand at December 31, 2003 and 2002, respectively.

      Mortgage Loans on Real Estate

      Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                           ----------------------
                                              2003        2002
                                           -----------  --------
                                           (Dollars in thousands)
                Commercial mortgage loans  $   223,469  $270,971
                Less: Valuation allowances         969     1,060
                                           -----------  --------
                    Mortgage loans         $   222,500  $269,911
                                           ===========  ========

      Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, 18%, 10% and 8% of the properties were located in California, Texas and Maryland, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

      Changes in mortgage loan valuation allowances were as follows:

                                        Years ended December 31,
                                        -----------------------
                                         2003      2002    2001
                                        ------   -------  ------
                                        (Dollars in thousands)
                 Balance at January 1   $1,060   $ 2,372  $    -
                 Additions                 132      (184)  2,372
                 Deductions               (223)   (1,128)      -
                                        ------   -------  ------
                 Balance at December 31 $  969   $ 1,060  $2,372
                                        ======   =======  ======

      A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                          December 31,
                                                        ----------------------
                                                          2003        2002
                                                         --------    --------
                                                        (Dollars in thousands)
      Impaired mortgage loans with valuation allowances   $2,997      $5,769
      Less: Valuation allowances on impaired mortgages       385       1,060
                                                         --------    --------
          Impaired mortgage loans                         $2,612      $4,709
                                                         ========    ========

      The average investment in impaired mortgage loans on real estate was $3,701 thousand, $6,729 thousand and $3,694 thousand for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $375 thousand, $527 thousand and $799 thousand for the years ended December 31, 2003, 2002 and 2001, respectively.

      Real Estate Joint Ventures

      All of the real estate joint ventures consisted of office buildings for the years ended December 31, 2003 and 2002. The Company's real estate holdings are located primarily in Illinois.

      Net Investment Income

      The components of net investment income were as follows:

                                                     Years ended December 31,
                                                   ----------------------------
                                                     2003      2002      2001
                                                   --------  --------  --------
                                                      (Dollars in thousands)
 Fixed maturities                                  $114,109  $131,747  $135,722
 Mortgage loans on real estate                       21,761    25,619    28,777
 Real estate joint ventures                             269       169       174
 Policy loans                                         2,229     2,178     2,092
 Other limited partnership interests                     46        68        12
 Cash, cash equivalents and short-term investments    8,547     4,350     6,818
 Other                                                 (129)      (49)      886
                                                   --------  --------  --------
   Total                                            146,832   164,082   174,481
 Less: Investment expenses                            3,537       434       609
                                                   --------  --------  --------
   Net investment income                           $143,295  $163,648  $173,872
                                                   ========  ========  ========

      Net Investment Gains (Losses)

      Net investment gains (losses), including valuation allowances, were as follows:

                                                          Years ended December 31,
                                                         --------------------------
                                                           2003      2002     2001
                                                         --------  -------  -------
                                                           (Dollars in thousands)
Fixed maturities                                         $(20,867) $10,189  $ 6,107
Equity securities                                             (37)      32       37
Mortgage loans on real estate                                (131)     782   (2,240)
Real estate joint ventures                                     (5)       9       11
Derivatives (1)                                            (3,896)      76        -
Other                                                          49      (16)     227
                                                         --------  -------  -------
  Total                                                   (24,887)  11,072    4,142
Amounts allocable from deferred policy acquisition costs    5,416   (2,639)  (2,775)
                                                         --------  -------  -------
    Total net investment gains (losses)                  $(19,471) $ 8,433  $ 1,367
                                                         ========  =======  =======

             --------
             (1) The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

      Investment gains and losses have been reduced by deferred policy acquisition cost amortization to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

      Net Unrealized Investment Gains (Losses)

      The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                Years ended December 31,
                                              ----------------------------
                                                2003      2002      2001
                                              --------  --------  --------
                                                 (Dollars in thousands)
    Fixed maturities                          $ 65,721  $ 40,481  $ 30,588
    Equity securities                               87         -     1,246
    Derivatives                                  2,727         -         -
    Other invested assets                          152       152       152
                                              --------  --------  --------
        Total                                   68,687    40,633    31,986
                                              --------  --------  --------
    Amounts allocable from:
      Deferred policy acquisition costs        (36,015)  (29,356)  (24,254)
      Deferred income taxes                    (11,435)   (3,947)   (2,278)
                                              --------  --------  --------
        Total                                  (47,450)  (33,303)  (26,532)
                                              --------  --------  --------
          Net unrealized investment gains     $ 21,237  $  7,330  $  5,454
                                              ========  ========  ========

      The changes in net unrealized investment gains (losses) were as follows:

                                                      Years ended December 31,
                                                     -------------------------
                                                       2003     2002     2001
                                                     -------  -------  -------
                                                       (Dollars in thousands)
Balance at January 1                                 $ 7,330  $ 5,454  $ 7,091
Unrealized investment gains (losses) during the year  28,054    8,647   (9,131)
Unrealized investment (losses) gains relating to:
  Deferred policy acquisition costs                   (6,659)  (5,102)   5,954
Deferred income taxes                                 (7,488)  (1,669)   1,540
                                                     -------  -------  -------
Balance at December 31                               $21,237  $ 7,330  $ 5,454
                                                     =======  =======  =======
Net change in unrealized investment gains (losses)   $13,907  $ 1,876  $(1,637)
                                                     =======  =======  =======

3.  DERIVATIVE FINANCIAL INSTRUMENTS

      The table below provides a summary of notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

                                   2003                        2002
                        --------------------------- ---------------------------
                                   Current Market              Current Market
                                   or Fair Value               or Fair Value
                        Notional ------------------ Notional ------------------
                         Amount  Assets Liabilities  Amount  Assets Liabilities
                        -------- ------ ----------- -------- ------ -----------
                                        (Dollars in thousands)
 Financial futures      $226,300  $  -    $3,830    $     -  $    -     $ -
 Foreign currency swaps    1,381     -       173          -       -       -
 Credit default swaps     10,000   104         -     10,000       -      46
                        --------  ----    ------    -------  ------     ---
 Total contractual
   commitments          $237,681  $104    $4,003    $10,000  $    -     $46
                        ========  ====    ======    =======  ======     ===

      The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2003 and 2002:

                           December 31,                         December 31,
                               2002                                 2003
                             Notional             Terminations/   Notional
                              Amount    Additions  Maturities      Amount
                           ------------ --------- ------------- ------------
                                        (Dollars in thousands)
   BY DERIVATIVE TYPE
   Financial futures         $     -    $452,600    $226,300      $226,300
   Foreign currency swaps          -       1,381           -         1,381
   Credit default swaps       10,000           -           -        10,000
                             -------    --------    --------      --------
       Total contractual
         commitments         $10,000    $453,981    $226,300      $237,681
                             =======    ========    ========      ========
   BY DERIVATIVE
     STRATEGY
   Invested asset hedging    $     -    $453,981    $226,300      $227,681
   Portfolio hedging          10,000           -           -        10,000
                             -------    --------    --------      --------
       Total contractual
         commitments         $10,000    $453,981    $226,300      $237,681
                             =======    ========    ========      ========

      The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

                                            Remaining Life
                           -------------------------------------------------
                                    After One  After Five
                                       Year      Years
                           One Year  Through    Through   After Ten
                           or Less  Five Years Ten Years    Years    Total
                           -------- ---------- ---------- --------- --------
                                    (Dollars in thousands)
   Financial futures       $226,300  $     -     $    -    $    -   $226,300
   Foreign currency swaps         -    1,381          -         -      1,381
   Credit default swaps           -   10,000          -         -     10,000
                           --------  -------     ------    ------   --------
       Total contractual
         commitments       $226,300  $11,381     $    -    $    -   $237,681
                           ========  =======     ======    ======   ========

      The following table presents the notional amounts and fair values of derivatives by hedge designation at December 31, 2003 and 2002:

                                2003                        2002
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                     (Dollars in thousands)
    BY TYPE OF HEDGE
    Fair value       $227,681  $  -    $4,003    $     -  $    -     $ -
    Non qualifying     10,000   104         -     10,000       -      46
                     --------  ----    ------    -------  ------     ---
        Total        $237,681  $104    $4,003    $10,000  $    -     $46
                     ========  ====    ======    =======  ======     ===

      The Company recognized $10 thousand in net investment income from the periodic settlement of foreign currency swaps that qualify as accounting hedges under SFAS 133, as amended, for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, there were no derivative instruments designated as qualifying accounting hedges under SFAS 133.

      During the year ended December 31, 2003, the Company recognized $4,002 thousand in net investment losses related to qualifying fair value hedges. Accordingly, $106 thousand in unrealized market value changes representing losses on fair value hedged investments were recognized in net investment losses during the year ended December 31, 2003. There were no discontinued fair value hedges during the year ended December 31, 2003. There were no derivatives designated as fair value hedges during the years ended December 31, 2002 or 2001.

      During the years ended December 31, 2003, 2002 and 2001 there were no cash flow hedges. The Company has no SFAS 133 transition adjustment.

      There is no net investment income or expense and no net gains or losses reported in accumulated other comprehensive income at December 31, 2003 that are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment gains and losses, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

      For the years ended December 31, 2003 and 2002, the Company recognized $22 thousand and $76 thousand, respectively, in net investment losses from the periodic settlement payments on derivative instruments and $104 thousand and $0, respectively, in net investment gains from changes in fair value related to derivatives not qualifying as accounting hedges. The Company had no derivatives positions during the year ended December 31, 2001.

4.  INSURANCE

      Deferred Policy Acquisition Costs

      Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                       Deferred
                                            Value of    Policy
                                            Business  Acquisition
                                            Acquired     Costs      Total
                                            --------  ----------- --------
                                                (Dollars in thousands)
     Balance at December 31, 2000           $227,060   $ 65,572   $292,632
     Capitalizations                               -     68,505     68,505
                                            --------   --------   --------
         Total                               227,060    134,077    361,137
                                            --------   --------   --------
     Amortization allocated to:
       Net investment gains (losses)               -      2,775      2,775
       Unrealized investment gains (losses)   (8,662)     2,708     (5,954)
       Other expenses                         24,531     (5,783)    18,748
                                            --------   --------   --------
         Total amortization                   15,869       (300)    15,569
                                            --------   --------   --------
     Balance at December 31, 2001            211,191    134,377    345,568
       Capitalizations                             -    103,213    103,213
                                            --------   --------   --------
         Total                               211,191    237,590    448,781
                                            --------   --------   --------
     Amortization allocated to:
       Net investment gains (losses)               -      2,639      2,639
       Unrealized investment gains (losses)   (4,598)     9,700      5,102
       Other expenses                         22,994      1,685     24,679
                                            --------   --------   --------
         Total amortization                   18,396     14,024     32,420
                                            --------   --------   --------
     Balance at December 31, 2002            192,795    223,566    416,361
     Capitalizations                               -    132,072    132,072
                                            --------   --------   --------
         Total                               192,795    355,638    548,433
                                            --------   --------   --------
     Amortization allocated to:
       Net investment gains (losses)          (2,429)    (2,987)    (5,416)
       Unrealized investment gains (losses)      671      5,988      6,659
       Other expenses                         18,733     20,020     38,753
                                            --------   --------   --------
         Total amortization                   16,975     23,021     39,996
                                            --------   --------   --------
     Balance at December 31, 2003           $175,820   $332,617   $508,437
                                            ========   ========   ========

      The estimated future amortization expense for value of business acquired is $18,319 thousand in 2004, $17,414 thousand in 2005, $17,152 thousand in 2006, $16,980 thousand in 2007 and $16,613 thousand in 2008.

      Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization,
      (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

      Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

      Future Policy Benefits and Policyholder Account Balances

      Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 9%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

      Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 13%, less expenses, mortality charges, and withdrawals.

      Separate Accounts

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

      Separate accounts include one category of risk assumption: non-guaranteed separate accounts totaling $5,093,170 thousand and $2,876,807 thousand at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk.

      Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $78,502 thousand, $45,743 thousand and $45,354 thousand for the years ended December 31, 2003, 2002 and 2001, respectively.

5.  REINSURANCE

      Effective January 1, 2001, the Company entered into a reinsurance agreement with Metropolitan Life to automatically cede certain SPDA contracts issued, on a 90% coinsurance basis. The agreement is considered to be financing and does not meet the conditions for reinsurance accounting under GAAP. There was no impact on the Company's financial statements resulting from this transaction.

      Effective April 1, 2001, the Company entered into a reinsurance agreement with Metropolitan Life to automatically cede variable annuity contracts issued on a 90% modified coinsurance basis. The agreement is treated as a financing agreement since it does not meet the conditions for reinsurance accounting under GAAP.

      Effective April 1, 2001, the Company entered into a Yearly Renewable Term reinsurance agreement with Exeter Reassurance Company LTD., (a MetLife affiliate) to automatically cede varying percentages of the Guaranteed Minimum Death Benefit Rider, Guaranteed Minimum Income Benefit Rider and Earnings Preservation Benefit Rider associated with certain variable annuity contracts. The Company recognized ceded liabilities of $1,021 thousand and $604 thousand at December 31, 2003, and 2002, respectively. The Company recognized operating income of approximately $2,011 thousand and $224 thousand from this transaction in 2003 and 2002, respectively.

      Effective December 31, 1999, the Company entered into a modified coinsurance reinsurance agreement with Metropolitan Life. Under the reinsurance agreement, the Company ceded life insurance and annuity business that was issued or renewed from July 25, 1999 through December 31, 1999 to Metropolitan Life. The amount of ceded life insurance and annuity business that was issued or renewed from the Company to Metropolitan Life was approximately $191,330 thousand, $177,811 thousand and $212,622 thousand at December 31, 2003, 2002 and 2001, respectively. Net earnings to Metropolitan Life from that business are experience refunded to the Company. The agreement is treated as a financing arrangement since it does not meet the conditions for reinsurance accounting under GAAP. In substance, the agreement represents a guarantee by Metropolitan Life of new business and renewed SPDA business during this period.

      The Company currently reinsures 55% of the riders containing benefit guarantees related to variable annuities. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

      The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                               Years ended December 31,
                                              -------------------------
                                                2003     2002     2001
                                              -------  -------  -------
                                                (Dollars in thousands)
        Direct premiums                       $11,124  $23,413  $14,171
        Reinsurance ceded                      (3,757)    (783)  (1,986)
                                              -------  -------  -------
        Net premiums                          $ 7,367  $22,630  $12,185
                                              =======  =======  =======
        Reinsurance recoveries netted against
        policyholder benefits                 $   278  $   730  $ 1,031
                                              =======  =======  =======

      Reinsurance recoverables, included in premiums and other receivables, were $278 thousand at December 31, 2003. There were no reinsurance recoverables, included in premiums and other receivables at December 31, 2002.

6.  DEBT

      The Company did not have any debt outstanding at December 31, 2003 and 2002. The Company had borrowings related to dollar repurchase agreements in the amount of $8,724 thousand, recorded as short-term debt, with an interest rate of 6.50% and maturity of 30 days at December 31, 2001.

      Interest expense related to the Company's indebtedness was $171 thousand for the year ended December 31, 2001.

7.  INCOME TAXES

      The provision for income taxes for operations was as follows:

                                                 Years ended December 31,
                                                 -------------------------
                                                   2003      2002    2001
                                                 --------  -------  ------
                                                  (Dollars in thousands)
      Current income tax expense (benefit)
        Federal                                  $  8,565  $   232  $    1
        State                                           -      (29)      -
      Deferred
        Federal                                   (12,080)  10,972   7,293
                                                 --------  -------  ------
      Provision for income tax (benefit) expense $ (3,515) $11,175  $7,294
                                                 ========  =======  ======

      Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for operations were as follows:

                                                 Years ended December 31,
                                                -------------------------
                                                  2003     2002     2001
                                                -------  -------  -------
                                                  (Dollars in thousands)
     Tax provision at U.S. statutory rate       $(1,448) $13,238  $ 7,855
     Tax effect of:
       Tax exempt investment income              (2,101)  (2,010)  (1,223)
       Goodwill amortization                          -        -      653
       State tax net of federal benefit               -      (30)       -
       Other, net                                    34      (23)       9
                                                -------  -------  -------
     Provision for income tax (benefit) expense $(3,515) $11,175  $ 7,294
                                                =======  =======  =======

      Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                       December 31,
                                                    ---------------------
                                                      2003        2002
                                                     --------   --------
                                                    (Dollars in thousands)
         Deferred tax assets:
           Liability for future policy benefits     $145,472    $ 60,834
           Tax basis of intangible assets purchased    4,368       5,193
           Loss and credit carryforwards              13,874      53,158
                                                     --------   --------
           Total deferred tax assets                 163,714     119,185
                                                     --------   --------
         Deferred tax liabilities:
           Deferred policy acquisition costs         156,667     124,607
           Investments                                 1,684          99
           Unrealized gain on investments             11,435       3,947
           Other, net                                    498       1,928
                                                     --------   --------
           Total deferred tax liabilities            170,284     130,581
                                                     --------   --------
         Net deferred income tax liability          $ (6,570)   $(11,396)
                                                     ========   ========

      The Company has capital loss carryforwards of $39,573 thousand at December 31, 2003 which will expire between 2005 and 2008. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred tax assets.

      The Company had no valuation allowance related to tax benefits for the years ended December 31, 2003 and 2002.

      The Company has been audited by the Internal Revenue Service for the years through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

      The Company files a consolidated federal income tax return with FMLIIC and MLIICCA. The method of allocation between the companies is both subject to written agreement and approval by the Board of Directors. The allocation is to be based upon separate return calculations, adjusted for any tax deferred intercompany transactions, with current credit for net losses to the extent recoverable in the consolidated return.

8.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

      Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates are in the process of responding and are fully cooperating with regard to these information requests and inquiries. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

      Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      Summary

      It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

      Guarantees

      In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

      The Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits become worthless, is $10,000 thousand at December 31, 2003. The credit default swap expires in 2006.

9.  EQUITY

      Dividend Restrictions

      Under the Missouri Insurance Law, the maximum amount of dividends the Company is permitted, without prior insurance regulatory clearance, to pay is the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). However, dividends may only be paid from positive balances in statutory unassigned funds. As such, no dividends are permissible in 2004 without prior approval of the insurance commissioner.

      Statutory Equity and Income

      Applicable insurance department regulations require that insurance companies prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, valuing securities on a different basis and limiting the amount, if any, of deferred income taxes that may be recognized. Statutory net income (losses) of the Company, as filed with the Department, was $40,466 thousand, ($9,653) thousand and ($620) thousand for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $269,188 thousand and $151,006 thousand at December 31, 2003 and 2002, respectively.

      The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments and became effective January 1, 2001.
      However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance increased the Company's statutory capital and surplus by approximately $5,089 thousand as of January 1, 2001 which primarily relates to accounting principles regarding income taxes.
      Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

      Other Comprehensive Income (Loss)

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss):

                                                                Years Ended December 31,
                                                              ---------------------------
                                                                2003     2002      2001
                                                              -------  --------  --------
                                                                 (Dollars in thousands)
Holding (losses) gains on investments arising during the year $(4,620) $ 26,962  $ 11,634
Income tax effect of holding gains or losses                    1,617   (12,696)   (5,640)
Reclassification adjustments:
  Recognized holding gains (losses) included in current year
    income                                                     23,027   (11,878)   (6,693)
  Amortization of premiums and accretion of discounts
    associated with investments                                 9,647    (6,437)  (14,072)
  Recognized holding (losses) gains allocated to other
    policyholder amounts                                       (5,416)    2,639     2,775
  Income tax effect                                            (9,540)    7,382     8,722
Allocation of holding (losses) gains on investments relating
  to other policyholder amounts                                (1,243)   (7,741)    3,178
Income tax effect of allocation of holding gains or losses to
  other policyholder amounts                                      435     3,645    (1,541)
                                                              -------  --------  --------
Other comprehensive income (loss)                             $13,907  $  1,876  $ (1,637)
                                                              =======  ========  ========

10. OTHER EXPENSES

      Other expenses were comprised of the following:

                                                      Years Ended December 31,
                                                   ------------------------------
                                                      2003       2002      2001
                                                   ---------  ---------  --------
                                                       (Dollars in thousands)
Compensation                                       $     835  $     254  $  4,920
Commissions                                          120,716     82,078    61,685
Interest and debt issue costs                            129        249       171
Amortization of policy acquisition costs (excludes
  amounts directly related to net investment gains
  (losses) of ($5,416), $2,639 and $2,775,
  respectively)                                       38,753     24,679    18,748
Capitalization of policy acquisition costs          (132,072)  (103,213)  (68,505)
Rent, net of sublease income                              14        474     4,537
Other                                                 57,107     54,225    48,972
                                                   ---------  ---------  --------
    Total other expenses                           $  85,482  $  58,746  $ 70,528
                                                   =========  =========  ========

11. FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                              Carrying   Estimated
                                               Value     Fair Value
             December 31, 2003               ----------  ----------
                                             (Dollars in thousands)
             Assets:
               Fixed maturities              $2,373,214  $2,373,214
               Equity securities             $    1,228  $    1,228
               Mortgage loans on real estate $  222,500  $  248,389
               Policy loans                  $   28,680  $   28,680
               Short-term investments        $  225,665  $  225,665
               Cash and cash equivalents     $  149,106  $  149,106
             Liabilities:
               Policyholder account balances $3,450,348  $3,083,659

                                              Carrying   Estimated
                                               Value     Fair Value
             December 31, 2002               ----------  ----------
                                             (Dollars in thousands)
             Assets:
               Fixed maturities              $1,859,229  $1,859,229
               Equity Securities             $    1,178  $    1,178
               Mortgage loans on real estate $  269,911  $  305,240
               Policy loans                  $   28,221  $   28,221
               Short-term investments        $  129,142  $  129,142
               Cash and cash equivalents     $  232,773  $  232,773
             Liabilities:
               Policyholder account balances $3,080,448  $2,896,714

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

      Fixed Maturities and Equity Securities

      The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

      Mortgage Loans on Real Estate

      Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

      Policy Loans

      The carrying values for policy loans approximate fair value.

      Cash and Cash Equivalents and Short-term Investments

      The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

      Policyholder Account Balances

      The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

      Derivative Financial Instruments

      The fair value of derivative instruments, including financial futures, credit default and foreign currency swaps are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

12. RELATED PARTY TRANSACTIONS

      The Company entered into a Service Agreement, an Investment Management Agreement and a Principal Underwriters and Selling Agreement with its affiliated companies for 2003 and 2002. Metropolitan Life provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company. MetLife Investors Group, Inc. ("MLIG") and MetLife Investors Distribution Company, provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2003 and 2002 by the Company, recorded in other expenses were $46,716 thousand and $48,388 thousand, respectively.

      At December 31, 2003 and 2002, amounts due to affiliates of approximately $3,775 thousand and $4,485 thousand, respectively, relate primarily to Metropolitan Life and MLIG.

      Since the Company is a member of a controlled group of affiliated companies its results may not be indicative of those of a stand alone entity.

      In 2003 and 2001, the Company received a cash capital contribution of $56,000 thousand and $85,000 thousand, respectively, from Cova Corporation. The Company did not receive a capital contribution in 2002.

      On September 10, 2002, Metlife Investors Insurance Company's Board of Directors approved an Agreement and Plan of Merger ("Agreement") providing for the merger of MLIICCA with and into the Company, with the Company being the surviving corporation of the merger. The Company is pursuing the certificate of authority and authorizations from the California Department of Insurance to offer variable annuities and variable life insurance products in the state of California. Upon receipt of these approvals, the Agreement will be presented to Cova, as sole shareholder of the Company, for approval.

                            PART C: OTHER INFORMATION

Item 26.      Exhibits

          (a)            Resolutions of the Board of Directors of COVA Financial
                         Services Life Insurance Company dated October 23, 1991
                         1
          (b)            None
          (c)  (i)       Form of Principal Underwriters Agreement between
                         MetLife Investors Insurance Company and MetLife
                         Investors Distribution Company 4
               (ii)      Form of Selling Agreement between MetLife Investors
                         Insurance Company, MetLife Investors Distribution
                         Company, Broker Dealer and General Agent 6
               (iii)     Form of Amendment to Selling Agreement between MetLife
                         Investors Insurance Company, MetLife Investors
                         Distribution Company, Broker-Dealer and General Agent 6
               (iv)      Schedule of Commissions 6
          (d)  (i)       Flexible Premium Joint and Last Survivor Policy 2
               (ii)      Flexible Premium Variable Life Policy 3
               (iii)     Riders to the Policy (Joint and Survivor Policy) 2
                         (Waiver of Specified Premium Rider, Anniversary Partial
                            Withdrawal Rider, Estate Preservation Term Rider, Joint Supplemental Coverage Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Divorce Split Policy Option Rider)
               (iv)      Additional Riders to the Policy 3
                         (Accelerated Benefit Rider, Anniversary Partial
                            Withdrawal Rider, Guaranteed Survivor Plus Purchase Option Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Supplemental Coverage Rider, Waiver of Monthly Deduction Rider, Waiver of Specified
                          Premium Rider)
               (v)       Endorsement (Name Change) 4
          (e)  (i)       Application Forms - Joint and Last Survivor Policy 2
               (ii)      Application Forms - Flexible Premium Variable Life
                         Insurance Policy 3

               (iii)     Updated Application Form

          (f)  (i)       Articles of Incorporation of the Company 1
               (ii)      By-Laws of the Company 1
          (g)            Reinsurance Agreements
          (h)  (i)       Form of Participation Agreement between Met Investors
                         Series Trust, Met Investors Advisory Corp., MetLife
                         Investors Distribution Company and MetLife Investors
                         Insurance Company 6
               (ii)      Form of Participation Agreement between Metropolitan
                         Series Fund, Inc., Metropolitan Life Insurance Company and MetLife Investors Insurance Company 6
               (iii)     Form of Participation Agreement between New England
                         Zenith Fund, New England Investment Management, LLC,
                         New England Securities Corporation and MetLife
                         Investors Insurance Company 6
          (i)            None
          (j)            None

          (k)            Opinion and Consent of Counsel

          (l)            Actuarial Opinion
          (m)            Calculation

          (n)  (i)       Consent of Sutherland Asbill & Brennan LLP
               (ii)      Consent of Independent Auditors
          (o)            None
          (p)            None
          (q)            None

          (r)  (i)       Powers of Attorney 7
               (ii)      Powers of Attorney for Elizabeth M. Forget, George
                         Foulke and Jeffrey A. Tupper

1 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-17963) as filed on December 16, 1996.
2 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83165) as filed on July 19, 1999.
3 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83197) as filed on July 19, 1999.
4 Incorporated by reference to Post-Effective Amendment No. 4 to the Separate Account's Registration Statement on Form S-6 (File No. 333-83165) as filed on April 26, 2001.
5 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-69522) as filed on September 17, 2001.
6 Incorporated by reference to Pre-Effective Amendment No.1 to the Separate Account's Registration Statement on Form S-6 (File No. 333-69522) as filed on December 20, 2001.
7 Incorporated by reference to Post-Effective Amendment No.2 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69522) as filed on February 5, 2003.

8 Incorporated by reference to Post-Effective Amendment No. 3 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69522) as filed on April 30, 2003.

Item 27. Directors and Officers of the Depositor

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address       Positions and Offices with Depositor
--------------------------------------    --------------------------------------
Michael K. Farrell *****                  Chairman of the Board, President and
                                          Chief Executive Officer
James P. Bossert *                        Director, Executive Vice President and
                                          Chief Financial Officer
Susan A. Buffum *****                     Director
Michael R. Fanning **                     Director
Elizabeth M. Forget ****                  Director
George Foulke ******                      Director

Hugh C. McHaffie **                       Director and Executive Vice President
Richard C. Pearson *                      Director, Executive Vice President,
                                          General Counsel and Secretary
Jeffrey A. Tupper *                       Director
Helayne F. Klier ****                     Executive Vice President
Anthony J. Williamson ***                 Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, 501 Boylston Street, Boston, MA 02116
*** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
**** MetLife, One Madison Avenue, New York, NY 10010
***** MetLife, 10 Park Avenue, Morristown, NJ 07960
****** MetLife, 334 Madison Avenue, P.O. Box 633, Convent Station, NJ 07961


Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 29. Indemnification

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

Met Investors Series Trust
MetLife Investors USA Separate Account A
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Annuity Account Five
MetLife Investors Variable Life Account Five
First MetLife Investors Variable Annuity Account One

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.

Name and Principal Business Address       Positions and Offices with Depositor
--------------------------------------    --------------------------------------
A. Frank Beaz *                           Director
James P. Bossert *                        Director
Charles M. Deuth *                        Director, Executive Vice President,
                                          Channel Marketing
Michael K. Farrell ***                    Director
Elizabeth M. Forget **                    Director, Executive Vice President,
                                          Chief Marketing Officer
Paul Hipworth *                           Executive Vice President, Chief
                                          Financial Officer
Helayne F. Klier **                       Director, Executive Vice President,
                                          Chief Information Officer
Lisa S. Kukliski ****                     Director
Paul A. LaPiana *                         Executive Vice President, Life
                                          Insurance Distribution Division
Richard C. Pearson *                      Director and President
Leslie Sutherland *                       Executive Vice President, Chief Sales
                                          Officer
Edward C. Wilson *                        Director, Executive Vice President,
                                          Chief Distribution Officer
Anthony J. Williamson **                  Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, One Madison Avenue, New York, NY 10010
*** MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, Harborside Financial Center, 600 Plaza II, Jersey City, NJ 07311

     (c) Compensation From the Registrant.


      (1)                 (2)                 (3)               (4)           (5)
Name of Principal   Net Underwriting    Compensation on      Brokerage       Other
   Underwriter       Discounts and     Events Occasioning   Commissions   Compensation
                      Commissions      the Deduction of a
                                         Deferred Sales
                                              Load
MetLife Investors
Distribution
Company             $      2,048,178                   --            --             --

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 31. Location of Accounts and Records

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          One Madison Avenue
          New York, New York 10010

     (c)  MetLife Investors Distribution Company
          22 Corporate Plaza Drive
          Newport Beach, CA 92660.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Pursuant to Investment Company Act Section 26(f), MetLife Investor Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors Variable Life Account One, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 26th day of April, 2004.


                                        MetLife Investors Variable Life Account
                                         One
                                                      (Registrant)

                                        By: MetLife Investors Insurance Company


                                        By:  /s/ Richard C. Pearson
                                            ------------------------------------
                                             Richard C. Pearson
                                             Executive Vice President, General
                                             Counsel and Secretary

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 26th day of April, 2004.

                                        MetLife Investors Insurance Company
                                        (Depositor)


                                        By:  /s/ Richard C. Pearson
                                            ------------------------------------
                                             Richard C. Pearson
                                             Executive Vice President, General
                                             Counsel and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 26, 2004.

/s/ Michael K. Farrell*
--------------------------------------    Chairman of the Board, President and
                                          Chief Executive Officer
Michael K. Farrell

                                          Director, Executive Vice President and
/s/ James P. Bossert *                    Chief Financial Officer
--------------------------------------    (Principal Accounting Officer)
James P. Bossert

/s/ Susan A. Buffum *
--------------------------------------    Director
Susan A. Buffum

/s/ Michael R. Fanning *
--------------------------------------    Director
Michael R. Fanning

/s/ Elizabeth M. Forget *
--------------------------------------    Director
Elizabeth M. Forget

/s/ George Foulke *
--------------------------------------    Director
George Foulke

/s/ Hugh C. McHaffie *
--------------------------------------    Director and Executive Vice President
Hugh C. McHaffie

/s/ Richard C. Pearson *
--------------------------------------    Director, Executive Vice President,
                                          General Counsel and Secretary
Richard C. Pearson

/s/ Jeffrey A. Tupper *
--------------------------------------    Director
Jeffrey A. Tupper

                                        By:  /s/ John E. Connolly, Jr.
                                            ------------------------------------
                                             John E. Connolly, Jr.
                                             Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 2 to the Variable Account's Form N-6 Registration Statement, File No. 333-69522, filed on February 5, 2003.

                                  Exhibit Index

(e)(iii)  Updated Application

(g)       Reinsurance Agreements

(k)(ii)   Consent of Richard C. Pearson, Esq.

(l)       Actuarial Opinion

(m)       Calculation Exhibit

(n)(i)    Consent of Sutherland Asbill & Brennan LLP

(n)(ii)   Consent of Independent Auditors

(r)(ii)   Powers of Attorney for Elizabeth M. Forget, George Foulke and Jeffrey
          A. Tupper